Exhibit 10.7 LEASES FOR THE COMPANY'S HEADQUARTERS

                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT is made as of this 30th day of June, 2006 by and between GILMAN + CIOCIA, INC., a Delaware corporation having its principal office at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Tenant") and, ANGELO BALBO MANAGEMENT, LLC, a New York limited liability company having an office at 18 Millbank Road, Poughkeepsie, NY 12603 (the "Landlord").

            NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1 BASIC LEASE INFORMATION

      1.1 Basic Lease Information. As used in this Lease, the following basic lease terms shall have the meanings ascribed thereto:

      (a)   Lease Date: June 30, 2006

      (b)   Landlord's Address:

                  18 Millbank Road

                  Poughkeepsie, NY 12603

                  with a copy at the same time to:

                  Michael Kistner, Esq.

                  2 Raymond Avenue

                  Poughkeepsie, NY 12603

      (c)   Tenant's Address:

                  Gilman + Ciocia, Inc.
                  11 Raymond Avenue
                  Poughkeepsie, New York 12603
                  Attention: Legal Department

      (d)   Building Address:

                  11 Raymond Avenue
                  Poughkeepsie, NY 12603

      (e) Premises: Suite 12, containing approximately 2,692 gross rentable square feet, and containing approximately 2,343 net useable square feet.

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      (f)   Tenant's Pro Rata Share: A percentage, based upon the ratio of the gross rentable square footage of the Premises to the total gross rentable square footage of the Building and 9 Raymond Avenue. Tenant's Pro Rata Share, based upon the current rentable square footage of the Building and 9 Raymond Avenue and the current rentable square footage of the Premises, is 2,692/34,631, 7.77%.

      (g) Term: 36 months, beginning on the Commencement Date and expiring on the Expiration Date.

      (h)   Commencement Date: July 1, 2006.

      (i) Expiration Date: June 30, 2009 unless adjusted or sooner terminated as provided herein.

      (j)   Security Deposit: None.

      (k) Base Rent: Throughout the Term, Base Rent shall be $28,536.00 per year, and $2,378.00 per month. The Base Rent shall increase by three (3%) percent on July 1st of each year during the Term.

      (l)   Broker: None.

      (m) Estimated Monthly Additional Rent Charge (not including Tenant's Pro Rata Share of Taxes): $673.00.

      1.2 Additional Definitions. As used in this Lease, the following terms shall have the meanings ascribed thereto:

      (a) Additional Rent: Any amounts that this Lease requires Tenant to pay in addition to Base Rent.

      (b) Building: 11 Raymond Avenue and related improvements (including, without limitation, parking lots, walkways, driveways, fences and landscaping) of which the Premises are a part.

      (c) Common Areas: The hallways, entryways, stairs, elevators, driveways, parking lot, walkways, restrooms, trash facilities, and all other areas and facilities in and about the Building that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees or visitors.

      (d) Land: The land on which the Building is located, which is described on Exhibit A.

      (e) Parking Areas: Those portions of the parking lots adjacent to the Building which Landlord shall from time to time designate for use by the tenants of the Building for parking.

      (f) Prime Rate: The rate of interest from time to time announced by Citibank as its prime rate of interest.


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      (g) Rent: The Base Rent and Additional Rent.

If any other provision of this Lease contradicts any definition of this Article, the other provision will prevail.

      1.3 Exhibits. The following exhibits are attached to and made a part of this Lease:

                  EXHIBIT A -- Legal Description of the Land

                  EXHIBIT B -- Rules and Regulations

ARTICLE 2 AGREEMENT

      2.1 Grant of Lease. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, on the terms and conditions set forth in this Lease.

ARTICLE 3 DELIVERY OF PREMISES

      3.1 Delivery of Possession.

      (a) The Premises shall be delivered to the Tenant as of July 1, 2006.

      (b) Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose. Landlord and its agents or employees have not agreed to undertake any alterations or construct any Tenant improvements to the Premises.

ARTICLE 4 BASE RENT

      4.1 Payment of Base Rent. Throughout the Term, Tenant will pay Base Rent to Landlord in monthly installments, the first of which shall become due on the Commencement Date with successive installments to become due on the first day of each successive calendar month thereafter. Base Rent will be paid to Landlord, without written notice or demand, and without deduction or offset, in lawful money of the United States of America at Landlord's Address, or to such other address as Landlord may from time to time designate in writing.

      4.2 Late Payment. In the event that any payment of Rent due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.


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ARTICLE 5 REAL ESTATE AND ASSESSMENTS

      5.1 Tenant's Obligation to Pay Taxes. Tenant covenants and agrees that it shall pay to Landlord, as Additional Rent, Tenant's Pro Rata Share of all real property taxes and assessments of whatever kind and nature, including water and sewer rents, special assessments and payments in lieu of taxes levied, imposed, assessed or fixed on or against the Building and the Land or arising from the use, occupancy or possession thereof, during the Term hereof (hereinafter collectively referred to as the "Taxes").

      5.1 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a Taxes estimated payment (the "Estimated Taxes Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $1,010 per month.

      (b) The Landlord shall re-compute the Estimated Taxes Payment on July 1 of each year during the Term. The Estimated Taxes Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following the issuance of each real estate tax bill of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual real estate tax on the bill as compared to the estimate for such tax collected. If the actual real estate taxes on the bill exceed the total Estimated Taxes Payments for such tax during the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Taxes Payments for such tax exceed the actual real estate taxes for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) In the event that any Estimated Taxes Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      5.2 Contest by Landlord. Landlord shall have the right, after reasonable consultation with Tenant, to contest in good faith any Tax or assessment at Landlord's cost and expense. Tenant shall be entitled to its Pro Rata Share of the net proceeds of any refund received by the Landlord as a result of any such contest.

      5.3 Contest by Tenant. In the event that Landlord shall fail to contest any Tax or assessment, Tenant shall have the right to contest such tax or assessment in good faith, at its own cost and expense, provided, however, that notwithstanding such contest, (1) Tenant shall pay when due its Pro Rata Share of any Taxes; (2) Tenant shall comply with all applicable laws, rules and regulations regarding the payment of Taxes; (3) Tenant shall not take any action which would adversely affect, threaten or jeopardize the interest of the


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Landlord in the Building or the Land; and (4) Tenant shall promptly pay, indemnify and save Landlord harmless from, all penalties and interest which may be charged or imposed as a result of or during the pendency of, any such contest. In the event of any such contest by Tenant, Landlord agrees to reasonably cooperate with Tenant, provided, however, that such cooperation shall be without any cost or expense to Landlord and shall not be construed so as to require the Landlord to withhold the payment of any Tax, interest or penalty otherwise due and owing to, or charged by, any taxing authority.

      5.4 Adjustments for Partial Lease Years. It is further agreed that for the first and last lease years of the Term, the portion of all Taxes, other than such as result from assessments attributable to Tenant, to be paid by the Tenant shall be pro rated, depending on the proportion which each such lease year shall bear to the tax year in which it falls.

      5.5 Other Taxes Imposed on Landlord. Tenant shall not be obligated or required hereunder to pay any franchise, excise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profit or revenue tax upon the income or receipts of Landlord.

      5.6 Taxes Attributable to Tenant. Tenant shall be responsible for and shall pay prior to the time when such payment shall be deemed delinquent, all Taxes assessed during the Term against any leasehold interest, or any improvements, alterations, additions, fixtures or personal property of any nature placed in, on or about the Premises by the Tenant, whether such tax shall have been levied or assessed against Landlord or Tenant.

ARTICLE 6 ADDITIONAL RENT

      6.1 In addition to all other rental charges provided for in this Lease, Tenant agrees to pay as Additional Rent:

      (a) Its Pro Rata Share of the following costs and expenses incurred by Landlord in connection with the operation, maintenance and non-structural repair of the Building ("CAM Charges"): utilities, insurance, cleaning, snow removal, parking lot cleaning and other "routine maintenance". "Routine maintenance" is defined to mean those items having a maintenance cycle of annually or more frequently. The Tenant shall not be responsible for "periodic maintenance" items. "Periodic maintenance" is defined as those items with a maintenance cycle of less than annually (e.g., re-sealing the parking lot).

      (b) One hundred percent (100%) of the cost of any janitorial or other service furnished exclusively to the Premises.

      6.2 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a CAM Charges estimated payment (the "Estimated Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $673.00 per month. The Estimated Payment shall apply to a CAM Charge item that exceeds a cost of $4,000 (a "Large Item") at the Tenant's option. The Tenant may pay a Large Item, at its option, within 30 days of being billed by the Landlord for the Large Item instead of having the Large Item paid out of the Estimated Payments.


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      (b) The Landlord shall re-compute the Estimated Payment on July 1 of each year during the Term. The Estimated Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following July 1 of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual CAM Charges for the concluded year. If the actual CAM Charges exceed the total Estimated Payments for the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Payments exceed the actual CAM Charges for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) Within ten (10) business days of Tenant's written request, Landlord will make available for inspection at Landlord's office during regular business backup information with respect to the CAM Charges. The Tenant may only make one request for backup information each month. The Landlord shall send to the Tenant the backup information for Any Large Item expense within thirty (30) days of the expense.

      (e) In the event that any Estimated Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      6.3 Under no circumstances shall the CAM Charges be construed so as to impose upon Tenant any obligation for expenses incurred by Landlord with respect to (a) replacement or re-sealing of blacktop, (b) traffic control devices not located on the Land, (c) depreciation on the Building or on machinery and equipment used in the management, operation, maintenance and repair of the Building or the Land, (d) capital improvements or (e) structural repairs (including the roof).

ARTICLE 7

      7.1 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to
Landlord:

      (d) Commercial general liability insurance with coverage for bodily injury and property damage liability, with a combined single occurrence limit of not less than $2,000,000. All such insurance shall include contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease;


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      (e) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Building, and any leasehold improvements to the Premises in an amount not less than the full replacement cost. Property forms shall provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of Article 20, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

      (f) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of New York; and

      7.2 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord as an additional insured, will be delivered to Landlord promptly following the Lease Date, but in no event later than five (5) days prior to Tenant's occupancy of the Premises and from time to time at least 10 days prior to the expiration of the term of each such policy.. All commercial general liability or comparable policies maintained by Tenant will name Landlord as an additional insured, entitling Landlord to recover under such policies for any loss sustained by Landlord, its agents, and employees as a result of the acts or omissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced below the minimums herein except after 30 days' prior written notice to Landlord. All commercial general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

      7.3 Waiver of Subrogation. Landlord and Tenant each waive any and all rights to recover against the other or against any other tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of such other party or of such other tenant or occupant of the Building, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 7 or any other property insurance actually carried by such party to the extent of the limits of such policy. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Building or the Premises or the contents of the Building or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements

      7.4 Adequacy of Coverage. Landlord, its agents, and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 7 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense.

ARTICLE 8

      8.1 Tenant's Use of the Premises. The Premises will be used by Tenant solely as a business office, including, but not limited to: general business operations, broker dealer operations, accounting, tax return preparation,


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financial planning and brokerage services, and broker dealer operations. Tenant acknowledges and agrees that, Tenant will use the Premises in a careful, safe, and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other tenant or occupant of the Building or Landlord in its operation of the Building.

ARTICLE 9 REQUIREMENTS OF LAW; FIRE INSURANCE

      9.1 General. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or in force after the Lease Date, with the requirements of any board of fire underwriters or other similar body, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Premises or the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

      9.2 Hazardous Materials.

      (a) For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.ss. 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

      (b) Tenant will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Building by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Building to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (ii) all claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Premises.

      (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 9. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs,


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and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's Hazardous Materials on the Premises. Tenant's obligations under this
Article 10 will survive the expiration or other termination of this Lease.

      9.3 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Building which would (a) jeopardize or be in conflict with fire insurance policies covering the Building or fixtures and property in the Building; (b) increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be for use of the Building as an office/warehouse; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.

ARTICLE 10 ASSIGNMENT AND SUBLETTING

      10.1 General. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage, or encumber this Lease, nor sublease, nor permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld or delayed. Any assignment or sublease in violation of this Article 10 will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Section 10.1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

      10.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space;
(d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's reasonable approval.

      10.3 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.


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      10.4 Permitted Transfer. No Landlord consent shall be necessary in the case of an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated; provided that Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease, Tenant shall remain liable under the terms of this Lease, and the resulting or surviving entity has a net worth at the time of such assignment, equal to or in excess of Tenant's.

      10.5 Remedies. If Tenant believes that Landlord has unreasonably withheld its consent pursuant to this Article 10, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent. In the event that Tenant successfully obtains any such declaratory judgment and such judgment is not overturned on appeal, Tenant shall be entitled to its reasonable attorney's fees and court costs with respect thereto.

ARTICLE 11 RULES AND REGULATIONS

      11.1 Landlord's Rules and Regulations. Tenant and its employees, agents, licensees and visitors will at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit B. Landlord may from time to time reasonably amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises and the Building, and the comfort, quiet, and convenience of occupants of the Building, provided that no such new rules or regulations shall materially increase Tenant's responsibilities nor materially decrease Tenant's rights hereunder. Modifications or additions to the rules and regulations will be effective upon 30 days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord will have all remedies that this Lease provides for default by Tenant, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord will not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease will govern.

ARTICLE 12 COMMON AREAS

      12.1 Tenant's Use of the Common Areas. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the Term to use the Common Areas with others, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, except with respect to matters covered by subsection (a) below, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this Article 12 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Premises, Landlord will have the right to:

      (d) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;


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      (e) Temporarily close any of the Common Areas for necessary maintenance, alteration, or improvement purposes; and

      (f) Change the size, use, shape, or nature of any such Common Areas, including erecting additional buildings on the Common Areas, expanding the Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the Building (excluding the Premises) or other buildings to Common Areas, provided that, without Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, no such change in the Common Areas shall materially impair ingress and egress to and from the Premises. Upon erection of any additional buildings or change in Common Areas, the portion of the Building upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

ARTICLE 13 LANDLORD'S REPAIR AND MAINTENANCE

      13.1 Landlord's Repair of Building. Landlord shall make necessary structural repairs to the Building and shall keep in good order, condition and repair all mechanical systems (including, but not limited to, electrical, plumbing, heating, ventilation and air conditioning systems) servicing the Common Areas or the entire Building, and the exterior foundations, downspouts, gutters and roof of the Building, excluding, however, all windows, doors, plate glass, signs and all repairs required by any casualty. For the purpose of this Lease, a structural repair shall be defined as any structural repair to the steel frame, footings, foundations, masonry walls, and roof of the Building. To the extent that any repairs, whether structural or otherwise, result from damage caused by any act, omission or negligence of Tenant, any subtenant or concessionaire, or their respective employees, agents, invitees, licensees or contractors, such repairs shall be performed by Landlord at the cost and expense of Tenant, which expenses shall constitute Additional Rental.

      13.2 Landlord's Repair of Common Areas. Landlord further agrees to maintain and repair and keep in good order and condition, reasonably clean and free from snow, dirt and rubbish, all Common Areas. The costs and expenses incurred by Landlord for maintenance, repairs, utilities, janitorial service, refuse and snow removal and security of the Common Areas shall be performed to ensure the proper quality and the preservation of the reputation of the Building.

      13.3 Limitation on Liability. Landlord will not be in default under this Lease or be liable to Tenant or any other person for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, cleaning, lighting, security; for surges or interruptions of electricity; or for other services Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of such services. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary governmental energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building of any person. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord will have the right to prevent access to the Building during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing Parking Areas and other Common Areas. Except to the extent occasioned by Landlord's negligence or intentional misconduct, Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this Article 13. Under no circumstances will any such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

ARTICLE 14 TENANT'S CARE OF THE PREMISES

      14.1 Maintenance of the Premises.

      (a) Tenant, at its sole cost and expense, shall take good care of the Premises and shall keep, repair, replace and maintain the Premises (including any electrical, plumbing, heating, ventilation, air conditioning and other mechanical systems exclusively servicing the Premises and Tenant's equipment, personal property and trade fixtures located in the Premises, which mechanical systems shall be free of defects and in good working order on the date of Delivery of Possession ) in good order, condition and repair, and each and every part thereof (including, without limitation, painting and decorating), excepting only such matters that are expressly stated herein to be within the Landlord's obligation to maintain, and shall not cause nor permit any snow, ice, dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the Premises. Tenant further agrees not to use the Premises or permit the Premises to be used in any manner as to cause excessive depreciation of or to the Building, and agrees not to cause nor permit waste of or damage or nuisance to, in, or about the Premises or the Building.

      (b) Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice at any time. Landlord shall repair at Tenant's expense, any damage to the Building or roof resulting from the installation, repair, use, or replacement of any such air conditioner or other device.

ARTICLE 15 ALTERATIONS

      15.1 General.

            1. During the Term, Tenant will not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right to make interior, non-structural alterations in an amount not exceeding $50,000 in the aggregate over the Term.

      (b) Subject to Tenant's rights in Article 18, all alterations, additions, fixtures, and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant, unless when consenting to such alterations, additions, fixtures, or improvements, Landlord has advised Tenant in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

      15.2 Free-Standing Partitions. Tenant will have the right to install free-standing work station partitions in that portion of the Premises designated by Landlord as office space, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. Any free-standing work station partitions purchased by Tenant will be part of Tenant's trade fixtures for all purposes under this Lease. Any other partitions installed in the Premises are and will be Landlord's property for all purposes under this Lease.

      15.3 Landlord Alterations. Any modifications or renovations of the lobby, the second and third floor hallways, the stairways or any of the bathrooms shall require the prior written approval of Tenant, which approval shall not be unreasonably withheld.

      15.4 Removal. If Landlord has required Tenant to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this Article 15, Tenant will remove such alterations, additions, fixtures, and improvements at Tenant's sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted.

ARTICLE 16 UTILITY SERVICE

      16.1 Utility Service for Premises. Tenant agrees to pay as and when the same become due and payable, all charges for electricity, gas, heat, steam, hot water, telephone and other utilities supplied to the Premises during the Term, together with cost of repair, maintenance, replacement and reading of all meters measuring Tenant's use or consumption thereof. If any such services are separately metered or billed to Tenant, Tenant shall pay all charges for such services directly. If, however, any such services are not separately metered or billed to Tenant but rather are billed to and paid by Landlord, Tenant will pay to Landlord its proportionate share of the cost of such services (as determined by Landlord) as Additional Rent. In the event that Tenant shall fail to pay any charges for any or all of the aforesaid services when due, Landlord shall have the right, but not the obligation to make such payments, in which event, a sum equal to any such payments shall be Additional Rent, and shall be collectible as such, together with interest at an annual rate equal to five percent (5%) percent above the Prime Rate, from the date of payment by Landlord. In no event shall Landlord be responsible or liable for the failure to supply Tenant or for the failure of Tenant to receive, any utility service, except in the event that Landlord shall be negligent in connection with any such failure, nor shall Tenant be entitled to any cessation, abatement, reduction or other offset of Rent in the event of any failure to receive any utility service.

ARTICLE 17 MECHANICS' LIENS

      17.1 Removal of Liens. Tenant will pay or cause to be paid all costs and charges for work (a) done by Tenant or caused to be done by Tenant, in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord, the Premises, and the Building free, clear, and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant. If any such lien, at any time, is filed against the Premises or any part of the Building, Tenant will cause such lien to be discharged of record within 10 days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such 10-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Building to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Building, or that any action affecting title to the Building has been commenced on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including but not limited to any maintenance, repairs, alterations, additions, improvements, or installations) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of nonresponsibility or similar written notices on the Premises in order to protect the Premises against any such liens. The terms and conditions of this Section 17.1 shall not apply to any liens arising or resulting from the initial build-out of the Premises by Landlord for Tenant.

ARTICLE 18 END OF TERM

      18.1 End of Term. At the end of this Lease, Tenant will promptly quit and surrender the Premises broom-clean, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building. Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has requested in accordance with Article 15. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises after the end of the Term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

ARTICLE 19 EMINENT DOMAIN

      19.1 Condemnation of Premises. If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "Termination Date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more than 25% of the rentable area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the Termination Date. If less than 25% of the rentable area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Base Rent will be abated in the proportion of the rentable area of the Premises so taken to the rentable area of the Premises immediately before such taking, and Tenant's Pro Rata Share will be appropriately recalculated. If 25% or more of the Building is so taken, Landlord may cancel this Lease by written notice to Tenant given within 30 days after the Termination Date. In the event of any such taking, the entire award will be paid to Landlord and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced.

ARTICLE 20 DAMAGE AND DESTRUCTION

      20.1 Notice of Casualty. If the Premises or the Building are damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this Article 20. Such notice will be given before the 30th day (the "Notice Date") after the fire or other insured casualty.

      20.2 Minor Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent which may be repaired within 120 days after the Notice Date, as reasonably determined by Landlord, Landlord will promptly begin to repair the damage after the Notice Date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Base Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "Repair Period") based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      20.3 Major Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent that may not be repaired within 180 days after the Notice Date, as reasonably determined by Landlord, then (a) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the Notice Date, such written notice to include a detailed explanation of the reasons the Premises or the Building cannot be repaired within 180 days, or (b) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within 10 days after Landlord's delivery of a written notice that the repairs cannot be made within such 180-day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Building and Premises and Base Rent will be abated on a pro rata basis during the Repair Period based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      21.4 Tenant Caused Casualty. If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees, or invitees, there will be no abatement of Base Rent as otherwise provided for in this Article 20. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, or the Building, except as set forth in this Lease.

ARTICLE 21 SUBORDINATION

      21.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any mortgage, together with any renewals, extensions, modifications, consolidations, and replacements of such mortgage (a "Superior Lien"), now or after the date affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Building or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Notwithstanding the foregoing, Tenant will execute, acknowledge, and deliver to Landlord, within 20 days after written demand by Landlord, such documents as may be reasonably requested by Landlord or the holder of any Superior Lien to confirm or effect any such subordination.

      21.2 Attornment. Tenant agrees that in the event that any holder of a Superior Lien succeeds to Landlord's interest in the Premises, Tenant will pay to such holder all Rents subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a Superior Lien of the remedies provided for by law or by such Superior Lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest will not be bound by:

      (c) Any payment of Rent for more than one month in advance;

      (d) Any amendment or modification of this Lease made without the written consent of such successor in interest;

      (e) Any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or

      (f) Any claim or offset of Rent against the Landlord .

Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will, within 20 days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment, so long as such instrument provides that such successor in interest will not disturb Tenant in its use of the Premises in accordance with this Lease and will otherwise abide by the terms of this Lease from and after the effective date on which such successor in interest succeeds to Landlord's interest in this Lease.

ARTICLE 22 ENTRY BY LANDLORD

      22.1 Landlord's Right of Entry.Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at reasonable hours upon prior notice to Tenant to:

      (g) Inspect the Premises;

      (h) Exhibit the Premises to prospective purchasers, lenders or tenants;

      (i) Determine whether Tenant is complying with all its obligations in this Lease;

      (j) Supply services to be provided by Landlord to Tenant according to this Lease;

      (k) Post written notices of nonresponsibility or similar notices; or

      (l) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building; however, all such work will be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible.

Landlord covenants and agrees to use commercially reasonably efforts to avoid unreasonable interference with Tenant and its operations in exercising its right of access pursuant to this Section 22.1. Provided Landlord uses such commercially reasonable efforts, Tenant, by this Section 22.1, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this Section. Landlord will at all times have and retain a key with which to unlock all of the doors in, on or about the Premises. Landlord will have the right to use any and all means it may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises. Any entry to the Premises by Landlord in accordance with this Section will not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, , nor will any such entry entitle Tenant to damages or an abatement of Base Rent, Additional Rent, or other charges that this Lease requires Tenant to pay..

ARTICLE 23 INDEMNIFICATION, WAIVER, AND RELEASE

      23.1 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Landlord, its employees, or agents, and subject to the provisions of Section 7.3, Tenant will neither hold nor attempt to hold Landlord, its employees, or agents liable for, and Tenant will indemnify and hold harmless Landlord, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant;

      (b) any activity, work, or thing done or permitted by Tenant in or about the Premises or the Building;

      (c) any breach by Tenant or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises under the express or implied invitation of Tenant.

            If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

      23.2 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Tenant, its employees, or agents, and subject to the provisions of Section 7.3, Landlord will neither hold nor attempt to hold Tenant, its employees, or agents liable for, and Landlord will indemnify and hold harmless Tenant, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the ownership and use of the Building by Landlord or any person claiming under Landlord;

      (b) any activity, work, or thing done or permitted by Landlord in or about the Premises or the Building;

      (c) any breach by Landlord or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Landlord, its employees, agents, contractors, or invitees entering upon the Premises.

      If any action or proceeding is brought against Tenant, its employees, or agents by reason of any such claim for which Landlord has indemnified Tenant, Landlord, upon written notice from Tenant, will defend the same at Landlord's expense, with counsel reasonably satisfactory to Tenant.

ARTICLE 24 SECURITY DEPOSIT

      24.1 There is no security deposit being paid to the Landlord under this Lease.

ARTICLE 25 QUIET ENJOYMENT

      25.1 Covenant of Quiet Enjoyment. Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 26 EFFECT OF SALE

      26.1 Sale of the Building. A sale, conveyance, or assignment of the Building will operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective date, and, after the effective date of such sale, conveyance, or assignment, Tenant will look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant will attorn to Landlord's successor in interest to this Lease, so long as such successor in interest assumes Landlord's obligations under the Lease from and after such effective date.

ARTICLE 27 DEFAULT

      27.1 Events of Default. The following events are referred to, collectively, as "Events of Default" or, individually, as an "Event of Default":

      (a) Tenant defaults in the due and punctual payment of Rent, and such default continues for 10 business days after written notice from Landlord;

      (b) Tenant vacates or abandons the Premises;

      (c) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 30 business days after its levy;

      (d) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

      (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

      (f) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter.

      27.2 Landlord's Remedies. If any one or more Events of Default set forth in Section 27.1 occurs then Landlord has the right, at its election:

      (a) To give Tenant ten (10) days' written notice of the expiration of the Term and upon the giving of such notice and the expiration of such ten (10) day period, Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term;

      (b) Without further demand or notice, to reenter and take possession through summary eviction proceedings of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, , without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

      (c) Without further demand or notice, to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 29.21, provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

      Should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, this Lease will terminate on the date of the judgment of eviction or such notice. Thereafter, Landlord shall use commercially reasonable efforts to relet the Premises and to mitigate any damages which may be due from the Tenant under this Lease.

ARTICLE 28 PARKING

      28.1 Use of Parking Areas. Tenant (including its employees, agents, clients, customers and other invitees) will be entitled to unlimited, non-exclusive use of the Parking Areas during the Term subject to the rules and regulations set forth in Exhibit B, and any amendments or additions to them. There will be no restrictions on parking and no designated spaces (either at 9 or 11 Raymond Avenue). The Landlord agrees that there will be no construction or development which diminishes the current parking area or the number of parking spaces.

ARTICLE 29 SIGNAGE

      The Tenant shall have the only sign on the pedestal in front of 11 Raymond Avenue. There will be no other pedestal signs in front of 11 Raymond Avenue. There will be no other signs, other than the existing sign for the bank tenant sign, on 11 Raymond Avenue facing Raymond Avenue or facing Main Street.

ARTICLE 30 RESTRICTION ON LANDLORD'S RENTING

      The Landlord may not rent any space in 9 or 11 Raymond Avenue to, or permit any space to be occupied by: a broker dealer; a financial planner; an NASD registered representative; an investment advisor; an insurance agency; for the sale of securities, insurance or annuities; or by an accountant, bookkeeper or income tax preparer.

ARTICLE 31 RENEWAL OPTIONS

      Tenant shall have the option to renew this Lease for two (2) additional terms of three (3) years, by sending written notice to the Landlord on or before three (3) months prior to the expiration of the current Term. All of the terms and conditions of this Lease shall apply during the renewal term. The Base Rent during the first year of the renewal term shall be the Base Rent during the last month of the current Term plus 3%, and the Base Rent shall increase by 3% on July 1st of each year during the renewal term.

ARTICLE 32 MISCELLANEOUS

      32.1 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

      32.2 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it will be void and a default under this Lease.

      32.3 No Waiver. The waiver by either party of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of any party to insist upon the performance by the other in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

      32.4 Limitation on Recourse. The term "Landlord" as used in this Lease means only the owner, the holder of a lease or the mortgagee in possession for the time being of the Premises, so that in the event of any sale of the Building or an assignment of this Lease or an underlying lease, Landlord herein shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder thereafter accruing or arising without the necessity of further agreement between the parties and by operation of such sale or assignment such purchaser, assignee or lessee agrees that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder. No such sale or assignment shall be deemed to relieve Landlord for any obligation arising or accruing under this Lease prior to the effective date of such sale or assignment. Notwithstanding anything herein contained to the contrary, it is specifically understood and agreed that there shall be no personal liability on the part of the Landlord (or its shareholders, venturers and partners, their shareholders, venturers and partners, and all of their officers, directors and employees), with respect to any of the terms, provisions, covenants and conditions of this Lease, and that Tenant shall look solely to the estate, property and equity of Landlord or such successor in interest in the Building and subject to the prior rights of any mortgagee or ground lessee, for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, provisions, covenants and conditions of this Lease to be performed by Landlord, which exculpation of personal liability shall be absolute and without exception.

      32.5 Estoppel Certificates. At any time and from time to time but within 10 days after prior written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying if true (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification;
(b) the date, if any, to which Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that there is no Event of Default under this Lease or an event which, with notice or the passage of time, or both, would result in an Event of Default under this Lease, except for defaults specified in said certificate; and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee of the Building. Tenant's failure to deliver such a certificate within such time will be conclusive evidence of the matters set forth in it.

      32.6 Waiver of Jury Trial. Landlord and Tenant by this Section 32.6 waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

      32.7 Holding Over. Tenant will have no right to remain in possession of all or any part of the Premises after the expiration of the Term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further Term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Base Rent will be increased to an amount equal to 125% of the Base Rent payable during the last month of the Term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease.

      32.8 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address set forth in Section 1.1. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this Section 30.12.

      32.9 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision will be added as a part of this Lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      32.10 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

      32.11 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or the manner of operating the Premises or the Building.

      32.12 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

      32.13 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant will deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30 day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any holder of a mortgage or other encumbrance on the Building of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

      32.14 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

      32.15 Governing Law. This Lease will be governed by and construed pursuant to the laws of New York, without regard to principles of conflict of laws.

      32.16 Landlord's Consent. With respect to any provision hereof which provides for the consent or approval of Landlord, said consent or approval shall be in writing and shall not be unreasonably withheld. Tenant in no event shall be entitled to make any claim, and Tenant hereby waives any claim for money damages, whether by way of set off, counterclaim, defense or otherwise, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed any consent or approval. Tenant's sole remedies shall be an action or proceeding to enforce any such provision, or for an injunction or declaratory judgment. To the extent that Tenant is the prevailing party in any such action or proceeding, Tenant shall be entitled to recover its reasonable attorneys' fees and costs. All expenses reasonably and verifiably incurred by Landlord in reviewing and acting upon any request for consent hereunder, including but not limited to, attorneys' and architects' fees, shall be reimbursed by Tenant to Landlord, shall be deemed to constitute Additional Rent and shall be paid over to Landlord on the first day of the month following demand therefor.

      32.17 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                         LANDLORD:

                                         ANGELO BALBO MANAGEMENT, LLC


                                         By: /s/ Angelo Balbo
                                             -----------------------------------
                                                   Angelo Balbo, President


                                         TENANT:

                                         GILMAN + CIOCIA, INC.


                                         By: /s/ Michael Ryan
                                             -----------------------------------
                                                   Michael Ryan, President

                                    EXHIBIT A

                    Legal Description of the Land is Annexed

                             TITLE NO. RCA-813-37184

                                   SCHEDULE A

PARCEL I

      ALL that certain plot, piece, or parcel of land situate, lying and being in the Town of Poughkeepsie, County of Dutchess and State of New York, being bounded and described as follows:

      BEGINNING at a spike set near the center line of an asphalt concrete drive adjacent to the edge of the concrete sidewalk, said point being the southeast corner of Parcel No. 3 and the northeast corner of the herein described parcel; thence running along the westerly side of Raymond Avenue and more or less along the westerly edge of the concrete sidewalk the following courses and distances:
South 11 degrees 10' 30" West 16.54 feet; South 16 degrees 32' 30" West 72.83 feet; South 16 degrees 03' 30" West 5.99 feet; South 14 degrees 45' 40" West
33.50 feet and South 14 degrees 24' 30" West 17.05 feet to a nail set in a rock at the westerly edge of the concrete sidewalk said point being the northeast corner of lands of Crimswal Realty Company and the southeast corner of the herein described parcel; thence along the northerly boundary line of Crimswal Company, North 83 degrees 32' 30" West said boundary line being parallel to and 48 feet distant northerly from the north face of the large brick and block building standing on the northwest corner of Raymond Avenue and the Poughkeepsie East Arterial formerly Haight Avenue at this location, a distance of 308.81 feet to an iron pin found set at the northwest corner of lands of Crimswal Realty Company and the southwest corner of the herein described parcel; thence running along the rear line or easterly line of several owners of lots facing Lewis Avenue and running on the easterly side thereof, North 10 degrees 46' 50" East a distance of 176.82 feet to an iron pin set at the southwest corner of Parcel No. 2 and the northwest corner of the herein described parcel; thence along the southerly boundary of Parcel No. 2 South 79 degrees 53' 30" East a distance of
41.65 feet to a spike set in an asphalt concrete blocking lot at the southeast corner of Parcel No. 2 and the southwest corner of Parcel No. 3; thence along the southerly boundary line of Parcel No. 3 the following courses and distances:
South 75 degrees 42' 40" East 121.40 feet and South 78 degrees 46' 40" East
156.50 feet to the point and place of BEGINNING.

                SCHEDULE A OF THIS REPORT CONSISTS OF THREE PAGES

                                    EXHIBIT B

                              Rules and Regulations

            1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures. Landlord shall discuss such systems and procedures with Tenant prior to implementation.

            2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

            3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of the Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and Building standard mini-blinds, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the Tenant.

            4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the Tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

            5. No smoking shall be done or permitted by any tenant or by any agent, employee, guest or invitee of any tenant in the Common Areas.

            6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

            7. No tenant will in any way deface any part of the Premises or the Building. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

            8. Tenant will not alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agent, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following Tenant's written request to Landlord and will be at Tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each Tenant, free of charge, with two (2) keys to each door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys requested by any Tenant. Tenant, upon termination of its tenancy, will deliver to Landlord all keys for the Premises and Building that have been furnished to such Tenant.

            9. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in such tenant's normal operations in the Premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

            10. Landlord will have the right, exercisable upon written notice and without liability to any tenant, to change the name and street address of the Building.

            11. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

            12. Tenant will not bring any animals or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

            13. Tenant will store all its trash and garbage within the Premises or in receptacles provided by Landlord. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. Removal of any furniture or furnishings, large equipment, packing crates and packing materials will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

            14. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

            15. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice to Landlord at the Landlord's Address. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

            16. A directory of the Building will be provided for the display of the name and location of tenants only. All entries on the Building directory display will conform to standards and style set by Landlord in its sole discretion. . No Tenant will have any right to the use of any exterior sign.

            17. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant will make good all injuries sustained by other tenants or occupants of the Building or Landlord.

            18. Tenant will not conduct itself in any manner that is inconsistent with the character of the Building or that will impair the comfort and convenience of other tenants in the Building.

            19. Neither Landlord nor any operator of the Parking Areas will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Areas, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Areas ; (b) Tenant uses the Parking Areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Except to the extent caused by Landlord's negligent act or omission, Tenant waives and releases Landlord from any and all liability arising out of the use of the Parking Areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

            20. Tenant (including Tenant's employees, agents, invitees, and visitors) will use the Parking Areas solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the Parking Areas. The Parking Areas may be used by Tenant, its agents, or employees, for occasional overnight parking of vehicles, but shall not under any circumstances be used by Tenant or its agents or employees for the display or parking of vehicles advertised as being for sale. Tenant will ensure that any vehicle parked in any of the Parking Areas will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Areas are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an Event of Default under the Lease.

            21. Tenant's right to use the Parking Areas will be in common with other tenants of the Building and with the tenants of 9 Raymond Avenue.

            22. Tenant has no right to assign or sublicense any of its rights in the Parking Areas, except as part of a permitted assignment or sublease of the Lease.

            23. No act or thing done or omitted to be done by Landlord or Landlord's agent during the Term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by Landlord of any Tenant nor will it be deemed an acceptance of surrender of the Premises by any Tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

            24. In these rules and regulations, Tenant includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

            25. These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.

                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT is made as of this 30th day of June, 2006 by and between GILMAN + CIOCIA, INC., a Delaware corporation having its principal office at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Tenant") and, ANGELO BALBO MANAGEMENT, LLC, a New York limited liability company having an office at 18 Millbank Road, Poughkeepsie, NY 12603 (the "Landlord").

            NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1 BASIC LEASE INFORMATION

      1.1 Basic Lease Information. As used in this Lease, the following basic lease terms shall have the meanings ascribed thereto:

      (a)   Lease Date: June 30, 2006

      (b)   Landlord's Address:

                  18 Millbank Road

                  Poughkeepsie, NY 12603

                  with a copy at the same time to:

                  Michael Kistner, Esq.

                  2 Raymond Avenue

                  Poughkeepsie, NY 12603

      (c)   Tenant's Address:

                  Gilman + Ciocia, Inc.
                  11 Raymond Avenue
                  Poughkeepsie, New York 12603
                  Attention: Legal Department

      (d)   Building Address:

                  11 Raymond Avenue
                  Poughkeepsie, NY 12603

      (e) Premises: Suite 22, containing approximately 3,558 gross rentable square feet, and containing approximately 3,097 net useable square feet.

      (f) Tenant's Pro Rata Share: A percentage, based upon the ratio of the gross rentable square footage of the Premises to the total gross rentable square footage of the Building and 9 Raymond Avenue. Tenant's Pro Rata Share, based upon the current rentable square footage of the Building and 9 Raymond Avenue and the current rentable square footage of the Premises, is 3,558/34,631, 10.27%.

      (g) Term: 60 months, beginning on the Commencement Date and expiring on the Expiration Date.

      (h)   Commencement Date: July 1, 2006.

      (i) Expiration Date: June 30, 2011 unless adjusted or sooner terminated as provided herein.

      (j)   Security Deposit: None.

      (k) Base Rent: Throughout the Term, Base Rent shall be $37,714.00 per year, and $3,143.00 per month. The Base Rent shall increase by three (3%) percent on July 1st of each year during the Term.

      (l)   Broker: None.

      (m) Estimated Monthly Additional Rent Charge (not including Tenant's Pro Rata Share of Taxes): $890.00.

      1.2 Additional Definitions. As used in this Lease, the following terms shall have the meanings ascribed thereto:

      (a) Additional Rent: Any amounts that this Lease requires Tenant to pay in addition to Base Rent.

      (b) Building: 11 Raymond Avenue and related improvements (including, without limitation, parking lots, walkways, driveways, fences and landscaping) of which the Premises are a part.

      (c) Common Areas: The hallways, entryways, stairs, elevators, driveways, parking lot, walkways, restrooms, trash facilities, and all other areas and facilities in and about the Building that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees or visitors.

      (d) Land: The land on which the Building is located, which is described on Exhibit A.

      (e) Parking Areas: Those portions of the parking lots adjacent to the Building which Landlord shall from time to time designate for use by the tenants of the Building for parking.

      (f) Prime Rate: The rate of interest from time to time announced by Citibank as its prime rate of interest.

      (g) Rent: The Base Rent and Additional Rent.

If any other provision of this Lease contradicts any definition of this Article, the other provision will prevail.

      1.3 Exhibits. The following exhibits are attached to and made a part of this Lease:

            EXHIBIT A -- Legal Description of the Land

            EXHIBIT B -- Rules and Regulations

ARTICLE 2 AGREEMENT

      2.1 Grant of Lease. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, on the terms and conditions set forth in this Lease.

ARTICLE 3 DELIVERY OF PREMISES

      3.1 Delivery of Possession.

      (a) The Premises shall be delivered to the Tenant as of July 1, 2006.

      (b) Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose. Landlord and its agents or employees have not agreed to undertake any alterations or construct any Tenant improvements to the Premises.

ARTICLE 4 BASE RENT

      4.1 Payment of Base Rent. Throughout the Term, Tenant will pay Base Rent to Landlord in monthly installments, the first of which shall become due on the Commencement Date with successive installments to become due on the first day of each successive calendar month thereafter. Base Rent will be paid to Landlord, without written notice or demand, and without deduction or offset, in lawful money of the United States of America at Landlord's Address, or to such other address as Landlord may from time to time designate in writing.

      4.2 Late Payment. In the event that any payment of Rent due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

ARTICLE 5 REAL ESTATE AND ASSESSMENTS

      5.1 Tenant's Obligation to Pay Taxes. Tenant covenants and agrees that it shall pay to Landlord, as Additional Rent, Tenant's Pro Rata Share of all real property taxes and assessments of whatever kind and nature, including water and sewer rents, special assessments and payments in lieu of taxes levied, imposed, assessed or fixed on or against the Building and the Land or arising from the use, occupancy or possession thereof, during the Term hereof (hereinafter collectively referred to as the "Taxes").

      5.1 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a Taxes estimated payment (the "Estimated Taxes Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $1,334 per month.

      (b) The Landlord shall re-compute the Estimated Taxes Payment on July 1 of each year during the Term. The Estimated Taxes Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following the issuance of each real estate tax bill of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual real estate tax on the bill as compared to the estimate for such tax collected. If the actual real estate taxes on the bill exceed the total Estimated Taxes Payments for such tax during the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Taxes Payments for such tax exceed the actual real estate taxes for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) In the event that any Estimated Taxes Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      5.2 Contest by Landlord. Landlord shall have the right, after reasonable consultation with Tenant, to contest in good faith any Tax or assessment at Landlord's cost and expense. Tenant shall be entitled to its Pro Rata Share of the net proceeds of any refund received by the Landlord as a result of any such contest.

      5.3 Contest by Tenant. In the event that Landlord shall fail to contest any Tax or assessment, Tenant shall have the right to contest such tax or assessment in good faith, at its own cost and expense, provided, however, that notwithstanding such contest, (1) Tenant shall pay when due its Pro Rata Share of any Taxes; (2) Tenant shall comply with all applicable laws, rules and regulations regarding the payment of Taxes; (3) Tenant shall not take any action which would adversely affect, threaten or jeopardize the interest of the Landlord in the Building or the Land; and (4) Tenant shall promptly pay, indemnify and save Landlord harmless from, all penalties and interest which may be charged or imposed as a result of or during the pendency of, any such contest. In the event of any such contest by Tenant, Landlord agrees to reasonably cooperate with Tenant, provided, however, that such cooperation shall be without any cost or expense to Landlord and shall not be construed so as to require the Landlord to withhold the payment of any Tax, interest or penalty otherwise due and owing to, or charged by, any taxing authority.

      5.4 Adjustments for Partial Lease Years. It is further agreed that for the first and last lease years of the Term, the portion of all Taxes, other than such as result from assessments attributable to Tenant, to be paid by the Tenant shall be pro rated, depending on the proportion which each such lease year shall bear to the tax year in which it falls.

      5.5 Other Taxes Imposed on Landlord. Tenant shall not be obligated or required hereunder to pay any franchise, excise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profit or revenue tax upon the income or receipts of Landlord.

      5.6 Taxes Attributable to Tenant. Tenant shall be responsible for and shall pay prior to the time when such payment shall be deemed delinquent, all Taxes assessed during the Term against any leasehold interest, or any improvements, alterations, additions, fixtures or personal property of any nature placed in, on or about the Premises by the Tenant, whether such tax shall have been levied or assessed against Landlord or Tenant.

ARTICLE 6 ADDITIONAL RENT

      6.1 In addition to all other rental charges provided for in this Lease, Tenant agrees to pay as Additional Rent:

      (a) Its Pro Rata Share of the following costs and expenses incurred by Landlord in connection with the operation, maintenance and non-structural repair of the Building ("CAM Charges"): utilities, insurance, cleaning, snow removal, parking lot cleaning and other "routine maintenance". "Routine maintenance" is defined to mean those items having a maintenance cycle of annually or more frequently. The Tenant shall not be responsible for "periodic maintenance" items. "Periodic maintenance" is defined as those items with a maintenance cycle of less than annually (e.g., re-sealing the parking lot).

      (b) One hundred percent (100%) of the cost of any janitorial or other service furnished exclusively to the Premises.

      6.2 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a CAM Charges estimated payment (the "Estimated Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $890.00 per month. The Estimated Payment shall apply to a CAM Charge item that exceeds a cost of $4,000 (a "Large Item") at the Tenant's option. The Tenant may pay a Large Item, at its option, within 30 days of being billed by the Landlord for the Large Item instead of having the Large Item paid out of the Estimated Payments.

      (b) The Landlord shall re-compute the Estimated Payment on July 1 of each year during the Term. The Estimated Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following July 1 of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual CAM Charges for the concluded year. If the actual CAM Charges exceed the total Estimated Payments for the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Payments exceed the actual CAM Charges for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) Within ten (10) business days of Tenant's written request, Landlord will make available for inspection at Landlord's office during regular business backup information with respect to the CAM Charges. The Tenant may only make one request for backup information each month. The Landlord shall send to the Tenant the backup information for Any Large Item expense within thirty (30) days of the expense.

      (e) In the event that any Estimated Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      6.3 Under no circumstances shall the CAM Charges be construed so as to impose upon Tenant any obligation for expenses incurred by Landlord with respect to (a) replacement or re-sealing of blacktop, (b) traffic control devices not located on the Land, (c) depreciation on the Building or on machinery and equipment used in the management, operation, maintenance and repair of the Building or the Land, (d) capital improvements or (e) structural repairs (including the roof).

ARTICLE 7

      7.1 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to
Landlord:

      (d) Commercial general liability insurance with coverage for bodily injury and property damage liability, with a combined single occurrence limit of not less than $2,000,000. All such insurance shall include contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease;

      (e) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Building, and any leasehold improvements to the Premises in an amount not less than the full replacement cost. Property forms shall provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of Article 20, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

      (f) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of New York; and

      7.2 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord as an additional insured, will be delivered to Landlord promptly following the Lease Date, but in no event later than five (5) days prior to Tenant's occupancy of the Premises and from time to time at least 10 days prior to the expiration of the term of each such policy.. All commercial general liability or comparable policies maintained by Tenant will name Landlord as an additional insured, entitling Landlord to recover under such policies for any loss sustained by Landlord, its agents, and employees as a result of the acts or omissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced below the minimums herein except after 30 days' prior written notice to Landlord. All commercial general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

      7.3 Waiver of Subrogation. Landlord and Tenant each waive any and all rights to recover against the other or against any other tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of such other party or of such other tenant or occupant of the Building, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 7 or any other property insurance actually carried by such party to the extent of the limits of such policy. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Building or the Premises or the contents of the Building or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements

      7.4 Adequacy of Coverage. Landlord, its agents, and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 7 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense.

ARTICLE 8

      8.1 Tenant's Use of the Premises. The Premises will be used by Tenant solely as a business office, including, but not limited to: general business operations, broker dealer operations, accounting, tax return preparation, financial planning and brokerage services, and broker dealer operations. Tenant acknowledges and agrees that, Tenant will use the Premises in a careful, safe, and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other tenant or occupant of the Building or Landlord in its operation of the Building.

ARTICLE 9 REQUIREMENTS OF LAW; FIRE INSURANCE

      9.1 General. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or in force after the Lease Date, with the requirements of any board of fire underwriters or other similar body, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Premises or the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

      9.2 Hazardous Materials.

      (a) For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.ss. 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

      (b) Tenant will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Building by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Building to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (ii) all claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Premises.

      (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 9. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's Hazardous Materials on the Premises. Tenant's obligations under this
Article 10 will survive the expiration or other termination of this Lease.

      9.3 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Building which would (a) jeopardize or be in conflict with fire insurance policies covering the Building or fixtures and property in the Building; (b) increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be for use of the Building as an office/warehouse; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.

ARTICLE 10 ASSIGNMENT AND SUBLETTING

      10.1 General. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage, or encumber this Lease, nor sublease, nor permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld or delayed. Any assignment or sublease in violation of this Article 10 will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Section 10.1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

      10.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space;
(d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's reasonable approval.

      10.3 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.

      10.4 Permitted Transfer. No Landlord consent shall be necessary in the case of an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated; provided that Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease, Tenant shall remain liable under the terms of this Lease, and the resulting or surviving entity has a net worth at the time of such assignment, equal to or in excess of Tenant's.

      10.5 Remedies. If Tenant believes that Landlord has unreasonably withheld its consent pursuant to this Article 10, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent. In the event that Tenant successfully obtains any such declaratory judgment and such judgment is not overturned on appeal, Tenant shall be entitled to its reasonable attorney's fees and court costs with respect thereto.

ARTICLE 11 RULES AND REGULATIONS

      11.1 Landlord's Rules and Regulations. Tenant and its employees, agents, licensees and visitors will at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit B. Landlord may from time to time reasonably amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises and the Building, and the comfort, quiet, and convenience of occupants of the Building, provided that no such new rules or regulations shall materially increase Tenant's responsibilities nor materially decrease Tenant's rights hereunder. Modifications or additions to the rules and regulations will be effective upon 30 days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord will have all remedies that this Lease provides for default by Tenant, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord will not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease will govern.

ARTICLE 12 COMMON AREAS

      12.1 Tenant's Use of the Common Areas. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the Term to use the Common Areas with others, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, except with respect to matters covered by subsection (a) below, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this Article 12 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Premises, Landlord will have the right to:

      (d) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

      (e) Temporarily close any of the Common Areas for necessary maintenance, alteration, or improvement purposes; and

      (f) Change the size, use, shape, or nature of any such Common Areas, including erecting additional buildings on the Common Areas, expanding the Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the Building (excluding the Premises) or other buildings to Common Areas, provided that, without Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, no such change in the Common Areas shall materially impair ingress and egress to and from the Premises. Upon erection of any additional buildings or change in Common Areas, the portion of the Building upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

ARTICLE 13 LANDLORD'S REPAIR AND MAINTENANCE

      13.1 Landlord's Repair of Building. Landlord shall make necessary structural repairs to the Building and shall keep in good order, condition and repair all mechanical systems (including, but not limited to, electrical, plumbing, heating, ventilation and air conditioning systems) servicing the Common Areas or the entire Building, and the exterior foundations, downspouts, gutters and roof of the Building, excluding, however, all windows, doors, plate glass, signs and all repairs required by any casualty. For the purpose of this Lease, a structural repair shall be defined as any structural repair to the steel frame, footings, foundations, masonry walls, and roof of the Building. To the extent that any repairs, whether structural or otherwise, result from damage caused by any act, omission or negligence of Tenant, any subtenant or concessionaire, or their respective employees, agents, invitees, licensees or contractors, such repairs shall be performed by Landlord at the cost and expense of Tenant, which expenses shall constitute Additional Rental.

      13.2 Landlord's Repair of Common Areas. Landlord further agrees to maintain and repair and keep in good order and condition, reasonably clean and free from snow, dirt and rubbish, all Common Areas. The costs and expenses incurred by Landlord for maintenance, repairs, utilities, janitorial service, refuse and snow removal and security of the Common Areas shall be performed to ensure the proper quality and the preservation of the reputation of the Building.

      13.3 Limitation on Liability. Landlord will not be in default under this Lease or be liable to Tenant or any other person for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, cleaning, lighting, security; for surges or interruptions of electricity; or for other services Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of such services. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary governmental energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building of any person. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord will have the right to prevent access to the Building during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing Parking Areas and other Common Areas. Except to the extent occasioned by Landlord's negligence or intentional misconduct, Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this Article 13. Under no circumstances will any such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

ARTICLE 14 TENANT'S CARE OF THE PREMISES

      14.1 Maintenance of the Premises.

      (a) Tenant, at its sole cost and expense, shall take good care of the Premises and shall keep, repair, replace and maintain the Premises (including any electrical, plumbing, heating, ventilation, air conditioning and other mechanical systems exclusively servicing the Premises and Tenant's equipment, personal property and trade fixtures located in the Premises, which mechanical systems shall be free of defects and in good working order on the date of Delivery of Possession ) in good order, condition and repair, and each and every part thereof (including, without limitation, painting and decorating), excepting only such matters that are expressly stated herein to be within the Landlord's obligation to maintain, and shall not cause nor permit any snow, ice, dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the Premises. Tenant further agrees not to use the Premises or permit the Premises to be used in any manner as to cause excessive depreciation of or to the Building, and agrees not to cause nor permit waste of or damage or nuisance to, in, or about the Premises or the Building.

      (b) Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice at any time. Landlord shall repair at Tenant's expense, any damage to the Building or roof resulting from the installation, repair, use, or replacement of any such air conditioner or other device.

ARTICLE 15 ALTERATIONS

      15.1 General.

            1. During the Term, Tenant will not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right to make interior, non-structural alterations in an amount not exceeding $50,000 in the aggregate over the Term.

      (b) Subject to Tenant's rights in Article 18, all alterations, additions, fixtures, and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant, unless when consenting to such alterations, additions, fixtures, or improvements, Landlord has advised Tenant in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

      15.2 Free-Standing Partitions. Tenant will have the right to install free-standing work station partitions in that portion of the Premises designated by Landlord as office space, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. Any free-standing work station partitions purchased by Tenant will be part of Tenant's trade fixtures for all purposes under this Lease. Any other partitions installed in the Premises are and will be Landlord's property for all purposes under this Lease.

      15.3 Landlord Alterations. Any modifications or renovations of the lobby, the second and third floor hallways, the stairways or any of the bathrooms shall require the prior written approval of Tenant, which approval shall not be unreasonably withheld.

      15.4 Removal. If Landlord has required Tenant to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this Article 15, Tenant will remove such alterations, additions, fixtures, and improvements at Tenant's sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted.

ARTICLE 16 UTILITY SERVICE

      16.1 Utility Service for Premises. Tenant agrees to pay as and when the same become due and payable, all charges for electricity, gas, heat, steam, hot water, telephone and other utilities supplied to the Premises during the Term, together with cost of repair, maintenance, replacement and reading of all meters measuring Tenant's use or consumption thereof. If any such services are separately metered or billed to Tenant, Tenant shall pay all charges for such services directly. If, however, any such services are not separately metered or billed to Tenant but rather are billed to and paid by Landlord, Tenant will pay to Landlord its proportionate share of the cost of such services (as determined by Landlord) as Additional Rent. In the event that Tenant shall fail to pay any charges for any or all of the aforesaid services when due, Landlord shall have the right, but not the obligation to make such payments, in which event, a sum equal to any such payments shall be Additional Rent, and shall be collectible as such, together with interest at an annual rate equal to five percent (5%) percent above the Prime Rate, from the date of payment by Landlord. In no event shall Landlord be responsible or liable for the failure to supply Tenant or for the failure of Tenant to receive, any utility service, except in the event that Landlord shall be negligent in connection with any such failure, nor shall Tenant be entitled to any cessation, abatement, reduction or other offset of Rent in the event of any failure to receive any utility service.

ARTICLE 17 MECHANICS' LIENS

      17.1 Removal of Liens. Tenant will pay or cause to be paid all costs and charges for work (a) done by Tenant or caused to be done by Tenant, in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord, the Premises, and the Building free, clear, and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant. If any such lien, at any time, is filed against the Premises or any part of the Building, Tenant will cause such lien to be discharged of record within 10 days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such 10-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Building to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Building, or that any action affecting title to the Building has been commenced on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including but not limited to any maintenance, repairs, alterations, additions, improvements, or installations) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of nonresponsibility or similar written notices on the Premises in order to protect the Premises against any such liens. The terms and conditions of this Section 17.1 shall not apply to any liens arising or resulting from the initial build-out of the Premises by Landlord for Tenant.

ARTICLE 18 END OF TERM

      18.1 End of Term. At the end of this Lease, Tenant will promptly quit and surrender the Premises broom-clean, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building. Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has requested in accordance with Article 15. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises after the end of the Term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

ARTICLE 19 EMINENT DOMAIN

      19.1 Condemnation of Premises. If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "Termination Date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more than 25% of the rentable area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the Termination Date. If less than 25% of the rentable area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Base Rent will be abated in the proportion of the rentable area of the Premises so taken to the rentable area of the Premises immediately before such taking, and Tenant's Pro Rata Share will be appropriately recalculated. If 25% or more of the Building is so taken, Landlord may cancel this Lease by written notice to Tenant given within 30 days after the Termination Date. In the event of any such taking, the entire award will be paid to Landlord and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced.

ARTICLE 20 DAMAGE AND DESTRUCTION

      20.1 Notice of Casualty. If the Premises or the Building are damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this Article 20. Such notice will be given before the 30th day (the "Notice Date") after the fire or other insured casualty.

      20.2 Minor Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent which may be repaired within 120 days after the Notice Date, as reasonably determined by Landlord, Landlord will promptly begin to repair the damage after the Notice Date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Base Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "Repair Period") based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      20.3 Major Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent that may not be repaired within 180 days after the Notice Date, as reasonably determined by Landlord, then (a) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the Notice Date, such written notice to include a detailed explanation of the reasons the Premises or the Building cannot be repaired within 180 days, or (b) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within 10 days after Landlord's delivery of a written notice that the repairs cannot be made within such 180-day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Building and Premises and Base Rent will be abated on a pro rata basis during the Repair Period based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      21.4 Tenant Caused Casualty. If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees, or invitees, there will be no abatement of Base Rent as otherwise provided for in this Article 20. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, or the Building, except as set forth in this Lease.

ARTICLE 21 SUBORDINATION

      21.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any mortgage, together with any renewals, extensions, modifications, consolidations, and replacements of such mortgage (a "Superior Lien"), now or after the date affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Building or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Notwithstanding the foregoing, Tenant will execute, acknowledge, and deliver to Landlord, within 20 days after written demand by Landlord, such documents as may be reasonably requested by Landlord or the holder of any Superior Lien to confirm or effect any such subordination.

      21.2 Attornment. Tenant agrees that in the event that any holder of a Superior Lien succeeds to Landlord's interest in the Premises, Tenant will pay to such holder all Rents subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a Superior Lien of the remedies provided for by law or by such Superior Lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest will not be bound by:

      (c) Any payment of Rent for more than one month in advance;

      (d) Any amendment or modification of this Lease made without the written consent of such successor in interest;

      (e) Any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or

      (f) Any claim or offset of Rent against the Landlord .

Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will, within 20 days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment, so long as such instrument provides that such successor in interest will not disturb Tenant in its use of the Premises in accordance with this Lease and will otherwise abide by the terms of this Lease from and after the effective date on which such successor in interest succeeds to Landlord's interest in this Lease.

ARTICLE 22 ENTRY BY LANDLORD

      22.1 Landlord's Right of Entry.Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at reasonable hours upon prior notice to Tenant to:

      (g) Inspect the Premises;

      (h) Exhibit the Premises to prospective purchasers, lenders or tenants;

      (i) Determine whether Tenant is complying with all its obligations in this Lease;

      (j) Supply services to be provided by Landlord to Tenant according to this Lease;

      (k) Post written notices of nonresponsibility or similar notices; or

      (l) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building; however, all such work will be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible.

Landlord covenants and agrees to use commercially reasonably efforts to avoid unreasonable interference with Tenant and its operations in exercising its right of access pursuant to this Section 22.1. Provided Landlord uses such commercially reasonable efforts, Tenant, by this Section 22.1, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this Section. Landlord will at all times have and retain a key with which to unlock all of the doors in, on or about the Premises. Landlord will have the right to use any and all means it may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises. Any entry to the Premises by Landlord in accordance with this Section will not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, , nor will any such entry entitle Tenant to damages or an abatement of Base Rent, Additional Rent, or other charges that this Lease requires Tenant to pay..

ARTICLE 23 INDEMNIFICATION, WAIVER, AND RELEASE

      23.1 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Landlord, its employees, or agents, and subject to the provisions of Section 7.3, Tenant will neither hold nor attempt to hold Landlord, its employees, or agents liable for, and Tenant will indemnify and hold harmless Landlord, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant;

      (b) any activity, work, or thing done or permitted by Tenant in or about the Premises or the Building;

      (c) any breach by Tenant or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises under the express or implied invitation of Tenant.

            If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

      23.2 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Tenant, its employees, or agents, and subject to the provisions of Section 7.3, Landlord will neither hold nor attempt to hold Tenant, its employees, or agents liable for, and Landlord will indemnify and hold harmless Tenant, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the ownership and use of the Building by Landlord or any person claiming under Landlord;

      (b) any activity, work, or thing done or permitted by Landlord in or about the Premises or the Building;

      (c) any breach by Landlord or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Landlord, its employees, agents, contractors, or invitees entering upon the Premises.

      If any action or proceeding is brought against Tenant, its employees, or agents by reason of any such claim for which Landlord has indemnified Tenant, Landlord, upon written notice from Tenant, will defend the same at Landlord's expense, with counsel reasonably satisfactory to Tenant.

ARTICLE 24 SECURITY DEPOSIT

      24.1 There is no security deposit being paid to the Landlord under this Lease.

ARTICLE 25 QUIET ENJOYMENT

      25.1 Covenant of Quiet Enjoyment. Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 26 EFFECT OF SALE

      26.1 Sale of the Building. A sale, conveyance, or assignment of the Building will operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective date, and, after the effective date of such sale, conveyance, or assignment, Tenant will look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant will attorn to Landlord's successor in interest to this Lease, so long as such successor in interest assumes Landlord's obligations under the Lease from and after such effective date.

ARTICLE 27 DEFAULT

      27.1 Events of Default. The following events are referred to, collectively, as "Events of Default" or, individually, as an "Event of Default":

      (a) Tenant defaults in the due and punctual payment of Rent, and such default continues for 10 business days after written notice from Landlord;

      (b) Tenant vacates or abandons the Premises;

      (c) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 30 business days after its levy;

      (d) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

      (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

      (f) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter.

      27.2 Landlord's Remedies. If any one or more Events of Default set forth in Section 27.1 occurs then Landlord has the right, at its election:

      (a) To give Tenant ten (10) days' written notice of the expiration of the Term and upon the giving of such notice and the expiration of such ten (10) day period, Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term;

      (b) Without further demand or notice, to reenter and take possession through summary eviction proceedings of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, , without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

      (c) Without further demand or notice, to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 29.21, provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

      Should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, this Lease will terminate on the date of the judgment of eviction or such notice. Thereafter, Landlord shall use commercially reasonable efforts to relet the Premises and to mitigate any damages which may be due from the Tenant under this Lease.

ARTICLE 28 PARKING

      28.1 Use of Parking Areas. Tenant (including its employees, agents, clients, customers and other invitees) will be entitled to unlimited, non-exclusive use of the Parking Areas during the Term subject to the rules and regulations set forth in Exhibit B, and any amendments or additions to them. There will be no restrictions on parking and no designated spaces (either at 9 or 11 Raymond Avenue). The Landlord agrees that there will be no construction or development which diminishes the current parking area or the number of parking spaces.

ARTICLE 29 SIGNAGE

      The Tenant shall have the only sign on the pedestal in front of 11 Raymond Avenue. There will be no other pedestal signs in front of 11 Raymond Avenue. There will be no other signs, other than the existing sign for the bank tenant sign, on 11 Raymond Avenue facing Raymond Avenue or facing Main Street.

ARTICLE 30 RESTRICTION ON LANDLORD'S RENTING

      The Landlord may not rent any space in 9 or 11 Raymond Avenue to, or permit any space to be occupied by: a broker dealer; a financial planner; an NASD registered representative; an investment advisor; an insurance agency; for the sale of securities, insurance or annuities; or by an accountant, bookkeeper or income tax preparer.

ARTICLE 31 RENEWAL OPTIONS

      Tenant shall have the option to renew this Lease for an additional term of five (5) years, by sending written notice to the Landlord on or before three (3) months prior to the expiration of the current Term. All of the terms and conditions of this Lease shall apply during the renewal term. The Base Rent during the first year of the renewal term shall be the Base Rent during the last month of the current Term plus 3%, and the Base Rent shall increase by 3% on July 1st of each year during the renewal term.

ARTICLE 32 MISCELLANEOUS

      32.1 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

      32.2 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it will be void and a default under this Lease.

      32.3 No Waiver. The waiver by either party of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of any party to insist upon the performance by the other in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

      32.4 Limitation on Recourse. The term "Landlord" as used in this Lease means only the owner, the holder of a lease or the mortgagee in possession for the time being of the Premises, so that in the event of any sale of the Building or an assignment of this Lease or an underlying lease, Landlord herein shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder thereafter accruing or arising without the necessity of further agreement between the parties and by operation of such sale or assignment such purchaser, assignee or lessee agrees that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder. No such sale or assignment shall be deemed to relieve Landlord for any obligation arising or accruing under this Lease prior to the effective date of such sale or assignment. Notwithstanding anything herein contained to the contrary, it is specifically understood and agreed that there shall be no personal liability on the part of the Landlord (or its shareholders, venturers and partners, their shareholders, venturers and partners, and all of their officers, directors and employees), with respect to any of the terms, provisions, covenants and conditions of this Lease, and that Tenant shall look solely to the estate, property and equity of Landlord or such successor in interest in the Building and subject to the prior rights of any mortgagee or ground lessee, for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, provisions, covenants and conditions of this Lease to be performed by Landlord, which exculpation of personal liability shall be absolute and without exception.

      32.5 Estoppel Certificates. At any time and from time to time but within 10 days after prior written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying if true (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification;
(b) the date, if any, to which Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that there is no Event of Default under this Lease or an event which, with notice or the passage of time, or both, would result in an Event of Default under this Lease, except for defaults specified in said certificate; and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee of the Building. Tenant's failure to deliver such a certificate within such time will be conclusive evidence of the matters set forth in it.

      32.6 Waiver of Jury Trial. Landlord and Tenant by this Section 32.6 waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

      32.7 Holding Over. Tenant will have no right to remain in possession of all or any part of the Premises after the expiration of the Term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further Term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Base Rent will be increased to an amount equal to 125% of the Base Rent payable during the last month of the Term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease.

      32.8 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address set forth in Section 1.1. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this Section 30.12.

      32.9 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision will be added as a part of this Lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      32.10 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

      32.11 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or the manner of operating the Premises or the Building.

      32.12 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

      32.13 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant will deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30 day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any holder of a mortgage or other encumbrance on the Building of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

      32.14 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

      32.15 Governing Law. This Lease will be governed by and construed pursuant to the laws of New York, without regard to principles of conflict of laws.

      32.16 Landlord's Consent. With respect to any provision hereof which provides for the consent or approval of Landlord, said consent or approval shall be in writing and shall not be unreasonably withheld. Tenant in no event shall be entitled to make any claim, and Tenant hereby waives any claim for money damages, whether by way of set off, counterclaim, defense or otherwise, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed any consent or approval. Tenant's sole remedies shall be an action or proceeding to enforce any such provision, or for an injunction or declaratory judgment. To the extent that Tenant is the prevailing party in any such action or proceeding, Tenant shall be entitled to recover its reasonable attorneys' fees and costs. All expenses reasonably and verifiably incurred by Landlord in reviewing and acting upon any request for consent hereunder, including but not limited to, attorneys' and architects' fees, shall be reimbursed by Tenant to Landlord, shall be deemed to constitute Additional Rent and shall be paid over to Landlord on the first day of the month following demand therefor.

      32.17 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                         LANDLORD:

                                         ANGELO BALBO MANAGEMENT, LLC

                                         By: /s/ Angelo Balbo
                                             -----------------------------------
                                                  Angelo Balbo, President


                                         TENANT:

                                         GILMAN + CIOCIA, INC.

                                         By: /s/ Michael Ryan
                                             -----------------------------------
                                                  Michael Ryan, President

                                    EXHIBIT A

                    Legal Description of the Land is Annexed

                             TITLE NO. RCA-813-37184

                                   SCHEDULE A

PARCEL I

      ALL that certain plot, piece, or parcel of land situate, lying and being in the Town of Poughkeepsie, County of Dutchess and State of New York, being bounded and described as follows:

      BEGINNING at a spike set near the center line of an asphalt concrete drive adjacent to the edge of the concrete sidewalk, said point being the southeast corner of Parcel No. 3 and the northeast corner of the herein described parcel; thence running along the westerly side of Raymond Avenue and more or less along the westerly edge of the concrete sidewalk the following courses and distances:
South 11 degrees 10' 30" West 16.54 feet; South 16 degrees 32' 30" West 72.83 feet; South 16 degrees 03' 30" West 5.99 feet; South 14 degrees 45' 40" West
33.50 feet and South 14 degrees 24' 30" West 17.05 feet to a nail set in a rock at the westerly edge of the concrete sidewalk said point being the northeast corner of lands of Crimswal Realty Company and the southeast corner of the herein described parcel; thence along the northerly boundary line of Crimswal Company, North 83 degrees 32' 30" West said boundary line being parallel to and 48 feet distant northerly from the north face of the large brick and block building standing on the northwest corner of Raymond Avenue and the Poughkeepsie East Arterial formerly Haight Avenue at this location, a distance of 308.81 feet to an iron pin found set at the northwest corner of lands of Crimswal Realty Company and the southwest corner of the herein described parcel; thence running along the rear line or easterly line of several owners of lots facing Lewis Avenue and running on the easterly side thereof, North 10 degrees 46' 50" East a distance of 176.82 feet to an iron pin set at the southwest corner of Parcel No. 2 and the northwest corner of the herein described parcel; thence along the southerly boundary of Parcel No. 2 South 79 degrees 53' 30" East a distance of
41.65 feet to a spike set in an asphalt concrete blocking lot at the southeast corner of Parcel No. 2 and the southwest corner of Parcel No. 3; thence along the southerly boundary line of Parcel No. 3 the following courses and distances:
South 75 degrees 42' 40" East 121.40 feet and South 78 degrees 46' 40" East
156.50 feet to the point and place of BEGINNING.

                SCHEDULE A OF THIS REPORT CONSISTS OF THREE PAGES

                                    EXHIBIT B

                              Rules and Regulations

            1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures. Landlord shall discuss such systems and procedures with Tenant prior to implementation.

            2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

            3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of the Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and Building standard mini-blinds, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the Tenant.

            4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the Tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

            5. No smoking shall be done or permitted by any tenant or by any agent, employee, guest or invitee of any tenant in the Common Areas.

            6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

            7. No tenant will in any way deface any part of the Premises or the Building. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

            8. Tenant will not alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agent, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following Tenant's written request to Landlord and will be at Tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each Tenant, free of charge, with two (2) keys to each door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys requested by any Tenant. Tenant, upon termination of its tenancy, will deliver to Landlord all keys for the Premises and Building that have been furnished to such Tenant.

            9. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in such tenant's normal operations in the Premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

            10. Landlord will have the right, exercisable upon written notice and without liability to any tenant, to change the name and street address of the Building.

            11. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

            12. Tenant will not bring any animals or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

            13. Tenant will store all its trash and garbage within the Premises or in receptacles provided by Landlord. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. Removal of any furniture or furnishings, large equipment, packing crates and packing materials will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

            14. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

            15. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice to Landlord at the Landlord's Address. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

            16. A directory of the Building will be provided for the display of the name and location of tenants only. All entries on the Building directory display will conform to standards and style set by Landlord in its sole discretion. . No Tenant will have any right to the use of any exterior sign.

            17. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant will make good all injuries sustained by other tenants or occupants of the Building or Landlord.

            18. Tenant will not conduct itself in any manner that is inconsistent with the character of the Building or that will impair the comfort and convenience of other tenants in the Building.

            19. Neither Landlord nor any operator of the Parking Areas will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Areas, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Areas ; (b) Tenant uses the Parking Areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Except to the extent caused by Landlord's negligent act or omission, Tenant waives and releases Landlord from any and all liability arising out of the use of the Parking Areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

            20. Tenant (including Tenant's employees, agents, invitees, and visitors) will use the Parking Areas solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the Parking Areas. The Parking Areas may be used by Tenant, its agents, or employees, for occasional overnight parking of vehicles, but shall not under any circumstances be used by Tenant or its agents or employees for the display or parking of vehicles advertised as being for sale. Tenant will ensure that any vehicle parked in any of the Parking Areas will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Areas are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an Event of Default under the Lease.

            21. Tenant's right to use the Parking Areas will be in common with other tenants of the Building and with the tenants of 9 Raymond Avenue.

            22. Tenant has no right to assign or sublicense any of its rights in the Parking Areas, except as part of a permitted assignment or sublease of the Lease.

            23. No act or thing done or omitted to be done by Landlord or Landlord's agent during the Term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by Landlord of any Tenant nor will it be deemed an acceptance of surrender of the Premises by any Tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

            24. In these rules and regulations, Tenant includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

            25. These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.

                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT is made as of this 30th day of June, 2006 by and between GILMAN + CIOCIA, INC., a Delaware corporation having its principal office at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Tenant") and, ANGELO BALBO MANAGEMENT, LLC, a New York limited liability company having an office at 18 Millbank Road, Poughkeepsie, NY 12603 (the "Landlord").

            NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1 BASIC LEASE INFORMATION

      1.1 Basic Lease Information. As used in this Lease, the following basic lease terms shall have the meanings ascribed thereto:

      (a)   Lease Date: June 30, 2006

      (b)   Landlord's Address:

                  18 Millbank Road

                  Poughkeepsie, NY 12603

                  with a copy at the same time to:

                  Michael Kistner, Esq.

                  2 Raymond Avenue

                  Poughkeepsie, NY 12603

      (c)   Tenant's Address:

                  Gilman + Ciocia, Inc.
                  11 Raymond Avenue
                  Poughkeepsie, New York 12603
                  Attention: Legal Department

      (d)   Building Address:

                  11 Raymond Avenue
                  Poughkeepsie, NY 12603

      (e) Premises: Suite 31, containing approximately 2,859 gross rentable square feet, and containing approximately 2,488 net useable square feet.

      (f) Tenant's Pro Rata Share: A percentage, based upon the ratio of the gross rentable square footage of the Premises to the total gross rentable square footage of the Building and 9 Raymond Avenue. Tenant's Pro Rata Share, based upon the current rentable square footage of the Building and 9 Raymond Avenue and the current rentable square footage of the Premises, is 2,859/34,631, 8.26%.

      (g) Term: 36 months, beginning on the Commencement Date and expiring on the Expiration Date.

      (h)   Commencement Date: July 1, 2006.

      (i) Expiration Date: June 30, 2009 unless adjusted or sooner terminated as provided herein.

      (j)   Security Deposit: None.

      (k) Base Rent: Throughout the Term, Base Rent shall be $30,302.00 per year, and $2,525.00 per month. The Base Rent shall increase by three (3%) percent on July 1st of each year during the Term.

      (l)   Broker: None.

      (m) Estimated Monthly Additional Rent Charge (not including Tenant's Pro Rata Share of Taxes): $715.00.

      1.2 Additional Definitions. As used in this Lease, the following terms shall have the meanings ascribed thereto:

      (a) Additional Rent: Any amounts that this Lease requires Tenant to pay in addition to Base Rent.

      (b) Building: 11 Raymond Avenue and related improvements (including, without limitation, parking lots, walkways, driveways, fences and landscaping) of which the Premises are a part.

      (c) Common Areas: The hallways, entryways, stairs, elevators, driveways, parking lot, walkways, restrooms, trash facilities, and all other areas and facilities in and about the Building that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees or visitors.

      (d) Land: The land on which the Building is located, which is described on Exhibit A.

      (e) Parking Areas: Those portions of the parking lots adjacent to the Building which Landlord shall from time to time designate for use by the tenants of the Building for parking.

      (f) Prime Rate: The rate of interest from time to time announced by Citibank as its prime rate of interest.

      (g) Rent: The Base Rent and Additional Rent.

If any other provision of this Lease contradicts any definition of this Article, the other provision will prevail.

      1.3 Exhibits. The following exhibits are attached to and made a part of this Lease:

            EXHIBIT A -- Legal Description of the Land

            EXHIBIT B -- Rules and Regulations

ARTICLE 2 AGREEMENT

      2.1 Grant of Lease. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, on the terms and conditions set forth in this Lease.

ARTICLE 3 DELIVERY OF PREMISES

      3.1 Delivery of Possession.

      (a) The Premises shall be delivered to the Tenant as of July 1, 2006.

      (b) Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose. Landlord and its agents or employees have not agreed to undertake any alterations or construct any Tenant improvements to the Premises.

ARTICLE 4 BASE RENT

      4.1 Payment of Base Rent. Throughout the Term, Tenant will pay Base Rent to Landlord in monthly installments, the first of which shall become due on the Commencement Date with successive installments to become due on the first day of each successive calendar month thereafter. Base Rent will be paid to Landlord, without written notice or demand, and without deduction or offset, in lawful money of the United States of America at Landlord's Address, or to such other address as Landlord may from time to time designate in writing.

      4.2 Late Payment. In the event that any payment of Rent due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

ARTICLE 5 REAL ESTATE AND ASSESSMENTS

      5.1 Tenant's Obligation to Pay Taxes. Tenant covenants and agrees that it shall pay to Landlord, as Additional Rent, Tenant's Pro Rata Share of all real property taxes and assessments of whatever kind and nature, including water and sewer rents, special assessments and payments in lieu of taxes levied, imposed, assessed or fixed on or against the Building and the Land or arising from the use, occupancy or possession thereof, during the Term hereof (hereinafter collectively referred to as the "Taxes").

      5.1 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a Taxes estimated payment (the "Estimated Taxes Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $1072 per month.

      (b) The Landlord shall re-compute the Estimated Taxes Payment on July 1 of each year during the Term. The Estimated Taxes Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following the issuance of each real estate tax bill of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual real estate tax on the bill as compared to the estimate for such tax collected. If the actual real estate taxes on the bill exceed the total Estimated Taxes Payments for such tax during the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Taxes Payments for such tax exceed the actual real estate taxes for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) In the event that any Estimated Taxes Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      5.2 Contest by Landlord. Landlord shall have the right, after reasonable consultation with Tenant, to contest in good faith any Tax or assessment at Landlord's cost and expense. Tenant shall be entitled to its Pro Rata Share of the net proceeds of any refund received by the Landlord as a result of any such contest.

      5.3 Contest by Tenant. In the event that Landlord shall fail to contest any Tax or assessment, Tenant shall have the right to contest such tax or assessment in good faith, at its own cost and expense, provided, however, that notwithstanding such contest, (1) Tenant shall pay when due its Pro Rata Share of any Taxes; (2) Tenant shall comply with all applicable laws, rules and regulations regarding the payment of Taxes; (3) Tenant shall not take any action which would adversely affect, threaten or jeopardize the interest of the Landlord in the Building or the Land; and (4) Tenant shall promptly pay, indemnify and save Landlord harmless from, all penalties and interest which may be charged or imposed as a result of or during the pendency of, any such contest. In the event of any such contest by Tenant, Landlord agrees to reasonably cooperate with Tenant, provided, however, that such cooperation shall be without any cost or expense to Landlord and shall not be construed so as to require the Landlord to withhold the payment of any Tax, interest or penalty otherwise due and owing to, or charged by, any taxing authority.

      5.4 Adjustments for Partial Lease Years. It is further agreed that for the first and last lease years of the Term, the portion of all Taxes, other than such as result from assessments attributable to Tenant, to be paid by the Tenant shall be pro rated, depending on the proportion which each such lease year shall bear to the tax year in which it falls.

      5.5 Other Taxes Imposed on Landlord. Tenant shall not be obligated or required hereunder to pay any franchise, excise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profit or revenue tax upon the income or receipts of Landlord.

      5.6 Taxes Attributable to Tenant. Tenant shall be responsible for and shall pay prior to the time when such payment shall be deemed delinquent, all Taxes assessed during the Term against any leasehold interest, or any improvements, alterations, additions, fixtures or personal property of any nature placed in, on or about the Premises by the Tenant, whether such tax shall have been levied or assessed against Landlord or Tenant.

ARTICLE 6 ADDITIONAL RENT

      6.1 In addition to all other rental charges provided for in this Lease, Tenant agrees to pay as Additional Rent:

      (a) Its Pro Rata Share of the following costs and expenses incurred by Landlord in connection with the operation, maintenance and non-structural repair of the Building ("CAM Charges"): utilities, insurance, cleaning, snow removal, parking lot cleaning and other "routine maintenance". "Routine maintenance" is defined to mean those items having a maintenance cycle of annually or more frequently. The Tenant shall not be responsible for "periodic maintenance" items. "Periodic maintenance" is defined as those items with a maintenance cycle of less than annually (e.g., re-sealing the parking lot).

      (b) One hundred percent (100%) of the cost of any janitorial or other service furnished exclusively to the Premises.

      6.2 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a CAM Charges estimated payment (the "Estimated Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $715.00 per month. The Estimated Payment shall apply to a CAM Charge item that exceeds a cost of $4,000 (a "Large Item") at the Tenant's option. The Tenant may pay a Large Item, at its option, within 30 days of being billed by the Landlord for the Large Item instead of having the Large Item paid out of the Estimated Payments.

      (b) The Landlord shall re-compute the Estimated Payment on July 1 of each year during the Term. The Estimated Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following July 1 of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual CAM Charges for the concluded year. If the actual CAM Charges exceed the total Estimated Payments for the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Payments exceed the actual CAM Charges for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) Within ten (10) business days of Tenant's written request, Landlord will make available for inspection at Landlord's office during regular business backup information with respect to the CAM Charges. The Tenant may only make one request for backup information each month. The Landlord shall send to the Tenant the backup information for Any Large Item expense within thirty (30) days of the expense.

      (e) In the event that any Estimated Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      6.3 Under no circumstances shall the CAM Charges be construed so as to impose upon Tenant any obligation for expenses incurred by Landlord with respect to (a) replacement or re-sealing of blacktop, (b) traffic control devices not located on the Land, (c) depreciation on the Building or on machinery and equipment used in the management, operation, maintenance and repair of the Building or the Land, (d) capital improvements or (e) structural repairs (including the roof).

ARTICLE 7

      7.1 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to
Landlord:

      (d) Commercial general liability insurance with coverage for bodily injury and property damage liability, with a combined single occurrence limit of not less than $2,000,000. All such insurance shall include contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease;

      (e) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Building, and any leasehold improvements to the Premises in an amount not less than the full replacement cost. Property forms shall provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of Article 20, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

      (f) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of New York; and

      7.2 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord as an additional insured, will be delivered to Landlord promptly following the Lease Date, but in no event later than five (5) days prior to Tenant's occupancy of the Premises and from time to time at least 10 days prior to the expiration of the term of each such policy.. All commercial general liability or comparable policies maintained by Tenant will name Landlord as an additional insured, entitling Landlord to recover under such policies for any loss sustained by Landlord, its agents, and employees as a result of the acts or omissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced below the minimums herein except after 30 days' prior written notice to Landlord. All commercial general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

      7.3 Waiver of Subrogation. Landlord and Tenant each waive any and all rights to recover against the other or against any other tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of such other party or of such other tenant or occupant of the Building, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 7 or any other property insurance actually carried by such party to the extent of the limits of such policy. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Building or the Premises or the contents of the Building or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements

      7.4 Adequacy of Coverage. Landlord, its agents, and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 7 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense.

ARTICLE 8

      8.1 Tenant's Use of the Premises. The Premises will be used by Tenant solely as a business office, including, but not limited to: general business operations, broker dealer operations, accounting, tax return preparation, financial planning and brokerage services, and broker dealer operations. Tenant acknowledges and agrees that, Tenant will use the Premises in a careful, safe, and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other tenant or occupant of the Building or Landlord in its operation of the Building.

ARTICLE 9 REQUIREMENTS OF LAW; FIRE INSURANCE

      9.1 General. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or in force after the Lease Date, with the requirements of any board of fire underwriters or other similar body, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Premises or the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

      9.2 Hazardous Materials.

      (a) For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.ss. 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

      (b) Tenant will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Building by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Building to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (ii) all claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Premises.

      (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 9. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's Hazardous Materials on the Premises. Tenant's obligations under this
Article 10 will survive the expiration or other termination of this Lease.

      9.3 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Building which would (a) jeopardize or be in conflict with fire insurance policies covering the Building or fixtures and property in the Building; (b) increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be for use of the Building as an office/warehouse; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.

ARTICLE 10 ASSIGNMENT AND SUBLETTING

      10.1 General. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage, or encumber this Lease, nor sublease, nor permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld or delayed. Any assignment or sublease in violation of this Article 10 will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Section 10.1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

      10.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space;
(d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's reasonable approval.

      10.3 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.

      10.4 Permitted Transfer. No Landlord consent shall be necessary in the case of an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated; provided that Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease, Tenant shall remain liable under the terms of this Lease, and the resulting or surviving entity has a net worth at the time of such assignment, equal to or in excess of Tenant's.

      10.5 Remedies. If Tenant believes that Landlord has unreasonably withheld its consent pursuant to this Article 10, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent. In the event that Tenant successfully obtains any such declaratory judgment and such judgment is not overturned on appeal, Tenant shall be entitled to its reasonable attorney's fees and court costs with respect thereto.

ARTICLE 11 RULES AND REGULATIONS

      11.1 Landlord's Rules and Regulations. Tenant and its employees, agents, licensees and visitors will at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit B. Landlord may from time to time reasonably amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises and the Building, and the comfort, quiet, and convenience of occupants of the Building, provided that no such new rules or regulations shall materially increase Tenant's responsibilities nor materially decrease Tenant's rights hereunder. Modifications or additions to the rules and regulations will be effective upon 30 days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord will have all remedies that this Lease provides for default by Tenant, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord will not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease will govern.

ARTICLE 12 COMMON AREAS

      12.1 Tenant's Use of the Common Areas. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the Term to use the Common Areas with others, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, except with respect to matters covered by subsection (a) below, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this Article 12 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Premises, Landlord will have the right to:

      (d) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

      (e) Temporarily close any of the Common Areas for necessary maintenance, alteration, or improvement purposes; and

      (f) Change the size, use, shape, or nature of any such Common Areas, including erecting additional buildings on the Common Areas, expanding the Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the Building (excluding the Premises) or other buildings to Common Areas, provided that, without Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, no such change in the Common Areas shall materially impair ingress and egress to and from the Premises. Upon erection of any additional buildings or change in Common Areas, the portion of the Building upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

ARTICLE 13 LANDLORD'S REPAIR AND MAINTENANCE

      13.1 Landlord's Repair of Building. Landlord shall make necessary structural repairs to the Building and shall keep in good order, condition and repair all mechanical systems (including, but not limited to, electrical, plumbing, heating, ventilation and air conditioning systems) servicing the Common Areas or the entire Building, and the exterior foundations, downspouts, gutters and roof of the Building, excluding, however, all windows, doors, plate glass, signs and all repairs required by any casualty. For the purpose of this Lease, a structural repair shall be defined as any structural repair to the steel frame, footings, foundations, masonry walls, and roof of the Building. To the extent that any repairs, whether structural or otherwise, result from damage caused by any act, omission or negligence of Tenant, any subtenant or concessionaire, or their respective employees, agents, invitees, licensees or contractors, such repairs shall be performed by Landlord at the cost and expense of Tenant, which expenses shall constitute Additional Rental.

      13.2 Landlord's Repair of Common Areas. Landlord further agrees to maintain and repair and keep in good order and condition, reasonably clean and free from snow, dirt and rubbish, all Common Areas. The costs and expenses incurred by Landlord for maintenance, repairs, utilities, janitorial service, refuse and snow removal and security of the Common Areas shall be performed to ensure the proper quality and the preservation of the reputation of the Building.

      13.3 Limitation on Liability. Landlord will not be in default under this Lease or be liable to Tenant or any other person for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, cleaning, lighting, security; for surges or interruptions of electricity; or for other services Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of such services. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary governmental energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building of any person. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord will have the right to prevent access to the Building during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing Parking Areas and other Common Areas. Except to the extent occasioned by Landlord's negligence or intentional misconduct, Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this Article 13. Under no circumstances will any such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

ARTICLE 14 TENANT'S CARE OF THE PREMISES

      14.1 Maintenance of the Premises.

      (a) Tenant, at its sole cost and expense, shall take good care of the Premises and shall keep, repair, replace and maintain the Premises (including any electrical, plumbing, heating, ventilation, air conditioning and other mechanical systems exclusively servicing the Premises and Tenant's equipment, personal property and trade fixtures located in the Premises, which mechanical systems shall be free of defects and in good working order on the date of Delivery of Possession ) in good order, condition and repair, and each and every part thereof (including, without limitation, painting and decorating), excepting only such matters that are expressly stated herein to be within the Landlord's obligation to maintain, and shall not cause nor permit any snow, ice, dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the Premises. Tenant further agrees not to use the Premises or permit the Premises to be used in any manner as to cause excessive depreciation of or to the Building, and agrees not to cause nor permit waste of or damage or nuisance to, in, or about the Premises or the Building.

      (b) Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice at any time. Landlord shall repair at Tenant's expense, any damage to the Building or roof resulting from the installation, repair, use, or replacement of any such air conditioner or other device.

ARTICLE 15 ALTERATIONS

      15.1 General.

            1. During the Term, Tenant will not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right to make interior, non-structural alterations in an amount not exceeding $50,000 in the aggregate over the Term.

      (b) Subject to Tenant's rights in Article 18, all alterations, additions, fixtures, and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant, unless when consenting to such alterations, additions, fixtures, or improvements, Landlord has advised Tenant in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

      15.2 Free-Standing Partitions. Tenant will have the right to install free-standing work station partitions in that portion of the Premises designated by Landlord as office space, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. Any free-standing work station partitions purchased by Tenant will be part of Tenant's trade fixtures for all purposes under this Lease. Any other partitions installed in the Premises are and will be Landlord's property for all purposes under this Lease.

      15.3 Landlord Alterations. Any modifications or renovations of the lobby, the second and third floor hallways, the stairways or any of the bathrooms shall require the prior written approval of Tenant, which approval shall not be unreasonably withheld.

      15.4 Removal. If Landlord has required Tenant to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this Article 15, Tenant will remove such alterations, additions, fixtures, and improvements at Tenant's sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted.

ARTICLE 16 UTILITY SERVICE

      16.1 Utility Service for Premises. Tenant agrees to pay as and when the same become due and payable, all charges for electricity, gas, heat, steam, hot water, telephone and other utilities supplied to the Premises during the Term, together with cost of repair, maintenance, replacement and reading of all meters measuring Tenant's use or consumption thereof. If any such services are separately metered or billed to Tenant, Tenant shall pay all charges for such services directly. If, however, any such services are not separately metered or billed to Tenant but rather are billed to and paid by Landlord, Tenant will pay to Landlord its proportionate share of the cost of such services (as determined by Landlord) as Additional Rent. In the event that Tenant shall fail to pay any charges for any or all of the aforesaid services when due, Landlord shall have the right, but not the obligation to make such payments, in which event, a sum equal to any such payments shall be Additional Rent, and shall be collectible as such, together with interest at an annual rate equal to five percent (5%) percent above the Prime Rate, from the date of payment by Landlord. In no event shall Landlord be responsible or liable for the failure to supply Tenant or for the failure of Tenant to receive, any utility service, except in the event that Landlord shall be negligent in connection with any such failure, nor shall Tenant be entitled to any cessation, abatement, reduction or other offset of Rent in the event of any failure to receive any utility service.

ARTICLE 17 MECHANICS' LIENS

      17.1 Removal of Liens. Tenant will pay or cause to be paid all costs and charges for work (a) done by Tenant or caused to be done by Tenant, in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord, the Premises, and the Building free, clear, and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant. If any such lien, at any time, is filed against the Premises or any part of the Building, Tenant will cause such lien to be discharged of record within 10 days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such 10-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Building to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Building, or that any action affecting title to the Building has been commenced on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including but not limited to any maintenance, repairs, alterations, additions, improvements, or installations) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of nonresponsibility or similar written notices on the Premises in order to protect the Premises against any such liens. The terms and conditions of this Section 17.1 shall not apply to any liens arising or resulting from the initial build-out of the Premises by Landlord for Tenant.

ARTICLE 18 END OF TERM

      18.1 End of Term. At the end of this Lease, Tenant will promptly quit and surrender the Premises broom-clean, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building. Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has requested in accordance with Article 15. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises after the end of the

Term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

ARTICLE 19 EMINENT DOMAIN

      19.1 Condemnation of Premises. If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "Termination Date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more than 25% of the rentable area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the Termination Date. If less than 25% of the rentable area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Base Rent will be abated in the proportion of the rentable area of the Premises so taken to the rentable area of the Premises immediately before such taking, and Tenant's Pro Rata Share will be appropriately recalculated. If 25% or more of the Building is so taken, Landlord may cancel this Lease by written notice to Tenant given within 30 days after the Termination Date. In the event of any such taking, the entire award will be paid to Landlord and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced.

ARTICLE 20 DAMAGE AND DESTRUCTION

      20.1 Notice of Casualty. If the Premises or the Building are damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this Article 20. Such notice will be given before the 30th day (the "Notice Date") after the fire or other insured casualty.

      20.2 Minor Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent which may be repaired within 120 days after the Notice Date, as reasonably determined by Landlord, Landlord will promptly begin to repair the damage after the Notice Date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Base Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "Repair Period") based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      20.3 Major Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent that may not be repaired within 180 days after the Notice Date, as reasonably determined by Landlord, then (a) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the Notice Date, such written notice to include a detailed explanation of the reasons the Premises or the Building cannot be repaired within 180 days, or (b) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within 10 days after Landlord's delivery of a written notice that the repairs cannot be made within such 180-day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Building and Premises and Base Rent will be abated on a pro rata basis during the Repair Period based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      21.4 Tenant Caused Casualty. If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees, or invitees, there will be no abatement of Base Rent as otherwise provided for in this Article 20. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, or the Building, except as set forth in this Lease.

ARTICLE 21 SUBORDINATION

      21.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any mortgage, together with any renewals, extensions, modifications, consolidations, and replacements of such mortgage (a "Superior Lien"), now or after the date affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Building or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Notwithstanding the foregoing, Tenant will execute, acknowledge, and deliver to Landlord, within 20 days after written demand by Landlord, such documents as may be reasonably requested by Landlord or the holder of any Superior Lien to confirm or effect any such subordination.

      21.2 Attornment. Tenant agrees that in the event that any holder of a Superior Lien succeeds to Landlord's interest in the Premises, Tenant will pay to such holder all Rents subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a Superior Lien of the remedies provided for by law or by such Superior Lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest will not be bound by:

      (c) Any payment of Rent for more than one month in advance;

      (d) Any amendment or modification of this Lease made without the written consent of such successor in interest;

      (e) Any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or

      (f) Any claim or offset of Rent against the Landlord .

Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will, within 20 days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment, so long as such instrument provides that such successor in interest will not disturb Tenant in its use of the Premises in accordance with this Lease and will otherwise abide by the terms of this Lease from and after the effective date on which such successor in interest succeeds to Landlord's interest in this Lease.

ARTICLE 22 ENTRY BY LANDLORD

      22.1 Landlord's Right of Entry.Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at reasonable hours upon prior notice to Tenant to:

      (g) Inspect the Premises;

      (h) Exhibit the Premises to prospective purchasers, lenders or tenants;

      (i) Determine whether Tenant is complying with all its obligations in this Lease;

      (j) Supply services to be provided by Landlord to Tenant according to this Lease;

      (k) Post written notices of nonresponsibility or similar notices; or

      (l) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building; however, all such work will be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible.

Landlord covenants and agrees to use commercially reasonably efforts to avoid unreasonable interference with Tenant and its operations in exercising its right of access pursuant to this Section 22.1. Provided Landlord uses such commercially reasonable efforts, Tenant, by this Section 22.1, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this Section. Landlord will at all times have and retain a key with which to unlock all of the doors in, on or about the Premises. Landlord will have the right to use any and all means it may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises. Any entry to the Premises by Landlord in accordance with this Section will not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, , nor will any such entry entitle Tenant to damages or an abatement of Base Rent, Additional Rent, or other charges that this Lease requires Tenant to pay..

ARTICLE 23 INDEMNIFICATION, WAIVER, AND RELEASE

      23.1 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Landlord, its employees, or agents, and subject to the provisions of Section 7.3, Tenant will neither hold nor attempt to hold Landlord, its employees, or agents liable for, and Tenant will indemnify and hold harmless Landlord, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant;

      (b) any activity, work, or thing done or permitted by Tenant in or about the Premises or the Building;

      (c) any breach by Tenant or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises under the express or implied invitation of Tenant.

            If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

      23.2 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Tenant, its employees, or agents, and subject to the provisions of Section 7.3, Landlord will neither hold nor attempt to hold Tenant, its employees, or agents liable for, and Landlord will indemnify and hold harmless Tenant, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the ownership and use of the Building by Landlord or any person claiming under Landlord;

      (b) any activity, work, or thing done or permitted by Landlord in or about the Premises or the Building;

      (c) any breach by Landlord or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Landlord, its employees, agents, contractors, or invitees entering upon the Premises.

      If any action or proceeding is brought against Tenant, its employees, or agents by reason of any such claim for which Landlord has indemnified Tenant, Landlord, upon written notice from Tenant, will defend the same at Landlord's expense, with counsel reasonably satisfactory to Tenant.

ARTICLE 24 SECURITY DEPOSIT

      24.1 There is no security deposit being paid to the Landlord under this Lease.

ARTICLE 25 QUIET ENJOYMENT

      25.1 Covenant of Quiet Enjoyment. Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 26 EFFECT OF SALE

      26.1 Sale of the Building. A sale, conveyance, or assignment of the Building will operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective date, and, after the effective date of such sale, conveyance, or assignment, Tenant will look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant will attorn to Landlord's successor in interest to this Lease, so long as such successor in interest assumes Landlord's obligations under the Lease from and after such effective date.

ARTICLE 27 DEFAULT

      27.1 Events of Default. The following events are referred to, collectively, as "Events of Default" or, individually, as an "Event of Default":

      (a) Tenant defaults in the due and punctual payment of Rent, and such default continues for 10 business days after written notice from Landlord;

      (b) Tenant vacates or abandons the Premises;

      (c) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 30 business days after its levy;

      (d) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

      (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

      (f) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter.

      27.2 Landlord's Remedies. If any one or more Events of Default set forth in Section 27.1 occurs then Landlord has the right, at its election:

      (a) To give Tenant ten (10) days' written notice of the expiration of the Term and upon the giving of such notice and the expiration of such ten (10) day period, Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term;

      (b) Without further demand or notice, to reenter and take possession through summary eviction proceedings of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, , without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

      (c) Without further demand or notice, to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 29.21, provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

      Should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, this Lease will terminate on the date of the judgment of eviction or such notice. Thereafter, Landlord shall use commercially reasonable efforts to relet the Premises and to mitigate any damages which may be due from the Tenant under this Lease.

ARTICLE 28 PARKING

      28.1 Use of Parking Areas. Tenant (including its employees, agents, clients, customers and other invitees) will be entitled to unlimited, non-exclusive use of the Parking Areas during the Term subject to the rules and regulations set forth in Exhibit B, and any amendments or additions to them. There will be no restrictions on parking and no designated spaces (either at 9 or 11 Raymond Avenue). The Landlord agrees that there will be no construction or development which diminishes the current parking area or the number of parking spaces.

ARTICLE 29 SIGNAGE

      The Tenant shall have the only sign on the pedestal in front of 11 Raymond Avenue. There will be no other pedestal signs in front of 11 Raymond Avenue. There will be no other signs, other than the existing sign for the bank tenant sign, on 11 Raymond Avenue facing Raymond Avenue or facing Main Street.

ARTICLE 30 RESTRICTION ON LANDLORD'S RENTING

      The Landlord may not rent any space in 9 or 11 Raymond Avenue to, or permit any space to be occupied by: a broker dealer; a financial planner; an NASD registered representative; an investment advisor; an insurance agency; for the sale of securities, insurance or annuities; or by an accountant, bookkeeper or income tax preparer.

ARTICLE 31 RENEWAL OPTIONS

      Tenant shall have the option to renew this Lease for two (2) additional terms of three (3) years, by sending written notice to the Landlord on or before three (3) months prior to the expiration of the current Term. All of the terms and conditions of this Lease shall apply during the renewal term. The Base Rent during the first year of the renewal term shall be the Base Rent during the last month of the current Term plus 3%, and the Base Rent shall increase by 3% on July 1st of each year during the renewal term.

ARTICLE 32 MISCELLANEOUS

      32.1 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

      32.2 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it will be void and a default under this Lease.

      32.3 No Waiver. The waiver by either party of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of any party to insist upon the performance by the other in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

      32.4 Limitation on Recourse. The term "Landlord" as used in this Lease means only the owner, the holder of a lease or the mortgagee in possession for the time being of the Premises, so that in the event of any sale of the Building or an assignment of this Lease or an underlying lease, Landlord herein shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder thereafter accruing or arising without the necessity of further agreement between the parties and by operation of such sale or assignment such purchaser, assignee or lessee agrees that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder. No such sale or assignment shall be deemed to relieve Landlord for any obligation arising or accruing under this Lease prior to the effective date of such sale or assignment. Notwithstanding anything herein contained to the contrary, it is specifically understood and agreed that there shall be no personal liability on the part of the Landlord (or its shareholders, venturers and partners, their shareholders, venturers and partners, and all of their officers, directors and employees), with respect to any of the terms, provisions, covenants and conditions of this Lease, and that Tenant shall look solely to the estate, property and equity of Landlord or such successor in interest in the Building and subject to the prior rights of any mortgagee or ground lessee, for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, provisions, covenants and conditions of this Lease to be performed by Landlord, which exculpation of personal liability shall be absolute and without exception.

      32.5 Estoppel Certificates. At any time and from time to time but within 10 days after prior written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying if true (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification;
(b) the date, if any, to which Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that there is no Event of Default under this Lease or an event which, with notice or the passage of time, or both, would result in an Event of Default under this Lease, except for defaults specified in said certificate; and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee of the Building. Tenant's failure to deliver such a certificate within such time will be conclusive evidence of the matters set forth in it.

      32.6 Waiver of Jury Trial. Landlord and Tenant by this Section 32.6 waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

      32.7 Holding Over. Tenant will have no right to remain in possession of all or any part of the Premises after the expiration of the Term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further Term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Base Rent will be increased to an amount equal to 125% of the Base Rent payable during the last month of the Term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease.

      32.8 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address set forth in Section 1.1. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this Section 30.12.

      32.9 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision will be added as a part of this Lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      32.10 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

      32.11 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or the manner of operating the Premises or the Building.

      32.12 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

      32.13 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant will deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30 day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any holder of a mortgage or other encumbrance on the Building of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

      32.14 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

      32.15 Governing Law. This Lease will be governed by and construed pursuant to the laws of New York, without regard to principles of conflict of laws.

      32.16 Landlord's Consent. With respect to any provision hereof which provides for the consent or approval of Landlord, said consent or approval shall be in writing and shall not be unreasonably withheld. Tenant in no event shall be entitled to make any claim, and Tenant hereby waives any claim for money damages, whether by way of set off, counterclaim, defense or otherwise, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed any consent or approval. Tenant's sole remedies shall be an action or proceeding to enforce any such provision, or for an injunction or declaratory judgment. To the extent that Tenant is the prevailing party in any such action or proceeding, Tenant shall be entitled to recover its reasonable attorneys' fees and costs. All expenses reasonably and verifiably incurred by Landlord in reviewing and acting upon any request for consent hereunder, including but not limited to, attorneys' and architects' fees, shall be reimbursed by Tenant to Landlord, shall be deemed to constitute Additional Rent and shall be paid over to Landlord on the first day of the month following demand therefor.

      32.17 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                          LANDLORD:

                                          ANGELO BALBO MANAGEMENT, LLC


                                          By: /s/ Angelo Balbo
                                              ----------------------------------
                                                   Angelo Balbo, President


                                          TENANT:

                                          GILMAN + CIOCIA, INC.


                                          By: /s/ Michael Ryan
                                              ----------------------------------
                                                   Michael Ryan, President

                                    EXHIBIT A

                    Legal Description of the Land is Annexed

                             TITLE NO. RCA-813-37184

                                   SCHEDULE A

PARCEL I

      ALL that certain plot, piece, or parcel of land situate, lying and being in the Town of Poughkeepsie, County of Dutchess and State of New York, being bounded and described as follows:

      BEGINNING at a spike set near the center line of an asphalt concrete drive adjacent to the edge of the concrete sidewalk, said point being the southeast corner of Parcel No. 3 and the northeast corner of the herein described parcel; thence running along the westerly side of Raymond Avenue and more or less along the westerly edge of the concrete sidewalk the following courses and distances:
South 11 degrees 10' 30" West 16.54 feet; South 16 degrees 32' 30" West 72.83 feet; South 16 degrees 03' 30" West 5.99 feet; South 14 degrees 45' 40" West
33.50 feet and South 14 degrees 24' 30" West 17.05 feet to a nail set in a rock at the westerly edge of the concrete sidewalk said point being the northeast corner of lands of Crimswal Realty Company and the southeast corner of the herein described parcel; thence along the northerly boundary line of Crimswal Company, North 83 degrees 32' 30" West said boundary line being parallel to and 48 feet distant northerly from the north face of the large brick and block building standing on the northwest corner of Raymond Avenue and the Poughkeepsie East Arterial formerly Haight Avenue at this location, a distance of 308.81 feet to an iron pin found set at the northwest corner of lands of Crimswal Realty Company and the southwest corner of the herein described parcel; thence running along the rear line or easterly line of several owners of lots facing Lewis Avenue and running on the easterly side thereof, North 10 degrees 46' 50" East a distance of 176.82 feet to an iron pin set at the southwest corner of Parcel No. 2 and the northwest corner of the herein described parcel; thence along the southerly boundary of Parcel No. 2 South 79 degrees 53' 30" East a distance of
41.65 feet to a spike set in an asphalt concrete blocking lot at the southeast corner of Parcel No. 2 and the southwest corner of Parcel No. 3; thence along the southerly boundary line of Parcel No. 3 the following courses and distances:
South 75 degrees 42' 40" East 121.40 feet and South 78 degrees 46' 40" East
156.50 feet to the point and place of BEGINNING.

                SCHEDULE A OF THIS REPORT CONSISTS OF THREE PAGES

                                    EXHIBIT B

                              Rules and Regulations

            1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures. Landlord shall discuss such systems and procedures with Tenant prior to implementation.

            2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

            3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of the Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and Building standard mini-blinds, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the Tenant.

            4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the Tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

            5. No smoking shall be done or permitted by any tenant or by any agent, employee, guest or invitee of any tenant in the Common Areas.

            6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

            7. No tenant will in any way deface any part of the Premises or the Building. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

            8. Tenant will not alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agent, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following Tenant's written request to Landlord and will be at Tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each Tenant, free of charge, with two (2) keys to each door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys requested by any Tenant. Tenant, upon termination of its tenancy, will deliver to Landlord all keys for the Premises and Building that have been furnished to such Tenant.

            9. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in such tenant's normal operations in the Premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

            10. Landlord will have the right, exercisable upon written notice and without liability to any tenant, to change the name and street address of the Building.

            11. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

            12. Tenant will not bring any animals or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

            13. Tenant will store all its trash and garbage within the Premises or in receptacles provided by Landlord. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. Removal of any furniture or furnishings, large equipment, packing crates and packing materials will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

            14. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

            15. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice to Landlord at the Landlord's Address. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

            16. A directory of the Building will be provided for the display of the name and location of tenants only. All entries on the Building directory display will conform to standards and style set by Landlord in its sole discretion. . No Tenant will have any right to the use of any exterior sign.

            17. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant will make good all injuries sustained by other tenants or occupants of the Building or Landlord.

            18. Tenant will not conduct itself in any manner that is inconsistent with the character of the Building or that will impair the comfort and convenience of other tenants in the Building.

            19. Neither Landlord nor any operator of the Parking Areas will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Areas, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Areas ; (b) Tenant uses the Parking Areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Except to the extent caused by Landlord's negligent act or omission, Tenant waives and releases Landlord from any and all liability arising out of the use of the Parking Areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

            20. Tenant (including Tenant's employees, agents, invitees, and visitors) will use the Parking Areas solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the Parking Areas. The Parking Areas may be used by Tenant, its agents, or employees, for occasional overnight parking of vehicles, but shall not under any circumstances be used by Tenant or its agents or employees for the display or parking of vehicles advertised as being for sale. Tenant will ensure that any vehicle parked in any of the Parking Areas will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Areas are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an Event of Default under the Lease.

            21. Tenant's right to use the Parking Areas will be in common with other tenants of the Building and with the tenants of 9 Raymond Avenue.

            22. Tenant has no right to assign or sublicense any of its rights in the Parking Areas, except as part of a permitted assignment or sublease of the Lease.

            23. No act or thing done or omitted to be done by Landlord or Landlord's agent during the Term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by Landlord of any Tenant nor will it be deemed an acceptance of surrender of the Premises by any Tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

            24. In these rules and regulations, Tenant includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

            25. These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.

                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT is made as of this 30th day of June, 2006 by and between GILMAN + CIOCIA, INC., a Delaware corporation having its principal office at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Tenant") and, ANGELO BALBO MANAGEMENT, LLC, a New York limited liability company having an office at 18 Millbank Road, Poughkeepsie, NY 12603 (the "Landlord").

            NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1 BASIC LEASE INFORMATION

      1.1 Basic Lease Information. As used in this Lease, the following basic lease terms shall have the meanings ascribed thereto:

      (a)   Lease Date: June 30, 2006

      (b)   Landlord's Address:

                  18 Millbank Road

                  Poughkeepsie, NY 12603

                  with a copy at the same time to:

                  Michael Kistner, Esq.

                  2 Raymond Avenue

                  Poughkeepsie, NY 12603

      (c)   Tenant's Address:

                  Gilman + Ciocia, Inc.
                  11 Raymond Avenue
                  Poughkeepsie, New York 12603
                  Attention: Legal Department

      (d)   Building Address:

                  11 Raymond Avenue
                  Poughkeepsie, NY 12603

      (e) Premises: Suite 32, containing approximately 2,878 gross rentable square feet, and containing approximately 2,505 net useable square feet.

      (f) Tenant's Pro Rata Share: A percentage, based upon the ratio of the gross rentable square footage of the Premises to the total gross rentable square footage of the Building and 9 Raymond Avenue. Tenant's Pro Rata Share, based upon the current rentable square footage of the Building and 9 Raymond Avenue and the current rentable square footage of the Premises, is 2,878/34,631, 8.31%.

      (g) Term: 84 months, beginning on the Commencement Date and expiring on the Expiration Date.

      (h)   Commencement Date: July 1, 2006.

      (i) Expiration Date: June 30, 2013 unless adjusted or sooner terminated as provided herein.

      (j)   Security Deposit: None.

      (k) Base Rent: Throughout the Term, Base Rent shall be $30,504.00 per year, and $2,542.00 per month. The Base Rent shall increase by three (3%) percent on July 1st of each year during the Term.

      (l)   Broker: None.

      (m) Estimated Monthly Additional Rent Charge (not including Tenant's Pro Rata Share of Taxes): $720.00.

      1.2 Additional Definitions. As used in this Lease, the following terms shall have the meanings ascribed thereto:

      (a) Additional Rent: Any amounts that this Lease requires Tenant to pay in addition to Base Rent.

      (b) Building: 11 Raymond Avenue and related improvements (including, without limitation, parking lots, walkways, driveways, fences and landscaping) of which the Premises are a part.

      (c) Common Areas: The hallways, entryways, stairs, elevators, driveways, parking lot, walkways, restrooms, trash facilities, and all other areas and facilities in and about the Building that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees or visitors.

      (d) Land: The land on which the Building is located, which is described on Exhibit A.

      (e) Parking Areas: Those portions of the parking lots adjacent to the Building which Landlord shall from time to time designate for use by the tenants of the Building for parking.

      (f) Prime Rate: The rate of interest from time to time announced by Citibank as its prime rate of interest.

      (g) Rent: The Base Rent and Additional Rent.

If any other provision of this Lease contradicts any definition of this Article, the other provision will prevail.

      1.3 Exhibits. The following exhibits are attached to and made a part of this Lease:

            EXHIBIT A -- Legal Description of the Land

            EXHIBIT B -- Rules and Regulations

ARTICLE 2 AGREEMENT

      2.1 Grant of Lease. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, on the terms and conditions set forth in this Lease.

ARTICLE 3 DELIVERY OF PREMISES

      3.1 Delivery of Possession.

      (a) The Premises shall be delivered to the Tenant as of July 1, 2006.

      (b) Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose. Landlord and its agents or employees have not agreed to undertake any alterations or construct any Tenant improvements to the Premises.

ARTICLE 4 BASE RENT

      4.1 Payment of Base Rent. Throughout the Term, Tenant will pay Base Rent to Landlord in monthly installments, the first of which shall become due on the Commencement Date with successive installments to become due on the first day of each successive calendar month thereafter. Base Rent will be paid to Landlord, without written notice or demand, and without deduction or offset, in lawful money of the United States of America at Landlord's Address, or to such other address as Landlord may from time to time designate in writing.

      4.2 Late Payment. In the event that any payment of Rent due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

ARTICLE 5 REAL ESTATE AND ASSESSMENTS

      5.1 Tenant's Obligation to Pay Taxes. Tenant covenants and agrees that it shall pay to Landlord, as Additional Rent, Tenant's Pro Rata Share of all real property taxes and assessments of whatever kind and nature, including water and sewer rents, special assessments and payments in lieu of taxes levied, imposed, assessed or fixed on or against the Building and the Land or arising from the use, occupancy or possession thereof, during the Term hereof (hereinafter collectively referred to as the "Taxes").

      5.1 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a Taxes estimated payment (the "Estimated Taxes Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $1079 per month.

      (b) The Landlord shall re-compute the Estimated Taxes Payment on July 1 of each year during the Term. The Estimated Taxes Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following the issuance of each real estate tax bill of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual real estate tax on the bill as compared to the estimate for such tax collected. If the actual real estate taxes on the bill exceed the total Estimated Taxes Payments for such tax during the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Taxes Payments for such tax exceed the actual real estate taxes for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) In the event that any Estimated Taxes Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      5.2 Contest by Landlord. Landlord shall have the right, after reasonable consultation with Tenant, to contest in good faith any Tax or assessment at Landlord's cost and expense. Tenant shall be entitled to its Pro Rata Share of the net proceeds of any refund received by the Landlord as a result of any such contest.

      5.3 Contest by Tenant. In the event that Landlord shall fail to contest any Tax or assessment, Tenant shall have the right to contest such tax or assessment in good faith, at its own cost and expense, provided, however, that notwithstanding such contest, (1) Tenant shall pay when due its Pro Rata Share of any Taxes; (2) Tenant shall comply with all applicable laws, rules and regulations regarding the payment of Taxes; (3) Tenant shall not take any action which would adversely affect, threaten or jeopardize the interest of the Landlord in the Building or the Land; and (4) Tenant shall promptly pay, indemnify and save Landlord harmless from, all penalties and interest which may be charged or imposed as a result of or during the pendency of, any such contest. In the event of any such contest by Tenant, Landlord agrees to reasonably cooperate with Tenant, provided, however, that such cooperation shall be without any cost or expense to Landlord and shall not be construed so as to require the Landlord to withhold the payment of any Tax, interest or penalty otherwise due and owing to, or charged by, any taxing authority.

      5.4 Adjustments for Partial Lease Years. It is further agreed that for the first and last lease years of the Term, the portion of all Taxes, other than such as result from assessments attributable to Tenant, to be paid by the Tenant shall be pro rated, depending on the proportion which each such lease year shall bear to the tax year in which it falls.

      5.5 Other Taxes Imposed on Landlord. Tenant shall not be obligated or required hereunder to pay any franchise, excise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profit or revenue tax upon the income or receipts of Landlord.

      5.6 Taxes Attributable to Tenant. Tenant shall be responsible for and shall pay prior to the time when such payment shall be deemed delinquent, all Taxes assessed during the Term against any leasehold interest, or any improvements, alterations, additions, fixtures or personal property of any nature placed in, on or about the Premises by the Tenant, whether such tax shall have been levied or assessed against Landlord or Tenant.

ARTICLE 6 ADDITIONAL RENT

      6.1 In addition to all other rental charges provided for in this Lease, Tenant agrees to pay as Additional Rent:

      (a) Its Pro Rata Share of the following costs and expenses incurred by Landlord in connection with the operation, maintenance and non-structural repair of the Building ("CAM Charges"): utilities, insurance, cleaning, snow removal, parking lot cleaning and other "routine maintenance". "Routine maintenance" is defined to mean those items having a maintenance cycle of annually or more frequently. The Tenant shall not be responsible for "periodic maintenance" items. "Periodic maintenance" is defined as those items with a maintenance cycle of less than annually (e.g., re-sealing the parking lot).

      (b) One hundred percent (100%) of the cost of any janitorial or other service furnished exclusively to the Premises.

      6.2 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a CAM Charges estimated payment (the "Estimated Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $720.00 per month. The Estimated Payment shall apply to a CAM Charge item that exceeds a cost of $4,000 (a "Large Item") at the Tenant's option. The Tenant may pay a Large Item, at its option, within 30 days of being billed by the Landlord for the Large Item instead of having the Large Item paid out of the Estimated Payments.

      (b) The Landlord shall re-compute the Estimated Payment on July1 of each year during the Term. The Estimated Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following July 1 of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual CAM Charges for the concluded year. If the actual CAM Charges exceed the total Estimated Payments for the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Payments exceed the actual CAM Charges for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) Within ten (10) business days of Tenant's written request, Landlord will make available for inspection at Landlord's office during regular business backup information with respect to the CAM Charges. The Tenant may only make one request for backup information each month. The Landlord shall send to the Tenant the backup information for Any Large Item expense within thirty (30) days of the expense.

      (e) In the event that any Estimated Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      6.3 Under no circumstances shall the CAM Charges be construed so as to impose upon Tenant any obligation for expenses incurred by Landlord with respect to (a) replacement or re-sealing of blacktop, (b) traffic control devices not located on the Land, (c) depreciation on the Building or on machinery and equipment used in the management, operation, maintenance and repair of the Building or the Land, (d) capital improvements or (e) structural repairs (including the roof).

ARTICLE 7

      7.1 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to
Landlord:

      (d) Commercial general liability insurance with coverage for bodily injury and property damage liability, with a combined single occurrence limit of not less than $2,000,000. All such insurance shall include contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease;

      (e) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Building, and any leasehold improvements to the Premises in an amount not less than the full replacement cost. Property forms shall provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of Article 20, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

      (f) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of New York; and

      7.2 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord as an additional insured, will be delivered to Landlord promptly following the Lease Date, but in no event later than five (5) days prior to Tenant's occupancy of the Premises and from time to time at least 10 days prior to the expiration of the term of each such policy.. All commercial general liability or comparable policies maintained by Tenant will name Landlord as an additional insured, entitling Landlord to recover under such policies for any loss sustained by Landlord, its agents, and employees as a result of the acts or omissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced below the minimums herein except after 30 days' prior written notice to Landlord. All commercial general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

      7.3 Waiver of Subrogation. Landlord and Tenant each waive any and all rights to recover against the other or against any other tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of such other party or of such other tenant or occupant of the Building, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 7 or any other property insurance actually carried by such party to the extent of the limits of such policy. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Building or the Premises or the contents of the Building or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements

      7.4 Adequacy of Coverage. Landlord, its agents, and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 7 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense.

ARTICLE 8

      8.1 Tenant's Use of the Premises. The Premises will be used by Tenant solely as a business office, including, but not limited to: general business operations, broker dealer operations, accounting, tax return preparation, financial planning and brokerage services, and broker dealer operations. Tenant acknowledges and agrees that, Tenant will use the Premises in a careful, safe, and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other tenant or occupant of the Building or Landlord in its operation of the Building.

ARTICLE 9 REQUIREMENTS OF LAW; FIRE INSURANCE

      9.1 General. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or in force after the Lease Date, with the requirements of any board of fire underwriters or other similar body, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Premises or the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

      9.2 Hazardous Materials.

      (a) For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.ss. 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

      (b) Tenant will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Building by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Building to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (ii) all claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Premises.

      (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 9. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's Hazardous Materials on the Premises. Tenant's obligations under this
Article 10 will survive the expiration or other termination of this Lease.

      9.3 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Building which would (a) jeopardize or be in conflict with fire insurance policies covering the Building or fixtures and property in the Building; (b) increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be for use of the Building as an office/warehouse; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.

ARTICLE 10 ASSIGNMENT AND SUBLETTING

      10.1 General. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage, or encumber this Lease, nor sublease, nor permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld or delayed. Any assignment or sublease in violation of this Article 10 will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Section 10.1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

      10.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space;
(d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's reasonable approval.

      10.3 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.

      10.4 Permitted Transfer. No Landlord consent shall be necessary in the case of an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated; provided that Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease, Tenant shall remain liable under the terms of this Lease, and the resulting or surviving entity has a net worth at the time of such assignment, equal to or in excess of Tenant's.

      10.5 Remedies. If Tenant believes that Landlord has unreasonably withheld its consent pursuant to this Article 10, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent. In the event that Tenant successfully obtains any such declaratory judgment and such judgment is not overturned on appeal, Tenant shall be entitled to its reasonable attorney's fees and court costs with respect thereto.

ARTICLE 11 RULES AND REGULATIONS

      11.1 Landlord's Rules and Regulations. Tenant and its employees, agents, licensees and visitors will at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit B. Landlord may from time to time reasonably amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises and the Building, and the comfort, quiet, and convenience of occupants of the Building, provided that no such new rules or regulations shall materially increase Tenant's responsibilities nor materially decrease Tenant's rights hereunder. Modifications or additions to the rules and regulations will be effective upon 30 days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord will have all remedies that this Lease provides for default by Tenant, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord will not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease will govern.

ARTICLE 12 COMMON AREAS

      12.1 Tenant's Use of the Common Areas. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the Term to use the Common Areas with others, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, except with respect to matters covered by subsection (a) below, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this Article 12 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Premises, Landlord will have the right to:

      (d) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

      (e) Temporarily close any of the Common Areas for necessary maintenance, alteration, or improvement purposes; and

      (f) Change the size, use, shape, or nature of any such Common Areas, including erecting additional buildings on the Common Areas, expanding the Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the Building (excluding the Premises) or other buildings to Common Areas, provided that, without Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, no such change in the Common Areas shall materially impair ingress and egress to and from the Premises. Upon erection of any additional buildings or change in Common Areas, the portion of the Building upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

ARTICLE 13 LANDLORD'S REPAIR AND MAINTENANCE

      13.1 Landlord's Repair of Building. Landlord shall make necessary structural repairs to the Building and shall keep in good order, condition and repair all mechanical systems (including, but not limited to, electrical, plumbing, heating, ventilation and air conditioning systems) servicing the Common Areas or the entire Building, and the exterior foundations, downspouts, gutters and roof of the Building, excluding, however, all windows, doors, plate glass, signs and all repairs required by any casualty. For the purpose of this Lease, a structural repair shall be defined as any structural repair to the steel frame, footings, foundations, masonry walls, and roof of the Building. To the extent that any repairs, whether structural or otherwise, result from damage caused by any act, omission or negligence of Tenant, any subtenant or concessionaire, or their respective employees, agents, invitees, licensees or contractors, such repairs shall be performed by Landlord at the cost and expense of Tenant, which expenses shall constitute Additional Rental.

      13.2 Landlord's Repair of Common Areas. Landlord further agrees to maintain and repair and keep in good order and condition, reasonably clean and free from snow, dirt and rubbish, all Common Areas. The costs and expenses incurred by Landlord for maintenance, repairs, utilities, janitorial service, refuse and snow removal and security of the Common Areas shall be performed to ensure the proper quality and the preservation of the reputation of the Building.

      13.3 Limitation on Liability. Landlord will not be in default under this Lease or be liable to Tenant or any other person for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, cleaning, lighting, security; for surges or interruptions of electricity; or for other services Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of such services. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary governmental energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building of any person. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord will have the right to prevent access to the Building during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing Parking Areas and other Common Areas. Except to the extent occasioned by Landlord's negligence or intentional misconduct, Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this Article 13. Under no circumstances will any such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

ARTICLE 14 TENANT'S CARE OF THE PREMISES

      14.1 Maintenance of the Premises.

      (a) Tenant, at its sole cost and expense, shall take good care of the Premises and shall keep, repair, replace and maintain the Premises (including any electrical, plumbing, heating, ventilation, air conditioning and other mechanical systems exclusively servicing the Premises and Tenant's equipment, personal property and trade fixtures located in the Premises, which mechanical systems shall be free of defects and in good working order on the date of Delivery of Possession ) in good order, condition and repair, and each and every part thereof (including, without limitation, painting and decorating), excepting only such matters that are expressly stated herein to be within the Landlord's obligation to maintain, and shall not cause nor permit any snow, ice, dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the Premises. Tenant further agrees not to use the Premises or permit the Premises to be used in any manner as to cause excessive depreciation of or to the Building, and agrees not to cause nor permit waste of or damage or nuisance to, in, or about the Premises or the Building.

      (b) Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice at any time. Landlord shall repair at Tenant's expense, any damage to the Building or roof resulting from the installation, repair, use, or replacement of any such air conditioner or other device.

ARTICLE 15 ALTERATIONS

      15.1 General.

            1. During the Term, Tenant will not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right to make interior, non-structural alterations in an amount not exceeding $50,000 in the aggregate over the Term.

      (b) Subject to Tenant's rights in Article 18, all alterations, additions, fixtures, and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant, unless when consenting to such alterations, additions, fixtures, or improvements, Landlord has advised Tenant in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

      15.2 Free-Standing Partitions. Tenant will have the right to install free-standing work station partitions in that portion of the Premises designated by Landlord as office space, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. Any free-standing work station partitions purchased by Tenant will be part of Tenant's trade fixtures for all purposes under this Lease. Any other partitions installed in the Premises are and will be Landlord's property for all purposes under this Lease.

      15.3 Landlord Alterations. Any modifications or renovations of the lobby, the second and third floor hallways, the stairways or any of the bathrooms shall require the prior written approval of Tenant, which approval shall not be unreasonably withheld.

      15.4 Removal. If Landlord has required Tenant to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this Article 15, Tenant will remove such alterations, additions, fixtures, and improvements at Tenant's sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted.

ARTICLE 16 UTILITY SERVICE

      16.1 Utility Service for Premises. Tenant agrees to pay as and when the same become due and payable, all charges for electricity, gas, heat, steam, hot water, telephone and other utilities supplied to the Premises during the Term, together with cost of repair, maintenance, replacement and reading of all meters measuring Tenant's use or consumption thereof. If any such services are separately metered or billed to Tenant, Tenant shall pay all charges for such services directly. If, however, any such services are not separately metered or billed to Tenant but rather are billed to and paid by Landlord, Tenant will pay to Landlord its proportionate share of the cost of such services (as determined by Landlord) as Additional Rent. In the event that Tenant shall fail to pay any charges for any or all of the aforesaid services when due, Landlord shall have the right, but not the obligation to make such payments, in which event, a sum equal to any such payments shall be Additional Rent, and shall be collectible as such, together with interest at an annual rate equal to five percent (5%) percent above the Prime Rate, from the date of payment by Landlord. In no event shall Landlord be responsible or liable for the failure to supply Tenant or for the failure of Tenant to receive, any utility service, except in the event that Landlord shall be negligent in connection with any such failure, nor shall Tenant be entitled to any cessation, abatement, reduction or other offset of Rent in the event of any failure to receive any utility service.

ARTICLE 17 MECHANICS' LIENS

      17.1 Removal of Liens. Tenant will pay or cause to be paid all costs and charges for work (a) done by Tenant or caused to be done by Tenant, in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord, the Premises, and the Building free, clear, and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant. If any such lien, at any time, is filed against the Premises or any part of the Building, Tenant will cause such lien to be discharged of record within 10 days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such 10-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Building to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Building, or that any action affecting title to the Building has been commenced on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including but not limited to any maintenance, repairs, alterations, additions, improvements, or installations) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of nonresponsibility or similar written notices on the Premises in order to protect the Premises against any such liens. The terms and conditions of this Section 17.1 shall not apply to any liens arising or resulting from the initial build-out of the Premises by Landlord for Tenant.

ARTICLE 18 END OF TERM

      18.1 End of Term. At the end of this Lease, Tenant will promptly quit and surrender the Premises broom-clean, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building. Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has requested in accordance with Article 15. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises after the end of the

Term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

ARTICLE 19 EMINENT DOMAIN

      19.1 Condemnation of Premises. If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "Termination Date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more than 25% of the rentable area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the Termination Date. If less than 25% of the rentable area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Base Rent will be abated in the proportion of the rentable area of the Premises so taken to the rentable area of the Premises immediately before such taking, and Tenant's Pro Rata Share will be appropriately recalculated. If 25% or more of the Building is so taken, Landlord may cancel this Lease by written notice to Tenant given within 30 days after the Termination Date. In the event of any such taking, the entire award will be paid to Landlord and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced.

ARTICLE 20 DAMAGE AND DESTRUCTION

      20.1 Notice of Casualty. If the Premises or the Building are damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this Article 20. Such notice will be given before the 30th day (the "Notice Date") after the fire or other insured casualty.

      20.2 Minor Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent which may be repaired within 120 days after the Notice Date, as reasonably determined by Landlord, Landlord will promptly begin to repair the damage after the Notice Date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Base Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "Repair Period") based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      20.3 Major Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent that may not be repaired within 180 days after the Notice Date, as reasonably determined by Landlord, then (a) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the Notice Date, such written notice to include a detailed explanation of the reasons the Premises or the Building cannot be repaired within 180 days, or (b) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within 10 days after Landlord's delivery of a written notice that the repairs cannot be made within such 180-day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Building and Premises and Base Rent will be abated on a pro rata basis during the Repair Period based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      21.4 Tenant Caused Casualty. If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees, or invitees, there will be no abatement of Base Rent as otherwise provided for in this Article 20. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, or the Building, except as set forth in this Lease.

ARTICLE 21 SUBORDINATION

      21.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any mortgage, together with any renewals, extensions, modifications, consolidations, and replacements of such mortgage (a "Superior Lien"), now or after the date affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Building or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Notwithstanding the foregoing, Tenant will execute, acknowledge, and deliver to Landlord, within 20 days after written demand by Landlord, such documents as may be reasonably requested by Landlord or the holder of any Superior Lien to confirm or effect any such subordination.

      21.2 Attornment. Tenant agrees that in the event that any holder of a Superior Lien succeeds to Landlord's interest in the Premises, Tenant will pay to such holder all Rents subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a Superior Lien of the remedies provided for by law or by such Superior Lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest will not be bound by:

      (c) Any payment of Rent for more than one month in advance;

      (d) Any amendment or modification of this Lease made without the written consent of such successor in interest;

      (e) Any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or

      (f) Any claim or offset of Rent against the Landlord .

Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will, within 20 days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment, so long as such instrument provides that such successor in interest will not disturb Tenant in its use of the Premises in accordance with this Lease and will otherwise abide by the terms of this Lease from and after the effective date on which such successor in interest succeeds to Landlord's interest in this Lease.

ARTICLE 22 ENTRY BY LANDLORD

      22.1 Landlord's Right of Entry.Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at reasonable hours upon prior notice to Tenant to:

      (g) Inspect the Premises;

      (h) Exhibit the Premises to prospective purchasers, lenders or tenants;

      (i) Determine whether Tenant is complying with all its obligations in this Lease;

      (j) Supply services to be provided by Landlord to Tenant according to this Lease;

      (k) Post written notices of nonresponsibility or similar notices; or

      (l) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building; however, all such work will be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible.

Landlord covenants and agrees to use commercially reasonably efforts to avoid unreasonable interference with Tenant and its operations in exercising its right of access pursuant to this Section 22.1. Provided Landlord uses such commercially reasonable efforts, Tenant, by this Section 22.1, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this Section. Landlord will at all times have and retain a key with which to unlock all of the doors in, on or about the Premises. Landlord will have the right to use any and all means it may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises. Any entry to the Premises by Landlord in accordance with this Section will not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, , nor will any such entry entitle Tenant to damages or an abatement of Base Rent, Additional Rent, or other charges that this Lease requires Tenant to pay..

ARTICLE 23 INDEMNIFICATION, WAIVER, AND RELEASE

      23.1 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Landlord, its employees, or agents, and subject to the provisions of Section 7.3, Tenant will neither hold nor attempt to hold Landlord, its employees, or agents liable for, and Tenant will indemnify and hold harmless Landlord, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant;

      (b) any activity, work, or thing done or permitted by Tenant in or about the Premises or the Building;

      (c) any breach by Tenant or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises under the express or implied invitation of Tenant.

            If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

      23.2 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Tenant, its employees, or agents, and subject to the provisions of Section 7.3, Landlord will neither hold nor attempt to hold Tenant, its employees, or agents liable for, and Landlord will indemnify and hold harmless Tenant, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the ownership and use of the Building by Landlord or any person claiming under Landlord;

      (b) any activity, work, or thing done or permitted by Landlord in or about the Premises or the Building;

      (c) any breach by Landlord or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Landlord, its employees, agents, contractors, or invitees entering upon the Premises.

      If any action or proceeding is brought against Tenant, its employees, or agents by reason of any such claim for which Landlord has indemnified Tenant, Landlord, upon written notice from Tenant, will defend the same at Landlord's expense, with counsel reasonably satisfactory to Tenant.

ARTICLE 24 SECURITY DEPOSIT

      24.1 There is no security deposit being paid to the Landlord under this Lease.

ARTICLE 25 QUIET ENJOYMENT


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

      25.1 Covenant of Quiet Enjoyment. Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 26 EFFECT OF SALE

      26.1 Sale of the Building. A sale, conveyance, or assignment of the Building will operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective date, and, after the effective date of such sale, conveyance, or assignment, Tenant will look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant will attorn to Landlord's successor in interest to this Lease, so long as such successor in interest assumes Landlord's obligations under the Lease from and after such effective date.

ARTICLE 27 DEFAULT

      27.1 Events of Default. The following events are referred to, collectively, as "Events of Default" or, individually, as an "Event of Default":

      (a) Tenant defaults in the due and punctual payment of Rent, and such default continues for 10 business days after written notice from Landlord;

      (b) Tenant vacates or abandons the Premises;

      (c) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 30 business days after its levy;

      (d) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

      (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

      (f) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter.

      27.2 Landlord's Remedies. If any one or more Events of Default set forth in Section 27.1 occurs then Landlord has the right, at its election:

      (a) To give Tenant ten (10) days' written notice of the expiration of the Term and upon the giving of such notice and the expiration of such ten (10) day period, Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term;

      (b) Without further demand or notice, to reenter and take possession through summary eviction proceedings of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, , without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

      (c) Without further demand or notice, to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 29.21, provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

      Should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, this Lease will terminate on the date of the judgment of eviction or such notice. Thereafter, Landlord shall use commercially reasonable efforts to relet the Premises and to mitigate any damages which may be due from the Tenant under this Lease.

ARTICLE 28 PARKING

      28.1 Use of Parking Areas. Tenant (including its employees, agents, clients, customers and other invitees) will be entitled to unlimited, non-exclusive use of the Parking Areas during the Term subject to the rules and regulations set forth in Exhibit B, and any amendments or additions to them. There will be no restrictions on parking and no designated spaces (either at 9 or 11 Raymond Avenue). The Landlord agrees that there will be no construction or development which diminishes the current parking area or the number of parking spaces.

ARTICLE 29 SIGNAGE

      The Tenant shall have the only sign on the pedestal in front of 11 Raymond Avenue. There will be no other pedestal signs in front of 11 Raymond Avenue. There will be no other signs, other than the existing sign for the bank tenant sign, on 11 Raymond Avenue facing Raymond Avenue or facing Main Street.

ARTICLE 30 RESTRICTION ON LANDLORD'S RENTING

      The Landlord may not rent any space in 9 or 11 Raymond Avenue to, or permit any space to be occupied by: a broker dealer; a financial planner; an NASD registered representative; an investment advisor; an insurance agency; for the sale of securities, insurance or annuities; or by an accountant, bookkeeper or income tax preparer.

ARTICLE 31 RENEWAL OPTIONS

      Tenant shall have the option to renew this Lease for an additional term of seven (7) years, by sending written notice to the Landlord on or before three
(3) months prior to the expiration of the current Term. All of the terms and conditions of this Lease shall apply during the renewal term. The Base Rent during the first year of the renewal term shall be the Base Rent during the last month of the current Term plus 3%, and the Base Rent shall increase by 3% on July 1st of each year during the renewal term.

ARTICLE 32 MISCELLANEOUS

      32.1 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

      32.2 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it will be void and a default under this Lease.

      32.3 No Waiver. The waiver by either party of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of any party to insist upon the performance by the other in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

      32.4 Limitation on Recourse. The term "Landlord" as used in this Lease means only the owner, the holder of a lease or the mortgagee in possession for the time being of the Premises, so that in the event of any sale of the Building or an assignment of this Lease or an underlying lease, Landlord herein shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder thereafter accruing or arising without the necessity of further agreement between the parties and by operation of such sale or assignment such purchaser, assignee or lessee agrees that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder. No such sale or assignment shall be deemed to relieve Landlord for any obligation arising or accruing under this Lease prior to the effective date of such sale or assignment. Notwithstanding anything herein contained to the contrary, it is specifically understood and agreed that there shall be no personal liability on the part of the Landlord (or its shareholders, venturers and partners, their shareholders, venturers and partners, and all of their officers, directors and employees), with respect to any of the terms, provisions, covenants and conditions of this Lease, and that Tenant shall look solely to the estate, property and equity of Landlord or such successor in interest in the Building and subject to the prior rights of any mortgagee or ground lessee, for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, provisions, covenants and conditions of this Lease to be performed by Landlord, which exculpation of personal liability shall be absolute and without exception.

      32.5 Estoppel Certificates. At any time and from time to time but within 10 days after prior written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying if true (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification;
(b) the date, if any, to which Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that there is no Event of Default under this Lease or an event which, with notice or the passage of time, or both, would result in an Event of Default under this Lease, except for defaults specified in said certificate; and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee of the Building. Tenant's failure to deliver such a certificate within such time will be conclusive evidence of the matters set forth in it.

      32.6 Waiver of Jury Trial. Landlord and Tenant by this Section 32.6 waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

      32.7 Holding Over. Tenant will have no right to remain in possession of all or any part of the Premises after the expiration of the Term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further Term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Base Rent will be increased to an amount equal to 125% of the Base Rent payable during the last month of the Term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease.

      32.8 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address set forth in Section 1.1. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this Section 30.12.

      32.9 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision will be added as a part of this Lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      32.10 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

      32.11 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or the manner of operating the Premises or the Building.

      32.12 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

      32.13 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant will deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30 day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any holder of a mortgage or other encumbrance on the Building of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

      32.14 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

      32.15 Governing Law. This Lease will be governed by and construed pursuant to the laws of New York, without regard to principles of conflict of laws.

      32.16 Landlord's Consent. With respect to any provision hereof which provides for the consent or approval of Landlord, said consent or approval shall be in writing and shall not be unreasonably withheld. Tenant in no event shall be entitled to make any claim, and Tenant hereby waives any claim for money damages, whether by way of set off, counterclaim, defense or otherwise, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed any consent or approval. Tenant's sole remedies shall be an action or proceeding to enforce any such provision, or for an injunction or declaratory judgment. To the extent that Tenant is the prevailing party in any such action or proceeding, Tenant shall be entitled to recover its reasonable attorneys' fees and costs. All expenses reasonably and verifiably incurred by Landlord in reviewing and acting upon any request for consent hereunder, including but not limited to, attorneys' and architects' fees, shall be reimbursed by Tenant to Landlord, shall be deemed to constitute Additional Rent and shall be paid over to Landlord on the first day of the month following demand therefor.

      32.17 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                         LANDLORD:

                                         ANGELO BALBO MANAGEMENT, LLC


                                         By: /s/ Angelo Balbo
                                             -----------------------------------
                                                   Angelo Balbo, President


                                         TENANT:

                                         GILMAN + CIOCIA, INC.


                                         By: /s/ Michael Ryan
                                             -----------------------------------
                                                   Michael Ryan, President

                                    EXHIBIT A

                    Legal Description of the Land is Annexed

                             TITLE NO. RCA-813-37184

                                   SCHEDULE A

PARCEL I

      ALL that certain plot, piece, or parcel of land situate, lying and being in the Town of Poughkeepsie, County of Dutchess and State of New York, being bounded and described as follows:

      BEGINNING at a spike set near the center line of an asphalt concrete drive adjacent to the edge of the concrete sidewalk, said point being the southeast corner of Parcel No. 3 and the northeast corner of the herein described parcel; thence running along the westerly side of Raymond Avenue and more or less along the westerly edge of the concrete sidewalk the following courses and distances:
South 11 degrees 10' 30" West 16.54 feet; South 16 degrees 32' 30" West 72.83 feet; South 16 degrees 03' 30" West 5.99 feet; South 14 degrees 45' 40" West
33.50 feet and South 14 degrees 24' 30" West 17.05 feet to a nail set in a rock at the westerly edge of the concrete sidewalk said point being the northeast corner of lands of Crimswal Realty Company and the southeast corner of the herein described parcel; thence along the northerly boundary line of Crimswal Company, North 83 degrees 32' 30" West said boundary line being parallel to and 48 feet distant northerly from the north face of the large brick and block building standing on the northwest corner of Raymond Avenue and the Poughkeepsie East Arterial formerly Haight Avenue at this location, a distance of 308.81 feet to an iron pin found set at the northwest corner of lands of Crimswal Realty Company and the southwest corner of the herein described parcel; thence running along the rear line or easterly line of several owners of lots facing Lewis Avenue and running on the easterly side thereof, North 10 degrees 46' 50" East a distance of 176.82 feet to an iron pin set at the southwest corner of Parcel No. 2 and the northwest corner of the herein described parcel; thence along the southerly boundary of Parcel No. 2 South 79 degrees 53' 30" East a distance of
41.65 feet to a spike set in an asphalt concrete blocking lot at the southeast corner of Parcel No. 2 and the southwest corner of Parcel No. 3; thence along the southerly boundary line of Parcel No. 3 the following courses and distances:
South 75 degrees 42' 40" East 121.40 feet and South 78 degrees 46' 40" East
156.50 feet to the point and place of BEGINNING.

                SCHEDULE A OF THIS REPORT CONSISTS OF THREE PAGES

                                    EXHIBIT B

                              Rules and Regulations

            1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures. Landlord shall discuss such systems and procedures with Tenant prior to implementation.

            2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

            3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of the Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and Building standard mini-blinds, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the Tenant.

            4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the Tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

            5. No smoking shall be done or permitted by any tenant or by any agent, employee, guest or invitee of any tenant in the Common Areas.

            6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

            7. No tenant will in any way deface any part of the Premises or the Building. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

            8. Tenant will not alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agent, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following Tenant's written request to Landlord and will be at Tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each Tenant, free of charge, with two (2) keys to each door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys requested by any Tenant. Tenant, upon termination of its tenancy, will deliver to Landlord all keys for the Premises and Building that have been furnished to such Tenant.

            9. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in such tenant's normal operations in the Premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

            10. Landlord will have the right, exercisable upon written notice and without liability to any tenant, to change the name and street address of the Building.

            11. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

            12. Tenant will not bring any animals or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

            13. Tenant will store all its trash and garbage within the Premises or in receptacles provided by Landlord. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. Removal of any furniture or furnishings, large equipment, packing crates and packing materials will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

            14. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

            15. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice to Landlord at the Landlord's Address. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

            16. A directory of the Building will be provided for the display of the name and location of tenants only. All entries on the Building directory display will conform to standards and style set by Landlord in its sole discretion. . No Tenant will have any right to the use of any exterior sign.

            17. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant will make good all injuries sustained by other tenants or occupants of the Building or Landlord.

            18. Tenant will not conduct itself in any manner that is inconsistent with the character of the Building or that will impair the comfort and convenience of other tenants in the Building.

            19. Neither Landlord nor any operator of the Parking Areas will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Areas, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Areas ; (b) Tenant uses the Parking Areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Except to the extent caused by Landlord's negligent act or omission, Tenant waives and releases Landlord from any and all liability arising out of the use of the Parking Areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

            20. Tenant (including Tenant's employees, agents, invitees, and visitors) will use the Parking Areas solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the Parking Areas. The Parking Areas may be used by Tenant, its agents, or employees, for occasional overnight parking of vehicles, but shall not under any circumstances be used by Tenant or its agents or employees for the display or parking of vehicles advertised as being for sale. Tenant will ensure that any vehicle parked in any of the Parking Areas will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Areas are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an Event of Default under the Lease.

            21. Tenant's right to use the Parking Areas will be in common with other tenants of the Building and with the tenants of 9 Raymond Avenue.

            22. Tenant has no right to assign or sublicense any of its rights in the Parking Areas, except as part of a permitted assignment or sublease of the Lease.

            23. No act or thing done or omitted to be done by Landlord or Landlord's agent during the Term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by Landlord of any Tenant nor will it be deemed an acceptance of surrender of the Premises by any Tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

            24. In these rules and regulations, Tenant includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

            25. These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.

                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT is made as of this 30th day of June, 2006 by and between GILMAN + CIOCIA, INC., a Delaware corporation having its principal office at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Tenant") and, ANGELO BALBO MANAGEMENT, LLC, a New York limited liability company having an office at 18 Millbank Road, Poughkeepsie, NY 12603 (the "Landlord").

            NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1 BASIC LEASE INFORMATION

      1.1 Basic Lease Information. As used in this Lease, the following basic lease terms shall have the meanings ascribed thereto:

      (a)   Lease Date: June 30, 2006

      (b)   Landlord's Address:

                  18 Millbank Road

                  Poughkeepsie, NY 12603

                  with a copy at the same time to:

                  Michael Kistner, Esq.

                  2 Raymond Avenue

                  Poughkeepsie, NY 12603

      (c)   Tenant's Address:

                  Gilman + Ciocia, Inc.
                  11 Raymond Avenue
                  Poughkeepsie, New York 12603
                  Attention: Legal Department

      (d)   Building Address:

                  11 Raymond Avenue
                  Poughkeepsie, NY 12603

      (e) Premises: Suite 34/36, containing approximately 3,558 gross rentable square feet, and containing approximately 3,097 net useable square feet.

      (f) Tenant's Pro Rata Share: A percentage, based upon the ratio of the gross rentable square footage of the Premises to the total gross rentable square footage of the Building and 9 Raymond Avenue. Tenant's Pro Rata Share, based upon the current rentable square footage of the Building and 9 Raymond Avenue and the current rentable square footage of the Premises, is 3,558/34,631, 10.27%.

      (g) Term: 84 months, beginning on the Commencement Date and expiring on the Expiration Date.

      (h)   Commencement Date: July 1, 2006.

      (i) Expiration Date: June 30, 2013 unless adjusted or sooner terminated as provided herein.

      (j)   Security Deposit: None.

      (k) Base Rent: Throughout the Term, Base Rent shall be $37,714.00 per year, and $3,143.00 per month. The Base Rent shall increase by three (3%) percent on July 1st of each year during the Term.

      (l)   Broker: None.

      (m) Estimated Monthly Additional Rent Charge (not including Tenant's Pro Rata Share of Taxes): $890.00.

      1.2 Additional Definitions. As used in this Lease, the following terms shall have the meanings ascribed thereto:

      (a) Additional Rent: Any amounts that this Lease requires Tenant to pay in addition to Base Rent.

      (b) Building: 11 Raymond Avenue and related improvements (including, without limitation, parking lots, walkways, driveways, fences and landscaping) of which the Premises are a part.

      (c) Common Areas: The hallways, entryways, stairs, elevators, driveways, parking lot, walkways, restrooms, trash facilities, and all other areas and facilities in and about the Building that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees or visitors.

      (d) Land: The land on which the Building is located, which is described on Exhibit A.

      (e) Parking Areas: Those portions of the parking lots adjacent to the Building which Landlord shall from time to time designate for use by the tenants of the Building for parking.

      (f) Prime Rate: The rate of interest from time to time announced by Citibank as its prime rate of interest.

      (g) Rent: The Base Rent and Additional Rent.

If any other provision of this Lease contradicts any definition of this Article, the other provision will prevail.

      1.3 Exhibits. The following exhibits are attached to and made a part of this Lease:

            EXHIBIT A -- Legal Description of the Land

            EXHIBIT B -- Rules and Regulations

ARTICLE 2 AGREEMENT

      2.1 Grant of Lease. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, on the terms and conditions set forth in this Lease.

ARTICLE 3 DELIVERY OF PREMISES

      3.1 Delivery of Possession.

      (a) The Premises shall be delivered to the Tenant as of July 1, 2006.

      (b) Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose. Landlord and its agents or employees have not agreed to undertake any alterations or construct any Tenant improvements to the Premises.

ARTICLE 4 BASE RENT

      4.1 Payment of Base Rent. Throughout the Term, Tenant will pay Base Rent to Landlord in monthly installments, the first of which shall become due on the Commencement Date with successive installments to become due on the first day of each successive calendar month thereafter. Base Rent will be paid to Landlord, without written notice or demand, and without deduction or offset, in lawful money of the United States of America at Landlord's Address, or to such other address as Landlord may from time to time designate in writing.

      4.2 Late Payment. In the event that any payment of Rent due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

ARTICLE 5 REAL ESTATE AND ASSESSMENTS

      5.1 Tenant's Obligation to Pay Taxes. Tenant covenants and agrees that it shall pay to Landlord, as Additional Rent, Tenant's Pro Rata Share of all real property taxes and assessments of whatever kind and nature, including water and sewer rents, special assessments and payments in lieu of taxes levied, imposed, assessed or fixed on or against the Building and the Land or arising from the use, occupancy or possession thereof, during the Term hereof (hereinafter collectively referred to as the "Taxes").

      5.1 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a Taxes estimated payment (the "Estimated Taxes Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $1334 per month.

      (b) The Landlord shall re-compute the Estimated Taxes Payment on July 1 of each year during the Term. The Estimated Taxes Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following the issuance of each real estate tax bill of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual real estate tax on the bill as compared to the estimate for such tax collected. If the actual real estate taxes on the bill exceed the total Estimated Taxes Payments for such tax during the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Taxes Payments for such tax exceed the actual real estate taxes for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) In the event that any Estimated Taxes Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      5.2 Contest by Landlord. Landlord shall have the right, after reasonable consultation with Tenant, to contest in good faith any Tax or assessment at Landlord's cost and expense. Tenant shall be entitled to its Pro Rata Share of the net proceeds of any refund received by the Landlord as a result of any such contest.

      5.3 Contest by Tenant. In the event that Landlord shall fail to contest any Tax or assessment, Tenant shall have the right to contest such tax or assessment in good faith, at its own cost and expense, provided, however, that notwithstanding such contest, (1) Tenant shall pay when due its Pro Rata Share of any Taxes; (2) Tenant shall comply with all applicable laws, rules and regulations regarding the payment of Taxes; (3) Tenant shall not take any action which would adversely affect, threaten or jeopardize the interest of the Landlord in the Building or the Land; and (4) Tenant shall promptly pay, indemnify and save Landlord harmless from, all penalties and interest which may be charged or imposed as a result of or during the pendency of, any such contest. In the event of any such contest by Tenant, Landlord agrees to reasonably cooperate with Tenant, provided, however, that such cooperation shall be without any cost or expense to Landlord and shall not be construed so as to require the Landlord to withhold the payment of any Tax, interest or penalty otherwise due and owing to, or charged by, any taxing authority.

      5.4 Adjustments for Partial Lease Years. It is further agreed that for the first and last lease years of the Term, the portion of all Taxes, other than such as result from assessments attributable to Tenant, to be paid by the Tenant shall be pro rated, depending on the proportion which each such lease year shall bear to the tax year in which it falls.

      5.5 Other Taxes Imposed on Landlord. Tenant shall not be obligated or required hereunder to pay any franchise, excise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profit or revenue tax upon the income or receipts of Landlord.

      5.6 Taxes Attributable to Tenant. Tenant shall be responsible for and shall pay prior to the time when such payment shall be deemed delinquent, all Taxes assessed during the Term against any leasehold interest, or any improvements, alterations, additions, fixtures or personal property of any nature placed in, on or about the Premises by the Tenant, whether such tax shall have been levied or assessed against Landlord or Tenant.

ARTICLE 6 ADDITIONAL RENT

      6.1 In addition to all other rental charges provided for in this Lease, Tenant agrees to pay as Additional Rent:

      (a) Its Pro Rata Share of the following costs and expenses incurred by Landlord in connection with the operation, maintenance and non-structural repair of the Building ("CAM Charges"): utilities, insurance, cleaning, snow removal, parking lot cleaning and other "routine maintenance". "Routine maintenance" is defined to mean those items having a maintenance cycle of annually or more frequently. The Tenant shall not be responsible for "periodic maintenance" items. "Periodic maintenance" is defined as those items with a maintenance cycle of less than annually (e.g., re-sealing the parking lot).

      (b) One hundred percent (100%) of the cost of any janitorial or other service furnished exclusively to the Premises.

      6.2 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a CAM Charges estimated payment (the "Estimated Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $890.00 per month. The Estimated Payment shall apply to a CAM Charge item that exceeds a cost of $4,000 (a "Large Item") at the Tenant's option. The Tenant may pay a Large Item, at its option, within 30 days of being billed by the Landlord for the Large Item instead of having the Large Item paid out of the Estimated Payments.

      (b) The Landlord shall re-compute the Estimated Payment on July 1 of each year during the Term. The Estimated Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following July 1 of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual CAM Charges for the concluded year. If the actual CAM Charges exceed the total Estimated Payments for the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Payments exceed the actual CAM Charges for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) Within ten (10) business days of Tenant's written request, Landlord will make available for inspection at Landlord's office during regular business backup information with respect to the CAM Charges. The Tenant may only make one request for backup information each month. The Landlord shall send to the Tenant the backup information for Any Large Item expense within thirty (30) days of the expense.

      (e) In the event that any Estimated Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      6.3 Under no circumstances shall the CAM Charges be construed so as to impose upon Tenant any obligation for expenses incurred by Landlord with respect to (a) replacement or re-sealing of blacktop, (b) traffic control devices not located on the Land, (c) depreciation on the Building or on machinery and equipment used in the management, operation, maintenance and repair of the Building or the Land, (d) capital improvements or (e) structural repairs (including the roof).

ARTICLE 7

      7.1 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to
Landlord:

      (d) Commercial general liability insurance with coverage for bodily injury and property damage liability, with a combined single occurrence limit of not less than $2,000,000. All such insurance shall include contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease;

      (e) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Building, and any leasehold improvements to the Premises in an amount not less than the full replacement cost. Property forms shall provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of Article 20, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

      (f) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of New York; and

      7.2 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord as an additional insured, will be delivered to Landlord promptly following the Lease Date, but in no event later than five (5) days prior to Tenant's occupancy of the Premises and from time to time at least 10 days prior to the expiration of the term of each such policy.. All commercial general liability or comparable policies maintained by Tenant will name Landlord as an additional insured, entitling Landlord to recover under such policies for any loss sustained by Landlord, its agents, and employees as a result of the acts or omissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced below the minimums herein except after 30 days' prior written notice to Landlord. All commercial general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

      7.3 Waiver of Subrogation. Landlord and Tenant each waive any and all rights to recover against the other or against any other tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of such other party or of such other tenant or occupant of the Building, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 7 or any other property insurance actually carried by such party to the extent of the limits of such policy. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Building or the Premises or the contents of the Building or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements

      7.4 Adequacy of Coverage. Landlord, its agents, and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 7 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense.

ARTICLE 8

      8.1 Tenant's Use of the Premises. The Premises will be used by Tenant solely as a business office, including, but not limited to: general business operations, broker dealer operations, accounting, tax return preparation, financial planning and brokerage services, and broker dealer operations. Tenant acknowledges and agrees that, Tenant will use the Premises in a careful, safe, and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other tenant or occupant of the Building or Landlord in its operation of the Building.

ARTICLE 9 REQUIREMENTS OF LAW; FIRE INSURANCE

      9.1 General. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or in force after the Lease Date, with the requirements of any board of fire underwriters or other similar body, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Premises or the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

      9.2 Hazardous Materials.

      (a) For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.ss. 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

      (b) Tenant will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Building by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Building to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (ii) all claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Premises.

      (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 9. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's Hazardous Materials on the Premises. Tenant's obligations under this
Article 10 will survive the expiration or other termination of this Lease.

      9.3 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Building which would (a) jeopardize or be in conflict with fire insurance policies covering the Building or fixtures and property in the Building; (b) increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be for use of the Building as an office/warehouse; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.

ARTICLE 10 ASSIGNMENT AND SUBLETTING

      10.1 General. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage, or encumber this Lease, nor sublease, nor permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld or delayed. Any assignment or sublease in violation of this Article 10 will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Section 10.1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

      10.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space;
(d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's reasonable approval.

      10.3 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.

      10.4 Permitted Transfer. No Landlord consent shall be necessary in the case of an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated; provided that Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease, Tenant shall remain liable under the terms of this Lease, and the resulting or surviving entity has a net worth at the time of such assignment, equal to or in excess of Tenant's.

      10.5 Remedies. If Tenant believes that Landlord has unreasonably withheld its consent pursuant to this Article 10, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent. In the event that Tenant successfully obtains any such declaratory judgment and such judgment is not overturned on appeal, Tenant shall be entitled to its reasonable attorney's fees and court costs with respect thereto.

ARTICLE 11 RULES AND REGULATIONS

      11.1 Landlord's Rules and Regulations. Tenant and its employees, agents, licensees and visitors will at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit B. Landlord may from time to time reasonably amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises and the Building, and the comfort, quiet, and convenience of occupants of the Building, provided that no such new rules or regulations shall materially increase Tenant's responsibilities nor materially decrease Tenant's rights hereunder. Modifications or additions to the rules and regulations will be effective upon 30 days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord will have all remedies that this Lease provides for default by Tenant, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord will not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease will govern.

ARTICLE 12 COMMON AREAS

      12.1 Tenant's Use of the Common Areas. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the Term to use the Common Areas with others, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, except with respect to matters covered by subsection (a) below, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this Article 12 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Premises, Landlord will have the right to:

      (d) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

      (e) Temporarily close any of the Common Areas for necessary maintenance, alteration, or improvement purposes; and

      (f) Change the size, use, shape, or nature of any such Common Areas, including erecting additional buildings on the Common Areas, expanding the Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the Building (excluding the Premises) or other buildings to Common Areas, provided that, without Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, no such change in the Common Areas shall materially impair ingress and egress to and from the Premises. Upon erection of any additional buildings or change in Common Areas, the portion of the Building upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

ARTICLE 13 LANDLORD'S REPAIR AND MAINTENANCE

      13.1 Landlord's Repair of Building. Landlord shall make necessary structural repairs to the Building and shall keep in good order, condition and repair all mechanical systems (including, but not limited to, electrical, plumbing, heating, ventilation and air conditioning systems) servicing the Common Areas or the entire Building, and the exterior foundations, downspouts, gutters and roof of the Building, excluding, however, all windows, doors, plate glass, signs and all repairs required by any casualty. For the purpose of this Lease, a structural repair shall be defined as any structural repair to the steel frame, footings, foundations, masonry walls, and roof of the Building. To the extent that any repairs, whether structural or otherwise, result from damage caused by any act, omission or negligence of Tenant, any subtenant or concessionaire, or their respective employees, agents, invitees, licensees or contractors, such repairs shall be performed by Landlord at the cost and expense of Tenant, which expenses shall constitute Additional Rental.

      13.2 Landlord's Repair of Common Areas. Landlord further agrees to maintain and repair and keep in good order and condition, reasonably clean and free from snow, dirt and rubbish, all Common Areas. The costs and expenses incurred by Landlord for maintenance, repairs, utilities, janitorial service, refuse and snow removal and security of the Common Areas shall be performed to ensure the proper quality and the preservation of the reputation of the Building.

      13.3 Limitation on Liability. Landlord will not be in default under this Lease or be liable to Tenant or any other person for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, cleaning, lighting, security; for surges or interruptions of electricity; or for other services Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of such services. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary governmental energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building of any person. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord will have the right to prevent access to the Building during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing Parking Areas and other Common Areas. Except to the extent occasioned by Landlord's negligence or intentional misconduct, Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this Article 13. Under no circumstances will any such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

ARTICLE 14 TENANT'S CARE OF THE PREMISES

      14.1 Maintenance of the Premises.

      (a) Tenant, at its sole cost and expense, shall take good care of the Premises and shall keep, repair, replace and maintain the Premises (including any electrical, plumbing, heating, ventilation, air conditioning and other mechanical systems exclusively servicing the Premises and Tenant's equipment, personal property and trade fixtures located in the Premises, which mechanical systems shall be free of defects and in good working order on the date of Delivery of Possession ) in good order, condition and repair, and each and every part thereof (including, without limitation, painting and decorating), excepting only such matters that are expressly stated herein to be within the Landlord's obligation to maintain, and shall not cause nor permit any snow, ice, dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the Premises. Tenant further agrees not to use the Premises or permit the Premises to be used in any manner as to cause excessive depreciation of or to the Building, and agrees not to cause nor permit waste of or damage or nuisance to, in, or about the Premises or the Building.

      (b) Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice at any time. Landlord shall repair at Tenant's expense, any damage to the Building or roof resulting from the installation, repair, use, or replacement of any such air conditioner or other device.

ARTICLE 15 ALTERATIONS

      15.1 General.

            1. During the Term, Tenant will not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right to make interior, non-structural alterations in an amount not exceeding $50,000 in the aggregate over the Term.

      (b) Subject to Tenant's rights in Article 18, all alterations, additions, fixtures, and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant, unless when consenting to such alterations, additions, fixtures, or improvements, Landlord has advised Tenant in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

      15.2 Free-Standing Partitions. Tenant will have the right to install free-standing work station partitions in that portion of the Premises designated by Landlord as office space, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. Any free-standing work station partitions purchased by Tenant will be part of Tenant's trade fixtures for all purposes under this Lease. Any other partitions installed in the Premises are and will be Landlord's property for all purposes under this Lease.

      15.3 Landlord Alterations. Any modifications or renovations of the lobby, the second and third floor hallways, the stairways or any of the bathrooms shall require the prior written approval of Tenant, which approval shall not be unreasonably withheld.

      15.4 Removal. If Landlord has required Tenant to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this Article 15, Tenant will remove such alterations, additions, fixtures, and improvements at Tenant's sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted.

ARTICLE 16 UTILITY SERVICE

      16.1 Utility Service for Premises. Tenant agrees to pay as and when the same become due and payable, all charges for electricity, gas, heat, steam, hot water, telephone and other utilities supplied to the Premises during the Term, together with cost of repair, maintenance, replacement and reading of all meters measuring Tenant's use or consumption thereof. If any such services are separately metered or billed to Tenant, Tenant shall pay all charges for such services directly. If, however, any such services are not separately metered or billed to Tenant but rather are billed to and paid by Landlord, Tenant will pay to Landlord its proportionate share of the cost of such services (as determined by Landlord) as Additional Rent. In the event that Tenant shall fail to pay any charges for any or all of the aforesaid services when due, Landlord shall have the right, but not the obligation to make such payments, in which event, a sum equal to any such payments shall be Additional Rent, and shall be collectible as such, together with interest at an annual rate equal to five percent (5%) percent above the Prime Rate, from the date of payment by Landlord. In no event shall Landlord be responsible or liable for the failure to supply Tenant or for the failure of Tenant to receive, any utility service, except in the event that Landlord shall be negligent in connection with any such failure, nor shall Tenant be entitled to any cessation, abatement, reduction or other offset of Rent in the event of any failure to receive any utility service.

ARTICLE 17 MECHANICS' LIENS

      17.1 Removal of Liens. Tenant will pay or cause to be paid all costs and charges for work (a) done by Tenant or caused to be done by Tenant, in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord, the Premises, and the Building free, clear, and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant. If any such lien, at any time, is filed against the Premises or any part of the Building, Tenant will cause such lien to be discharged of record within 10 days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such 10-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Building to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Building, or that any action affecting title to the Building has been commenced on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including but not limited to any maintenance, repairs, alterations, additions, improvements, or installations) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of nonresponsibility or similar written notices on the Premises in order to protect the Premises against any such liens. The terms and conditions of this Section 17.1 shall not apply to any liens arising or resulting from the initial build-out of the Premises by Landlord for Tenant.

ARTICLE 18 END OF TERM

      18.1 End of Term. At the end of this Lease, Tenant will promptly quit and surrender the Premises broom-clean, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building. Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has requested in accordance with Article 15. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises after the end of the Term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

ARTICLE 19 EMINENT DOMAIN

      19.1 Condemnation of Premises. If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "Termination Date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more than 25% of the rentable area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the Termination Date. If less than 25% of the rentable area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Base Rent will be abated in the proportion of the rentable area of the Premises so taken to the rentable area of the Premises immediately before such taking, and Tenant's Pro Rata Share will be appropriately recalculated. If 25% or more of the Building is so taken, Landlord may cancel this Lease by written notice to Tenant given within 30 days after the Termination Date. In the event of any such taking, the entire award will be paid to Landlord and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced.

ARTICLE 20 DAMAGE AND DESTRUCTION

      20.1 Notice of Casualty. If the Premises or the Building are damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this Article 20. Such notice will be given before the 30th day (the "Notice Date") after the fire or other insured casualty.

      20.2 Minor Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent which may be repaired within 120 days after the Notice Date, as reasonably determined by Landlord, Landlord will promptly begin to repair the damage after the Notice Date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Base Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "Repair Period") based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      20.3 Major Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent that may not be repaired within 180 days after the Notice Date, as reasonably determined by Landlord, then (a) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the Notice Date, such written notice to include a detailed explanation of the reasons the Premises or the Building cannot be repaired within 180 days, or (b) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within 10 days after Landlord's delivery of a written notice that the repairs cannot be made within such 180-day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Building and Premises and Base Rent will be abated on a pro rata basis during the Repair Period based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      21.4 Tenant Caused Casualty. If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees, or invitees, there will be no abatement of Base Rent as otherwise provided for in this Article 20. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, or the Building, except as set forth in this Lease.

ARTICLE 21 SUBORDINATION

      21.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any mortgage, together with any renewals, extensions, modifications, consolidations, and replacements of such mortgage (a "Superior Lien"), now or after the date affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Building or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Notwithstanding the foregoing, Tenant will execute, acknowledge, and deliver to Landlord, within 20 days after written demand by Landlord, such documents as may be reasonably requested by Landlord or the holder of any Superior Lien to confirm or effect any such subordination.

      21.2 Attornment. Tenant agrees that in the event that any holder of a Superior Lien succeeds to Landlord's interest in the Premises, Tenant will pay to such holder all Rents subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a Superior Lien of the remedies provided for by law or by such Superior Lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest will not be bound by:

      (c) Any payment of Rent for more than one month in advance;

      (d) Any amendment or modification of this Lease made without the written consent of such successor in interest;

      (e) Any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or

      (f) Any claim or offset of Rent against the Landlord .

Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will, within 20 days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment, so long as such instrument provides that such successor in interest will not disturb Tenant in its use of the Premises in accordance with this Lease and will otherwise abide by the terms of this Lease from and after the effective date on which such successor in interest succeeds to Landlord's interest in this Lease.

ARTICLE 22 ENTRY BY LANDLORD

      22.1 Landlord's Right of Entry.Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at reasonable hours upon prior notice to Tenant to:

      (g) Inspect the Premises;

      (h) Exhibit the Premises to prospective purchasers, lenders or tenants;

      (i) Determine whether Tenant is complying with all its obligations in this Lease;

      (j) Supply services to be provided by Landlord to Tenant according to this Lease;

      (k) Post written notices of nonresponsibility or similar notices; or

      (l) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building; however, all such work will be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible.

Landlord covenants and agrees to use commercially reasonably efforts to avoid unreasonable interference with Tenant and its operations in exercising its right of access pursuant to this Section 22.1. Provided Landlord uses such commercially reasonable efforts, Tenant, by this Section 22.1, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this Section. Landlord will at all times have and retain a key with which to unlock all of the doors in, on or about the Premises. Landlord will have the right to use any and all means it may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises. Any entry to the Premises by Landlord in accordance with this Section will not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, , nor will any such entry entitle Tenant to damages or an abatement of Base Rent, Additional Rent, or other charges that this Lease requires Tenant to pay..

ARTICLE 23 INDEMNIFICATION, WAIVER, AND RELEASE

      23.1 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Landlord, its employees, or agents, and subject to the provisions of Section 7.3, Tenant will neither hold nor attempt to hold Landlord, its employees, or agents liable for, and Tenant will indemnify and hold harmless Landlord, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant;

      (b) any activity, work, or thing done or permitted by Tenant in or about the Premises or the Building;

      (c) any breach by Tenant or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises under the express or implied invitation of Tenant.

            If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

      23.2 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Tenant, its employees, or agents, and subject to the provisions of Section 7.3, Landlord will neither hold nor attempt to hold Tenant, its employees, or agents liable for, and Landlord will indemnify and hold harmless Tenant, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the ownership and use of the Building by Landlord or any person claiming under Landlord;

      (b) any activity, work, or thing done or permitted by Landlord in or about the Premises or the Building;

      (c) any breach by Landlord or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Landlord, its employees, agents, contractors, or invitees entering upon the Premises.

      If any action or proceeding is brought against Tenant, its employees, or agents by reason of any such claim for which Landlord has indemnified Tenant, Landlord, upon written notice from Tenant, will defend the same at Landlord's expense, with counsel reasonably satisfactory to Tenant.

ARTICLE 24 SECURITY DEPOSIT

      24.1 There is no security deposit being paid to the Landlord under this Lease.

ARTICLE 25 QUIET ENJOYMENT

      25.1 Covenant of Quiet Enjoyment. Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 26 EFFECT OF SALE

      26.1 Sale of the Building. A sale, conveyance, or assignment of the Building will operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective date, and, after the effective date of such sale, conveyance, or assignment, Tenant will look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant will attorn to Landlord's successor in interest to this Lease, so long as such successor in interest assumes Landlord's obligations under the Lease from and after such effective date.

ARTICLE 27 DEFAULT

      27.1 Events of Default. The following events are referred to, collectively, as "Events of Default" or, individually, as an "Event of Default":

      (a) Tenant defaults in the due and punctual payment of Rent, and such default continues for 10 business days after written notice from Landlord;

      (b) Tenant vacates or abandons the Premises;

      (c) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 30 business days after its levy;

      (d) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

      (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

      (f) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter.

      27.2 Landlord's Remedies. If any one or more Events of Default set forth in Section 27.1 occurs then Landlord has the right, at its election:

      (a) To give Tenant ten (10) days' written notice of the expiration of the Term and upon the giving of such notice and the expiration of such ten (10) day period, Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term;

      (b) Without further demand or notice, to reenter and take possession through summary eviction proceedings of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, , without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

      (c) Without further demand or notice, to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 29.21, provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

      Should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, this Lease will terminate on the date of the judgment of eviction or such notice. Thereafter, Landlord shall use commercially reasonable efforts to relet the Premises and to mitigate any damages which may be due from the Tenant under this Lease.

ARTICLE 28 PARKING

      28.1 Use of Parking Areas. Tenant (including its employees, agents, clients, customers and other invitees) will be entitled to unlimited, non-exclusive use of the Parking Areas during the Term subject to the rules and regulations set forth in Exhibit B, and any amendments or additions to them. There will be no restrictions on parking and no designated spaces (either at 9 or 11 Raymond Avenue). The Landlord agrees that there will be no construction or development which diminishes the current parking area or the number of parking spaces.

ARTICLE 29 SIGNAGE

      The Tenant shall have the only sign on the pedestal in front of 11 Raymond Avenue. There will be no other pedestal signs in front of 11 Raymond Avenue. There will be no other signs, other than the existing sign for the bank tenant sign, on 11 Raymond Avenue facing Raymond Avenue or facing Main Street.

ARTICLE 30 RESTRICTION ON LANDLORD'S RENTING

      The Landlord may not rent any space in 9 or 11 Raymond Avenue to, or permit any space to be occupied by: a broker dealer; a financial planner; an NASD registered representative; an investment advisor; an insurance agency; for the sale of securities, insurance or annuities; or by an accountant, bookkeeper or income tax preparer.

ARTICLE 31 RENEWAL OPTIONS

      Tenant shall have the option to renew this Lease for an additional term of seven (7) years, by sending written notice to the Landlord on or before three
(3) months prior to the expiration of the current Term. All of the terms and conditions of this Lease shall apply during the renewal term. The Base Rent during the first year of the renewal term shall be the Base Rent during the last month of the current Term plus 3%, and the Base Rent shall increase by 3% on July 1st of each year during the renewal term.

ARTICLE 32 MISCELLANEOUS

      32.1 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

      32.2 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it will be void and a default under this Lease.

      32.3 No Waiver. The waiver by either party of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of any party to insist upon the performance by the other in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

      32.4 Limitation on Recourse. The term "Landlord" as used in this Lease means only the owner, the holder of a lease or the mortgagee in possession for the time being of the Premises, so that in the event of any sale of the Building or an assignment of this Lease or an underlying lease, Landlord herein shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder thereafter accruing or arising without the necessity of further agreement between the parties and by operation of such sale or assignment such purchaser, assignee or lessee agrees that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder. No such sale or assignment shall be deemed to relieve Landlord for any obligation arising or accruing under this Lease prior to the effective date of such sale or assignment. Notwithstanding anything herein contained to the contrary, it is specifically understood and agreed that there shall be no personal liability on the part of the Landlord (or its shareholders, venturers and partners, their shareholders, venturers and partners, and all of their officers, directors and employees), with respect to any of the terms, provisions, covenants and conditions of this Lease, and that Tenant shall look solely to the estate, property and equity of Landlord or such successor in interest in the Building and subject to the prior rights of any mortgagee or ground lessee, for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, provisions, covenants and conditions of this Lease to be performed by Landlord, which exculpation of personal liability shall be absolute and without exception.

      32.5 Estoppel Certificates. At any time and from time to time but within 10 days after prior written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying if true (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification;
(b) the date, if any, to which Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that there is no Event of Default under this Lease or an event which, with notice or the passage of time, or both, would result in an Event of Default under this Lease, except for defaults specified in said certificate; and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee of the Building. Tenant's failure to deliver such a certificate within such time will be conclusive evidence of the matters set forth in it.

      32.6 Waiver of Jury Trial. Landlord and Tenant by this Section 32.6 waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

      32.7 Holding Over. Tenant will have no right to remain in possession of all or any part of the Premises after the expiration of the Term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further Term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Base Rent will be increased to an amount equal to 125% of the Base Rent payable during the last month of the Term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease.

      32.8 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address set forth in Section 1.1. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this Section 30.12.

      32.9 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision will be added as a part of this Lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      32.10 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

      32.11 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or the manner of operating the Premises or the Building.

      32.12 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

      32.13 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant will deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30 day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any holder of a mortgage or other encumbrance on the Building of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

      32.14 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

      32.15 Governing Law. This Lease will be governed by and construed pursuant to the laws of New York, without regard to principles of conflict of laws.

      32.16 Landlord's Consent. With respect to any provision hereof which provides for the consent or approval of Landlord, said consent or approval shall be in writing and shall not be unreasonably withheld. Tenant in no event shall be entitled to make any claim, and Tenant hereby waives any claim for money damages, whether by way of set off, counterclaim, defense or otherwise, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed any consent or approval. Tenant's sole remedies shall be an action or proceeding to enforce any such provision, or for an injunction or declaratory judgment. To the extent that Tenant is the prevailing party in any such action or proceeding, Tenant shall be entitled to recover its reasonable attorneys' fees and costs. All expenses reasonably and verifiably incurred by Landlord in reviewing and acting upon any request for consent hereunder, including but not limited to, attorneys' and architects' fees, shall be reimbursed by Tenant to Landlord, shall be deemed to constitute Additional Rent and shall be paid over to Landlord on the first day of the month following demand therefor.

      32.17 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                         LANDLORD:

                                         ANGELO BALBO MANAGEMENT, LLC


                                         By: /s/ Angelo Balbo
                                             -----------------------------------
                                                  Angelo Balbo, President


                                         TENANT:

                                         GILMAN + CIOCIA, INC.


                                         By: /s/ Michael Ryan
                                             -----------------------------------
                                                  Michael Ryan, President

                                    EXHIBIT A

                    Legal Description of the Land is Annexed

                             TITLE NO. RCA-813-37184

                                   SCHEDULE A

PARCEL I

      ALL that certain plot, piece, or parcel of land situate, lying and being in the Town of Poughkeepsie, County of Dutchess and State of New York, being bounded and described as follows:

      BEGINNING at a spike set near the center line of an asphalt concrete drive adjacent to the edge of the concrete sidewalk, said point being the southeast corner of Parcel No. 3 and the northeast corner of the herein described parcel; thence running along the westerly side of Raymond Avenue and more or less along the westerly edge of the concrete sidewalk the following courses and distances:
South 11 degrees 10' 30" West 16.54 feet; South 16 degrees 32' 30" West 72.83 feet; South 16 degrees 03' 30" West 5.99 feet; South 14 degrees 45' 40" West
33.50 feet and South 14 degrees 24' 30" West 17.05 feet to a nail set in a rock at the westerly edge of the concrete sidewalk said point being the northeast corner of lands of Crimswal Realty Company and the southeast corner of the herein described parcel; thence along the northerly boundary line of Crimswal Company, North 83 degrees 32' 30" West said boundary line being parallel to and 48 feet distant northerly from the north face of the large brick and block building standing on the northwest corner of Raymond Avenue and the Poughkeepsie East Arterial formerly Haight Avenue at this location, a distance of 308.81 feet to an iron pin found set at the northwest corner of lands of Crimswal Realty Company and the southwest corner of the herein described parcel; thence running along the rear line or easterly line of several owners of lots facing Lewis Avenue and running on the easterly side thereof, North 10 degrees 46' 50" East a distance of 176.82 feet to an iron pin set at the southwest corner of Parcel No. 2 and the northwest corner of the herein described parcel; thence along the southerly boundary of Parcel No. 2 South 79 degrees 53' 30" East a distance of
41.65 feet to a spike set in an asphalt concrete blocking lot at the southeast corner of Parcel No. 2 and the southwest corner of Parcel No. 3; thence along the southerly boundary line of Parcel No. 3 the following courses and distances:
South 75 degrees 42' 40" East 121.40 feet and South 78 degrees 46' 40" East
156.50 feet to the point and place of BEGINNING.

                SCHEDULE A OF THIS REPORT CONSISTS OF THREE PAGES

                                    EXHIBIT B

                              Rules and Regulations

            1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures. Landlord shall discuss such systems and procedures with Tenant prior to implementation.

            2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

            3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of the Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and Building standard mini-blinds, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the Tenant.

            4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the Tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

            5. No smoking shall be done or permitted by any tenant or by any agent, employee, guest or invitee of any tenant in the Common Areas.

            6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

            7. No tenant will in any way deface any part of the Premises or the Building. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

            8. Tenant will not alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agent, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following Tenant's written request to Landlord and will be at Tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each Tenant, free of charge, with two (2) keys to each door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys requested by any Tenant. Tenant, upon termination of its tenancy, will deliver to Landlord all keys for the Premises and Building that have been furnished to such Tenant.

            9. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in such tenant's normal operations in the Premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

            10. Landlord will have the right, exercisable upon written notice and without liability to any tenant, to change the name and street address of the Building.

            11. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

            12. Tenant will not bring any animals or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

            13. Tenant will store all its trash and garbage within the Premises or in receptacles provided by Landlord. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. Removal of any furniture or furnishings, large equipment, packing crates and packing materials will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

            14. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

            15. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice to Landlord at the Landlord's Address. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

            16. A directory of the Building will be provided for the display of the name and location of tenants only. All entries on the Building directory display will conform to standards and style set by Landlord in its sole discretion. . No Tenant will have any right to the use of any exterior sign.

            17. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant will make good all injuries sustained by other tenants or occupants of the Building or Landlord.

            18. Tenant will not conduct itself in any manner that is inconsistent with the character of the Building or that will impair the comfort and convenience of other tenants in the Building.

            19. Neither Landlord nor any operator of the Parking Areas will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Areas, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Areas ; (b) Tenant uses the Parking Areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Except to the extent caused by Landlord's negligent act or omission, Tenant waives and releases Landlord from any and all liability arising out of the use of the Parking Areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

            20. Tenant (including Tenant's employees, agents, invitees, and visitors) will use the Parking Areas solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the Parking Areas. The Parking Areas may be used by Tenant, its agents, or employees, for occasional overnight parking of vehicles, but shall not under any circumstances be used by Tenant or its agents or employees for the display or parking of vehicles advertised as being for sale. Tenant will ensure that any vehicle parked in any of the Parking Areas will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Areas are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an Event of Default under the Lease.

            21. Tenant's right to use the Parking Areas will be in common with other tenants of the Building and with the tenants of 9 Raymond Avenue.

            22. Tenant has no right to assign or sublicense any of its rights in the Parking Areas, except as part of a permitted assignment or sublease of the Lease.

            23. No act or thing done or omitted to be done by Landlord or Landlord's agent during the Term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by Landlord of any Tenant nor will it be deemed an acceptance of surrender of the Premises by any Tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

            24. In these rules and regulations, Tenant includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

            25. These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.

                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT is made as of this 30th day of June, 2006 by and between GILMAN + CIOCIA, INC., a Delaware corporation having its principal office at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Tenant") and, ANGELO BALBO MANAGEMENT, LLC, a New York limited liability company having an office at 18 Millbank Road, Poughkeepsie, NY 12603 (the "Landlord").

            NOW, THEREFORE, for one dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

ARTICLE 1 BASIC LEASE INFORMATION

      1.1 Basic Lease Information. As used in this Lease, the following basic lease terms shall have the meanings ascribed thereto:

      (a)   Lease Date: June 30, 2006

      (b)   Landlord's Address:

                  18 Millbank Road

                  Poughkeepsie, NY 12603

                  with a copy at the same time to:

                  Michael Kistner, Esq.

                  2 Raymond Avenue

                  Poughkeepsie, NY 12603

      (c)   Tenant's Address:

                  Gilman + Ciocia, Inc.
                  11 Raymond Avenue
                  Poughkeepsie, New York 12603
                  Attention: Legal Department

      (d)   Building Address:

                  11 Raymond Avenue
                  Poughkeepsie, NY 12603

      (e) Premises: Suite 35, containing approximately 1,706 gross rentable square feet, and containing approximately 1,485 net useable square feet.

      (f) Tenant's Pro Rata Share: A percentage, based upon the ratio of the gross rentable square footage of the Premises to the total gross rentable square footage of the Building and 9 Raymond Avenue. Tenant's Pro Rata Share, based upon the current rentable square footage of the Building and 9 Raymond Avenue and the current rentable square footage of the Premises, is 1,706/34,631, 4.93%.

      (g) Term: 36 months, beginning on the Commencement Date and expiring on the Expiration Date.

      (h)   Commencement Date: July 1, 2006.

      (i) Expiration Date: June 30, 2009 unless adjusted or sooner terminated as provided herein.

      (j)   Security Deposit: None.

      (k) Base Rent: Throughout the Term, Base Rent shall be $18,087.00 per year, and $1,507.00 per month. The Base Rent shall increase by three (3%) percent on July 1st of each year during the Term.

      (l)   Broker: None.

      (m) Estimated Monthly Additional Rent Charge (not including Tenant's Pro Rata Share of Taxes): $427.00.

      1.2 Additional Definitions. As used in this Lease, the following terms shall have the meanings ascribed thereto:

      (a) Additional Rent: Any amounts that this Lease requires Tenant to pay in addition to Base Rent.

      (b) Building: 11 Raymond Avenue and related improvements (including, without limitation, parking lots, walkways, driveways, fences and landscaping) of which the Premises are a part.

      (c) Common Areas: The hallways, entryways, stairs, elevators, driveways, parking lot, walkways, restrooms, trash facilities, and all other areas and facilities in and about the Building that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees or visitors.

      (d) Land: The land on which the Building is located, which is described on Exhibit A.

      (e) Parking Areas: Those portions of the parking lots adjacent to the Building which Landlord shall from time to time designate for use by the tenants of the Building for parking.

      (f) Prime Rate: The rate of interest from time to time announced by Citibank as its prime rate of interest.

      (g) Rent: The Base Rent and Additional Rent.

If any other provision of this Lease contradicts any definition of this Article, the other provision will prevail.

      1.3 Exhibits. The following exhibits are attached to and made a part of this Lease:

            EXHIBIT A -- Legal Description of the Land

            EXHIBIT B -- Rules and Regulations

ARTICLE 2 AGREEMENT

      2.1 Grant of Lease. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, on the terms and conditions set forth in this Lease.

ARTICLE 3 DELIVERY OF PREMISES

      3.1 Delivery of Possession.

      (a) The Premises shall be delivered to the Tenant as of July 1, 2006.

      (b) Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose. Landlord and its agents or employees have not agreed to undertake any alterations or construct any Tenant improvements to the Premises.

ARTICLE 4 BASE RENT

      4.1 Payment of Base Rent. Throughout the Term, Tenant will pay Base Rent to Landlord in monthly installments, the first of which shall become due on the Commencement Date with successive installments to become due on the first day of each successive calendar month thereafter. Base Rent will be paid to Landlord, without written notice or demand, and without deduction or offset, in lawful money of the United States of America at Landlord's Address, or to such other address as Landlord may from time to time designate in writing.

      4.2 Late Payment. In the event that any payment of Rent due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

ARTICLE 5 REAL ESTATE AND ASSESSMENTS

      5.1 Tenant's Obligation to Pay Taxes. Tenant covenants and agrees that it shall pay to Landlord, as Additional Rent, Tenant's Pro Rata Share of all real property taxes and assessments of whatever kind and nature, including water and sewer rents, special assessments and payments in lieu of taxes levied, imposed, assessed or fixed on or against the Building and the Land or arising from the use, occupancy or possession thereof, during the Term hereof (hereinafter collectively referred to as the "Taxes").

      5.1 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a Taxes estimated payment (the "Estimated Taxes Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $640 per month.

      (b) The Landlord shall re-compute the Estimated Taxes Payment on July 1 of each year during the Term. The Estimated Taxes Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following the issuance of each real estate tax bill of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual real estate tax on the bill as compared to the estimate for such tax collected. If the actual real estate taxes on the bill exceed the total Estimated Taxes Payments for such tax during the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Taxes Payments for such tax exceed the actual real estate taxes for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) In the event that any Estimated Taxes Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      5.2 Contest by Landlord. Landlord shall have the right, after reasonable consultation with Tenant, to contest in good faith any Tax or assessment at Landlord's cost and expense. Tenant shall be entitled to its Pro Rata Share of the net proceeds of any refund received by the Landlord as a result of any such contest.

      5.3 Contest by Tenant. In the event that Landlord shall fail to contest any Tax or assessment, Tenant shall have the right to contest such tax or assessment in good faith, at its own cost and expense, provided, however, that notwithstanding such contest, (1) Tenant shall pay when due its Pro Rata Share of any Taxes; (2) Tenant shall comply with all applicable laws, rules and regulations regarding the payment of Taxes; (3) Tenant shall not take any action which would adversely affect, threaten or jeopardize the interest of the Landlord in the Building or the Land; and (4) Tenant shall promptly pay, indemnify and save Landlord harmless from, all penalties and interest which may be charged or imposed as a result of or during the pendency of, any such contest. In the event of any such contest by Tenant, Landlord agrees to reasonably cooperate with Tenant, provided, however, that such cooperation shall be without any cost or expense to Landlord and shall not be construed so as to require the Landlord to withhold the payment of any Tax, interest or penalty otherwise due and owing to, or charged by, any taxing authority.

      5.4 Adjustments for Partial Lease Years. It is further agreed that for the first and last lease years of the Term, the portion of all Taxes, other than such as result from assessments attributable to Tenant, to be paid by the Tenant shall be pro rated, depending on the proportion which each such lease year shall bear to the tax year in which it falls.

      5.5 Other Taxes Imposed on Landlord. Tenant shall not be obligated or required hereunder to pay any franchise, excise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, or any income, profit or revenue tax upon the income or receipts of Landlord.

      5.6 Taxes Attributable to Tenant. Tenant shall be responsible for and shall pay prior to the time when such payment shall be deemed delinquent, all Taxes assessed during the Term against any leasehold interest, or any improvements, alterations, additions, fixtures or personal property of any nature placed in, on or about the Premises by the Tenant, whether such tax shall have been levied or assessed against Landlord or Tenant.

ARTICLE 6 ADDITIONAL RENT

      6.1 In addition to all other rental charges provided for in this Lease, Tenant agrees to pay as Additional Rent:

      (a) Its Pro Rata Share of the following costs and expenses incurred by Landlord in connection with the operation, maintenance and non-structural repair of the Building ("CAM Charges"): utilities, insurance, cleaning, snow removal, parking lot cleaning and other "routine maintenance". "Routine maintenance" is defined to mean those items having a maintenance cycle of annually or more frequently. The Tenant shall not be responsible for "periodic maintenance" items. "Periodic maintenance" is defined as those items with a maintenance cycle of less than annually (e.g., re-sealing the parking lot).

      (b) One hundred percent (100%) of the cost of any janitorial or other service furnished exclusively to the Premises.

      6.2 (a) The Tenant shall pay to the Landlord on the first day of each month during the Term commencing on July 1, 2006, a CAM Charges estimated payment (the "Estimated Payment"). The Estimated Payment for the one year period starting on July 1, 2006 and ending on June 30, 2007 shall be $427.00 per month. The Estimated Payment shall apply to a CAM Charge item that exceeds a cost of $4,000 (a "Large Item") at the Tenant's option. The Tenant may pay a Large Item, at its option, within 30 days of being billed by the Landlord for the Large Item instead of having the Large Item paid out of the Estimated Payments.

      (b) The Landlord shall re-compute the Estimated Payment on July 1 of each year during the Term. The Estimated Payment so recomputed shall not increase by more than ten (10%) percent each year.

      (c) Within two (2) months following July 1 of each year during the Term, the Landlord shall send to the Tenant a Statement showing the actual CAM Charges for the concluded year. If the actual CAM Charges exceed the total Estimated Payments for the concluded year, the Tenant shall pay the difference to the Landlord within thirty (30) days from the date of the Statement. If the total Estimated Payments exceed the actual CAM Charges for the year, the Landlord shall pay the difference to the Tenant within thirty (30) days form the date of the Statement.

      (d) Within ten (10) business days of Tenant's written request, Landlord will make available for inspection at Landlord's office during regular business backup information with respect to the CAM Charges. The Tenant may only make one request for backup information each month. The Landlord shall send to the Tenant the backup information for Any Large Item expense within thirty (30) days of the expense.

      (e) In the event that any Estimated Payment due hereunder shall not be paid by the tenth (10th) day after which it is due, a late charge of 5% for each dollar not paid may be charged by Landlord for each month or part thereof that the same remains overdue. This charge shall be in addition to and not in lieu of any other remedy Landlord may have and is in addition to any reasonable fees and charges of any agents or attorneys Landlord may employ as a result of any default in the payment of Rent hereunder, whether authorized herein or by law. Any such "late charges" if not previously paid shall, at the option of Landlord, be added to and become part of the succeeding Rent payment to be made hereunder and shall be deemed to constitute Additional Rent.

      6.3 Under no circumstances shall the CAM Charges be construed so as to impose upon Tenant any obligation for expenses incurred by Landlord with respect to (a) replacement or re-sealing of blacktop, (b) traffic control devices not located on the Land, (c) depreciation on the Building or on machinery and equipment used in the management, operation, maintenance and repair of the Building or the Land, (d) capital improvements or (e) structural repairs (including the roof).

ARTICLE 7

      7.1 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to
Landlord:

      (d) Commercial general liability insurance with coverage for bodily injury and property damage liability, with a combined single occurrence limit of not less than $2,000,000. All such insurance shall include contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease;

      (e) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Building, and any leasehold improvements to the Premises in an amount not less than the full replacement cost. Property forms shall provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of Article 20, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

      (f) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of New York; and

      7.2 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord as an additional insured, will be delivered to Landlord promptly following the Lease Date, but in no event later than five (5) days prior to Tenant's occupancy of the Premises and from time to time at least 10 days prior to the expiration of the term of each such policy.. All commercial general liability or comparable policies maintained by Tenant will name Landlord as an additional insured, entitling Landlord to recover under such policies for any loss sustained by Landlord, its agents, and employees as a result of the acts or omissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced below the minimums herein except after 30 days' prior written notice to Landlord. All commercial general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

      7.3 Waiver of Subrogation. Landlord and Tenant each waive any and all rights to recover against the other or against any other tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of such other party or of such other tenant or occupant of the Building, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 7 or any other property insurance actually carried by such party to the extent of the limits of such policy. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Building or the Premises or the contents of the Building or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements

      7.4 Adequacy of Coverage. Landlord, its agents, and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 7 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant will obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense.

ARTICLE 8

      8.1 Tenant's Use of the Premises. The Premises will be used by Tenant solely as a business office, including, but not limited to: general business operations, broker dealer operations, accounting, tax return preparation, financial planning and brokerage services, and broker dealer operations. Tenant acknowledges and agrees that, Tenant will use the Premises in a careful, safe, and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other tenant or occupant of the Building or Landlord in its operation of the Building.

ARTICLE 9 REQUIREMENTS OF LAW; FIRE INSURANCE

      9.1 General. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or in force after the Lease Date, with the requirements of any board of fire underwriters or other similar body, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Premises or the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

      9.2 Hazardous Materials.

      (a) For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss.ss. 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

      (b) Tenant will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Building by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Building to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (ii) all claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Premises.

      (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 9. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's Hazardous Materials on the Premises. Tenant's obligations under this
Article 10 will survive the expiration or other termination of this Lease.

      9.3 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Building which would (a) jeopardize or be in conflict with fire insurance policies covering the Building or fixtures and property in the Building; (b) increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be for use of the Building as an office/warehouse; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.

ARTICLE 10 ASSIGNMENT AND SUBLETTING

      10.1 General. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage, or encumber this Lease, nor sublease, nor permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld or delayed. Any assignment or sublease in violation of this Article 10 will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Section 10.1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

      10.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space;
(d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's reasonable approval.

      10.3 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.

      10.4 Permitted Transfer. No Landlord consent shall be necessary in the case of an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated; provided that Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease, Tenant shall remain liable under the terms of this Lease, and the resulting or surviving entity has a net worth at the time of such assignment, equal to or in excess of Tenant's.

      10.5 Remedies. If Tenant believes that Landlord has unreasonably withheld its consent pursuant to this Article 10, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent. In the event that Tenant successfully obtains any such declaratory judgment and such judgment is not overturned on appeal, Tenant shall be entitled to its reasonable attorney's fees and court costs with respect thereto.

ARTICLE 11 RULES AND REGULATIONS

      11.1 Landlord's Rules and Regulations. Tenant and its employees, agents, licensees and visitors will at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit B. Landlord may from time to time reasonably amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises and the Building, and the comfort, quiet, and convenience of occupants of the Building, provided that no such new rules or regulations shall materially increase Tenant's responsibilities nor materially decrease Tenant's rights hereunder. Modifications or additions to the rules and regulations will be effective upon 30 days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord will have all remedies that this Lease provides for default by Tenant, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord will not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease will govern.

ARTICLE 12 COMMON AREAS

      12.1 Tenant's Use of the Common Areas. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the Term to use the Common Areas with others, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, except with respect to matters covered by subsection (a) below, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this Article 12 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Premises, Landlord will have the right to:

      (d) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

      (e) Temporarily close any of the Common Areas for necessary maintenance, alteration, or improvement purposes; and

      (f) Change the size, use, shape, or nature of any such Common Areas, including erecting additional buildings on the Common Areas, expanding the Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the Building (excluding the Premises) or other buildings to Common Areas, provided that, without Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, no such change in the Common Areas shall materially impair ingress and egress to and from the Premises. Upon erection of any additional buildings or change in Common Areas, the portion of the Building upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

ARTICLE 13 LANDLORD'S REPAIR AND MAINTENANCE

      13.1 Landlord's Repair of Building. Landlord shall make necessary structural repairs to the Building and shall keep in good order, condition and repair all mechanical systems (including, but not limited to, electrical, plumbing, heating, ventilation and air conditioning systems) servicing the Common Areas or the entire Building, and the exterior foundations, downspouts, gutters and roof of the Building, excluding, however, all windows, doors, plate glass, signs and all repairs required by any casualty. For the purpose of this Lease, a structural repair shall be defined as any structural repair to the steel frame, footings, foundations, masonry walls, and roof of the Building. To the extent that any repairs, whether structural or otherwise, result from damage caused by any act, omission or negligence of Tenant, any subtenant or concessionaire, or their respective employees, agents, invitees, licensees or contractors, such repairs shall be performed by Landlord at the cost and expense of Tenant, which expenses shall constitute Additional Rental.

      13.2 Landlord's Repair of Common Areas. Landlord further agrees to maintain and repair and keep in good order and condition, reasonably clean and free from snow, dirt and rubbish, all Common Areas. The costs and expenses incurred by Landlord for maintenance, repairs, utilities, janitorial service, refuse and snow removal and security of the Common Areas shall be performed to ensure the proper quality and the preservation of the reputation of the Building.

      13.3 Limitation on Liability. Landlord will not be in default under this Lease or be liable to Tenant or any other person for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, cleaning, lighting, security; for surges or interruptions of electricity; or for other services Landlord has agreed to supply during any period when Landlord uses reasonable diligence to supply such services. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of such services. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary governmental energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building of any person. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord will have the right to prevent access to the Building during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing Parking Areas and other Common Areas. Except to the extent occasioned by Landlord's negligence or intentional misconduct, Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this Article 13. Under no circumstances will any such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

ARTICLE 14 TENANT'S CARE OF THE PREMISES

      14.1 Maintenance of the Premises.

      (a) Tenant, at its sole cost and expense, shall take good care of the Premises and shall keep, repair, replace and maintain the Premises (including any electrical, plumbing, heating, ventilation, air conditioning and other mechanical systems exclusively servicing the Premises and Tenant's equipment, personal property and trade fixtures located in the Premises, which mechanical systems shall be free of defects and in good working order on the date of Delivery of Possession ) in good order, condition and repair, and each and every part thereof (including, without limitation, painting and decorating), excepting only such matters that are expressly stated herein to be within the Landlord's obligation to maintain, and shall not cause nor permit any snow, ice, dirt, debris or rubbish to be put, placed or maintained on the sidewalks, driveways, parking lots, yards, entrances and curbs, in, on or adjacent to the Premises. Tenant further agrees not to use the Premises or permit the Premises to be used in any manner as to cause excessive depreciation of or to the Building, and agrees not to cause nor permit waste of or damage or nuisance to, in, or about the Premises or the Building.

      (b) Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice at any time. Landlord shall repair at Tenant's expense, any damage to the Building or roof resulting from the installation, repair, use, or replacement of any such air conditioner or other device.

ARTICLE 15 ALTERATIONS

      15.1 General.

            1. During the Term, Tenant will not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right to make interior, non-structural alterations in an amount not exceeding $50,000 in the aggregate over the Term.

      (b) Subject to Tenant's rights in Article 18, all alterations, additions, fixtures, and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant, unless when consenting to such alterations, additions, fixtures, or improvements, Landlord has advised Tenant in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

      15.2 Free-Standing Partitions. Tenant will have the right to install free-standing work station partitions in that portion of the Premises designated by Landlord as office space, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. Any free-standing work station partitions purchased by Tenant will be part of Tenant's trade fixtures for all purposes under this Lease. Any other partitions installed in the Premises are and will be Landlord's property for all purposes under this Lease.

      15.3 Landlord Alterations. Any modifications or renovations of the lobby, the second and third floor hallways, the stairways or any of the bathrooms shall require the prior written approval of Tenant, which approval shall not be unreasonably withheld.

      15.4 Removal. If Landlord has required Tenant to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this Article 15, Tenant will remove such alterations, additions, fixtures, and improvements at Tenant's sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted.

ARTICLE 16 UTILITY SERVICE

      16.1 Utility Service for Premises. Tenant agrees to pay as and when the same become due and payable, all charges for electricity, gas, heat, steam, hot water, telephone and other utilities supplied to the Premises during the Term, together with cost of repair, maintenance, replacement and reading of all meters measuring Tenant's use or consumption thereof. If any such services are separately metered or billed to Tenant, Tenant shall pay all charges for such services directly. If, however, any such services are not separately metered or billed to Tenant but rather are billed to and paid by Landlord, Tenant will pay to Landlord its proportionate share of the cost of such services (as determined by Landlord) as Additional Rent. In the event that Tenant shall fail to pay any charges for any or all of the aforesaid services when due, Landlord shall have the right, but not the obligation to make such payments, in which event, a sum equal to any such payments shall be Additional Rent, and shall be collectible as such, together with interest at an annual rate equal to five percent (5%) percent above the Prime Rate, from the date of payment by Landlord. In no event shall Landlord be responsible or liable for the failure to supply Tenant or for the failure of Tenant to receive, any utility service, except in the event that Landlord shall be negligent in connection with any such failure, nor shall Tenant be entitled to any cessation, abatement, reduction or other offset of Rent in the event of any failure to receive any utility service.

ARTICLE 17 MECHANICS' LIENS

      17.1 Removal of Liens. Tenant will pay or cause to be paid all costs and charges for work (a) done by Tenant or caused to be done by Tenant, in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and hold Landlord, the Premises, and the Building free, clear, and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant. If any such lien, at any time, is filed against the Premises or any part of the Building, Tenant will cause such lien to be discharged of record within 10 days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such 10-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Building to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Building, or that any action affecting title to the Building has been commenced on account of work done by or for or materials furnished to or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including but not limited to any maintenance, repairs, alterations, additions, improvements, or installations) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of nonresponsibility or similar written notices on the Premises in order to protect the Premises against any such liens. The terms and conditions of this Section 17.1 shall not apply to any liens arising or resulting from the initial build-out of the Premises by Landlord for Tenant.

ARTICLE 18 END OF TERM

      18.1 End of Term. At the end of this Lease, Tenant will promptly quit and surrender the Premises broom-clean, in good order and repair, ordinary wear and tear excepted. If Tenant is not then in default, Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building. Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has requested in accordance with Article 15. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises after the end of the

Term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

ARTICLE 19 EMINENT DOMAIN

      19.1 Condemnation of Premises. If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "Termination Date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more than 25% of the rentable area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the Termination Date. If less than 25% of the rentable area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Base Rent will be abated in the proportion of the rentable area of the Premises so taken to the rentable area of the Premises immediately before such taking, and Tenant's Pro Rata Share will be appropriately recalculated. If 25% or more of the Building is so taken, Landlord may cancel this Lease by written notice to Tenant given within 30 days after the Termination Date. In the event of any such taking, the entire award will be paid to Landlord and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced.

ARTICLE 20 DAMAGE AND DESTRUCTION

      20.1 Notice of Casualty. If the Premises or the Building are damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this Article 20. Such notice will be given before the 30th day (the "Notice Date") after the fire or other insured casualty.

      20.2 Minor Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent which may be repaired within 120 days after the Notice Date, as reasonably determined by Landlord, Landlord will promptly begin to repair the damage after the Notice Date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Base Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "Repair Period") based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      20.3 Major Damage. If the Premises or the Building are damaged by fire or other insured casualty to an extent that may not be repaired within 180 days after the Notice Date, as reasonably determined by Landlord, then (a) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the Notice Date, such written notice to include a detailed explanation of the reasons the Premises or the Building cannot be repaired within 180 days, or (b) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within 10 days after Landlord's delivery of a written notice that the repairs cannot be made within such 180-day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Building and Premises and Base Rent will be abated on a pro rata basis during the Repair Period based on the proportion of the rentable area of the Premises Tenant is unable to use during the Repair Period.

      21.4 Tenant Caused Casualty. If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees, or invitees, there will be no abatement of Base Rent as otherwise provided for in this Article 20. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, or the Building, except as set forth in this Lease.

ARTICLE 21 SUBORDINATION

      21.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any mortgage, together with any renewals, extensions, modifications, consolidations, and replacements of such mortgage (a "Superior Lien"), now or after the date affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Building or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Notwithstanding the foregoing, Tenant will execute, acknowledge, and deliver to Landlord, within 20 days after written demand by Landlord, such documents as may be reasonably requested by Landlord or the holder of any Superior Lien to confirm or effect any such subordination.

      21.2 Attornment. Tenant agrees that in the event that any holder of a Superior Lien succeeds to Landlord's interest in the Premises, Tenant will pay to such holder all Rents subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a Superior Lien of the remedies provided for by law or by such Superior Lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest will not be bound by:

      (c) Any payment of Rent for more than one month in advance;

      (d) Any amendment or modification of this Lease made without the written consent of such successor in interest;

      (e) Any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or

      (f) Any claim or offset of Rent against the Landlord .

Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will, within 20 days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment, so long as such instrument provides that such successor in interest will not disturb Tenant in its use of the Premises in accordance with this Lease and will otherwise abide by the terms of this Lease from and after the effective date on which such successor in interest succeeds to Landlord's interest in this Lease.

ARTICLE 22 ENTRY BY LANDLORD

      22.1 Landlord's Right of Entry.Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at reasonable hours upon prior notice to Tenant to:

      (g) Inspect the Premises;

      (h) Exhibit the Premises to prospective purchasers, lenders or tenants;

      (i) Determine whether Tenant is complying with all its obligations in this Lease;

      (j) Supply services to be provided by Landlord to Tenant according to this Lease;

      (k) Post written notices of nonresponsibility or similar notices; or

      (l) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building; however, all such work will be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible.

Landlord covenants and agrees to use commercially reasonably efforts to avoid unreasonable interference with Tenant and its operations in exercising its right of access pursuant to this Section 22.1. Provided Landlord uses such commercially reasonable efforts, Tenant, by this Section 22.1, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this Section. Landlord will at all times have and retain a key with which to unlock all of the doors in, on or about the Premises. Landlord will have the right to use any and all means it may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises. Any entry to the Premises by Landlord in accordance with this Section will not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, , nor will any such entry entitle Tenant to damages or an abatement of Base Rent, Additional Rent, or other charges that this Lease requires Tenant to pay..

ARTICLE 23 INDEMNIFICATION, WAIVER, AND RELEASE

      23.1 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Landlord, its employees, or agents, and subject to the provisions of Section 7.3, Tenant will neither hold nor attempt to hold Landlord, its employees, or agents liable for, and Tenant will indemnify and hold harmless Landlord, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant;

      (b) any activity, work, or thing done or permitted by Tenant in or about the Premises or the Building;

      (c) any breach by Tenant or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises under the express or implied invitation of Tenant.

            If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

      23.2 Indemnification. Except for any injury or damage to persons or property on the Premises that is proximately caused by or results proximately from the negligence or deliberate act of Tenant, its employees, or agents, and subject to the provisions of Section 7.3, Landlord will neither hold nor attempt to hold Tenant, its employees, or agents liable for, and Landlord will indemnify and hold harmless Tenant, its employees, and agents from and against, any and all losses, demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with or arising from:

      (a) the ownership and use of the Building by Landlord or any person claiming under Landlord;

      (b) any activity, work, or thing done or permitted by Landlord in or about the Premises or the Building;

      (c) any breach by Landlord or its employees, agents, contractors, or invitees of this Lease; and

      (d) any injury or damage to the person, property, or business of Landlord, its employees, agents, contractors, or invitees entering upon the Premises.

      If any action or proceeding is brought against Tenant, its employees, or agents by reason of any such claim for which Landlord has indemnified Tenant, Landlord, upon written notice from Tenant, will defend the same at Landlord's expense, with counsel reasonably satisfactory to Tenant.

ARTICLE 24 SECURITY DEPOSIT

      24.1 There is no security deposit being paid to the Landlord under this Lease.

ARTICLE 25 QUIET ENJOYMENT


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

      25.1 Covenant of Quiet Enjoyment. Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 26 EFFECT OF SALE

      26.1 Sale of the Building. A sale, conveyance, or assignment of the Building will operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective date, and, after the effective date of such sale, conveyance, or assignment, Tenant will look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant will attorn to Landlord's successor in interest to this Lease, so long as such successor in interest assumes Landlord's obligations under the Lease from and after such effective date.

ARTICLE 27 DEFAULT

      27.1 Events of Default. The following events are referred to, collectively, as "Events of Default" or, individually, as an "Event of Default":

      (a) Tenant defaults in the due and punctual payment of Rent, and such default continues for 10 business days after written notice from Landlord;

      (b) Tenant vacates or abandons the Premises;

      (c) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 30 business days after its levy;

      (d) Tenant files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

      (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant are instituted against Tenant, or a receiver or trustee is appointed for all or substantially all of the property of Tenant, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

      (f) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter.

      27.2 Landlord's Remedies. If any one or more Events of Default set forth in Section 27.1 occurs then Landlord has the right, at its election:

      (a) To give Tenant ten (10) days' written notice of the expiration of the Term and upon the giving of such notice and the expiration of such ten (10) day period, Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term;

      (b) Without further demand or notice, to reenter and take possession through summary eviction proceedings of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, , without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

      (c) Without further demand or notice, to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 29.21, provided that Landlord will have no obligation to cure any such Event of Default of Tenant.

      Should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, this Lease will terminate on the date of the judgment of eviction or such notice. Thereafter, Landlord shall use commercially reasonable efforts to relet the Premises and to mitigate any damages which may be due from the Tenant under this Lease.

ARTICLE 28 PARKING

      28.1 Use of Parking Areas. Tenant (including its employees, agents, clients, customers and other invitees) will be entitled to unlimited, non-exclusive use of the Parking Areas during the Term subject to the rules and regulations set forth in Exhibit B, and any amendments or additions to them. There will be no restrictions on parking and no designated spaces (either at 9 or 11 Raymond Avenue). The Landlord agrees that there will be no construction or development which diminishes the current parking area or the number of parking spaces.

ARTICLE 29 SIGNAGE

      The Tenant shall have the only sign on the pedestal in front of 11 Raymond Avenue. There will be no other pedestal signs in front of 11 Raymond Avenue. There will be no other signs, other than the existing sign for the bank tenant sign, on 11 Raymond Avenue facing Raymond Avenue or facing Main Street.

ARTICLE 30 RESTRICTION ON LANDLORD'S RENTING

      The Landlord may not rent any space in 9 or 11 Raymond Avenue to, or permit any space to be occupied by: a broker dealer; a financial planner; an NASD registered representative; an investment advisor; an insurance agency; for the sale of securities, insurance or annuities; or by an accountant, bookkeeper or income tax preparer.

ARTICLE 31 RENEWAL OPTIONS

      Tenant shall have the option to renew this Lease for two (2) additional terms of three (3) years, by sending written notice to the Landlord on or before three (3) months prior to the expiration of the current Term. All of the terms and conditions of this Lease shall apply during the renewal term. The Base Rent during the first year of the renewal term shall be the Base Rent during the last month of the current Term plus 3%, and the Base Rent shall increase by 3% on July 1st of each year during the renewal term.

ARTICLE 32 MISCELLANEOUS

      32.1 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

      32.2 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it will be void and a default under this Lease.

      32.3 No Waiver. The waiver by either party of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of any party to insist upon the performance by the other in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

      32.4 Limitation on Recourse. The term "Landlord" as used in this Lease means only the owner, the holder of a lease or the mortgagee in possession for the time being of the Premises, so that in the event of any sale of the Building or an assignment of this Lease or an underlying lease, Landlord herein shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder thereafter accruing or arising without the necessity of further agreement between the parties and by operation of such sale or assignment such purchaser, assignee or lessee agrees that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder. No such sale or assignment shall be deemed to relieve Landlord for any obligation arising or accruing under this Lease prior to the effective date of such sale or assignment. Notwithstanding anything herein contained to the contrary, it is specifically understood and agreed that there shall be no personal liability on the part of the Landlord (or its shareholders, venturers and partners, their shareholders, venturers and partners, and all of their officers, directors and employees), with respect to any of the terms, provisions, covenants and conditions of this Lease, and that Tenant shall look solely to the estate, property and equity of Landlord or such successor in interest in the Building and subject to the prior rights of any mortgagee or ground lessee, for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, provisions, covenants and conditions of this Lease to be performed by Landlord, which exculpation of personal liability shall be absolute and without exception.

      32.5 Estoppel Certificates. At any time and from time to time but within 10 days after prior written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate


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

certifying if true (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification;
(b) the date, if any, to which Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that there is no Event of Default under this Lease or an event which, with notice or the passage of time, or both, would result in an Event of Default under this Lease, except for defaults specified in said certificate; and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee of the Building. Tenant's failure to deliver such a certificate within such time will be conclusive evidence of the matters set forth in it.

      32.6 Waiver of Jury Trial. Landlord and Tenant by this Section 32.6 waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

      32.7 Holding Over. Tenant will have no right to remain in possession of all or any part of the Premises after the expiration of the Term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further Term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Base Rent will be increased to an amount equal to 125% of the Base Rent payable during the last month of the Term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease.

      32.8 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with receipt acknowledged, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address set forth in Section 1.1. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this Section 30.12.

      32.9 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision will be added as a part of this Lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      32.10 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

      32.11 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or the manner of operating the Premises or the Building.

      32.12 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

      32.13 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant will deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30 day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any holder of a mortgage or other encumbrance on the Building of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

      32.14 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

      32.15 Governing Law. This Lease will be governed by and construed pursuant to the laws of New York, without regard to principles of conflict of laws.

      32.16 Landlord's Consent. With respect to any provision hereof which provides for the consent or approval of Landlord, said consent or approval shall be in writing and shall not be unreasonably withheld. Tenant in no event shall be entitled to make any claim, and Tenant hereby waives any claim for money damages, whether by way of set off, counterclaim, defense or otherwise, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed any consent or approval. Tenant's sole remedies shall be an action or proceeding to enforce any such provision, or for an injunction or declaratory judgment. To the extent that Tenant is the prevailing party in any such action or proceeding, Tenant shall be entitled to recover its reasonable attorneys' fees and costs. All expenses reasonably and verifiably incurred by Landlord in reviewing and acting upon any request for consent hereunder, including but not limited to, attorneys' and architects' fees, shall be reimbursed by Tenant to Landlord, shall be deemed to constitute Additional Rent and shall be paid over to Landlord on the first day of the month following demand therefor.

      32.17 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                          LANDLORD:

                                          ANGELO BALBO MANAGEMENT, LLC


                                          By: /s/ Angelo Balbo
                                              ----------------------------------
                                                   Angelo Balbo, President


                                          TENANT:

                                          GILMAN + CIOCIA, INC.


                                          By: /s/ Michael Ryan
                                              ----------------------------------
                                                   Michael Ryan, President

                                    EXHIBIT A

                    Legal Description of the Land is Annexed

                             TITLE NO. RCA-813-37184

                                   SCHEDULE A

PARCEL I

      ALL that certain plot, piece, or parcel of land situate, lying and being in the Town of Poughkeepsie, County of Dutchess and State of New York, being bounded and described as follows:

      BEGINNING at a spike set near the center line of an asphalt concrete drive adjacent to the edge of the concrete sidewalk, said point being the southeast corner of Parcel No. 3 and the northeast corner of the herein described parcel; thence running along the westerly side of Raymond Avenue and more or less along the westerly edge of the concrete sidewalk the following courses and distances:
South 11 degrees 10' 30" West 16.54 feet; South 16 degrees 32' 30" West 72.83 feet; South 16 degrees 03' 30" West 5.99 feet; South 14 degrees 45' 40" West
33.50 feet and South 14 degrees 24' 30" West 17.05 feet to a nail set in a rock at the westerly edge of the concrete sidewalk said point being the northeast corner of lands of Crimswal Realty Company and the southeast corner of the herein described parcel; thence along the northerly boundary line of Crimswal Company, North 83 degrees 32' 30" West said boundary line being parallel to and 48 feet distant northerly from the north face of the large brick and block building standing on the northwest corner of Raymond Avenue and the Poughkeepsie East Arterial formerly Haight Avenue at this location, a distance of 308.81 feet to an iron pin found set at the northwest corner of lands of Crimswal Realty Company and the southwest corner of the herein described parcel; thence running along the rear line or easterly line of several owners of lots facing Lewis Avenue and running on the easterly side thereof, North 10 degrees 46' 50" East a distance of 176.82 feet to an iron pin set at the southwest corner of Parcel No. 2 and the northwest corner of the herein described parcel; thence along the southerly boundary of Parcel No. 2 South 79 degrees 53' 30" East a distance of
41.65 feet to a spike set in an asphalt concrete blocking lot at the southeast corner of Parcel No. 2 and the southwest corner of Parcel No. 3; thence along the southerly boundary line of Parcel No. 3 the following courses and distances:
South 75 degrees 42' 40" East 121.40 feet and South 78 degrees 46' 40" East
156.50 feet to the point and place of BEGINNING.

                SCHEDULE A OF THIS REPORT CONSISTS OF THREE PAGES

                                    EXHIBIT B

                              Rules and Regulations

            1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures. Landlord shall discuss such systems and procedures with Tenant prior to implementation.

            2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

            3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of the Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and Building standard mini-blinds, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the Tenant.

            4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the Tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

            5. No smoking shall be done or permitted by any tenant or by any agent, employee, guest or invitee of any tenant in the Common Areas.

            6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

            7. No tenant will in any way deface any part of the Premises or the Building. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

            8. Tenant will not alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agent, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following Tenant's written request to Landlord and will be at Tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each Tenant, free of charge, with two (2) keys to each door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys requested by any Tenant. Tenant, upon termination of its tenancy, will deliver to Landlord all keys for the Premises and Building that have been furnished to such Tenant.

            9. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in such tenant's normal operations in the Premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

            10. Landlord will have the right, exercisable upon written notice and without liability to any tenant, to change the name and street address of the Building.

            11. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

            12. Tenant will not bring any animals or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

            13. Tenant will store all its trash and garbage within the Premises or in receptacles provided by Landlord. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. Removal of any furniture or furnishings, large equipment, packing crates and packing materials will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

            14. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

            15. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice to Landlord at the Landlord's Address. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

            16. A directory of the Building will be provided for the display of the name and location of tenants only. All entries on the Building directory display will conform to standards and style set by Landlord in its sole discretion. . No Tenant will have any right to the use of any exterior sign.

            17. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant will make good all injuries sustained by other tenants or occupants of the Building or Landlord.

            18. Tenant will not conduct itself in any manner that is inconsistent with the character of the Building or that will impair the comfort and convenience of other tenants in the Building.

            19. Neither Landlord nor any operator of the Parking Areas will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the Parking Areas, resulting from fire, theft, vandalism, accident, conduct of other users of the Parking Areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the Parking Areas ; (b) Tenant uses the Parking Areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Except to the extent caused by Landlord's negligent act or omission, Tenant waives and releases Landlord from any and all liability arising out of the use of the Parking Areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

            20. Tenant (including Tenant's employees, agents, invitees, and visitors) will use the Parking Areas solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the Parking Areas. The Parking Areas may be used by Tenant, its agents, or employees, for occasional overnight parking of vehicles, but shall not under any circumstances be used by Tenant or its agents or employees for the display or parking of vehicles advertised as being for sale. Tenant will ensure that any vehicle parked in any of the Parking Areas will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Areas are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default an Event of Default under the Lease.

            21. Tenant's right to use the Parking Areas will be in common with other tenants of the Building and with the tenants of 9 Raymond Avenue.

            22. Tenant has no right to assign or sublicense any of its rights in the Parking Areas, except as part of a permitted assignment or sublease of the Lease.

            23. No act or thing done or omitted to be done by Landlord or Landlord's agent during the Term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by Landlord of any Tenant nor will it be deemed an acceptance of surrender of the Premises by any Tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

            24. In these rules and regulations, Tenant includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

            25. These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.